The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2023 and 2022

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2023 and 2022, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Adoption of ASU No. 2018-12

As discussed in Note 3 to the consolidated financial statements, on January 1, 2023, the Company adopted ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts, with a transition date of January 1, 2021.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2023, future contract benefits liabilities totaled $40.2 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits), 3, and 13, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates and policyholder lapse behavior.
Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the benefit ratio related to the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.
We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of benefit ratio cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter	The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $3.9 billion and $1.7 billion, as of December 31, 2023, respectively, a portion of which relates to MRBs associated with variable and fixed annuity contracts issued through separate accounts that may include guaranteed living benefit and guaranteed death benefit features. The Company’s ceded MRB assets and ceded MRB liabilities totaled $1.1 billion and $0.3 billion, as of December 31, 2023, respectively. As described in Notes 1 (see section on MRBs), 3, 10 and 15 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future capital market performance and the need to update actuarial lapse and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

Accounting for Reinsurance of Universal Life Insurance Products with Secondary Guarantees, MoneyGuard® and Fixed Annuities Blocks of Business
Description of the Matter	As discussed in Note 8 to the consolidated financial statements, in May 2023, the Company entered into a reinsurance agreement with Fortitude Reinsurance Company Ltd. (“Fortitude Re”) to cede in-force universal life insurance products with secondary guarantees (“ULSG”) and fixed annuities blocks of business to Fortitude Re with an effective date of October 1, 2023. A portion of the reinsurance agreement is accounted for using deposit accounting representing $4.2 billion of deposit assets as of December 31, 2023, with the remainder accounted for as reinsurance representing a $10.5 billion asset included in reinsurance recoverables and a $2.7 billion deferred loss included in other assets as of December 31, 2023. In conjunction with the Fortitude Re transaction, the Company entered into a reinsurance agreement with Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”) to cede certain blocks of in-force MoneyGuard® blocks of business to LNBAR with an effective date of October 1, 2023. The reinsurance agreement with LNBAR is accounted for using reinsurance accounting representing a $13.2 billion asset included in reinsurance recoverables and a $4.2 billion deferred gain included in other liabilities as of December 31, 2023.

Auditing the reinsurance agreements was complex due to the multiple elements of the agreements, including the evaluation of deposit accounting versus reinsurance accounting for each line of business and determination of the reinsurance recoverables, deferred gain and loss, and deposit assets.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design, and tested the operating effectiveness of the controls over the accounting for the reinsurance agreements including, among others, controls related to the application of deposit or reinsurance accounting, the determination of the reinsurance recoverables, deferred gain and loss, and deposit assets.

We involved actuarial specialists to assist with our audit procedures which included, among others, assessing and confirming the terms of the agreements with Fortitude Re and LNBAR, evaluating management’s risk transfer conclusion, testing the fair value of the consideration transferred, testing the calculation of the deferred gain and loss, and reconciling the deposit assets and reinsurance recoverables to the recorded reserves based on the terms of the reinsurance agreements.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 15, 2024

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2023	2022
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2023 - $88,231; 2022 - $110,944; allowance for credit losses: 2023 - $19; 2022 - $21)	$82,300	$99,465
Trading securities	2,321	3,446
Equity securities	306	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2023 - $288; 2022 - $487)	18,873	18,211
Policy loans	2,463	2,345
Derivative investments	6,305	3,519
Other investments	4,757	3,577
Total investments	117,325	130,990
Cash and invested cash	3,193	2,499
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,418	12,263
Reinsurance recoverables, net of allowance for credit losses	45,110	21,804
Deposit assets, net of allowance for credit losses	21,056	11,628
Market risk benefit assets	3,894	2,807
Accrued investment income	982	1,234
Goodwill	1,144	1,144
Other assets	10,597	7,677
Separate account assets	158,257	143,536
Total assets	$373,976	$335,582

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$120,316	$113,972
Future contract benefits	40,174	38,302
Funds withheld reinsurance liabilities	13,628	8,255
Market risk benefit liabilities	1,716	2,078
Deferred front-end loads	5,923	5,115
Payables for collateral on investments	7,982	6,638
Short-term debt	840	562
Long-term debt	2,195	2,269
Other liabilities	12,438	6,251
Separate account liabilities	158,257	143,536
Total liabilities	363,469	326,978

Contingencies and Commitments (See Note 18)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,961	12,903
Retained earnings	(869)	1,414
Accumulated other comprehensive income (loss)	(1,585)	(5,713)
Total stockholder’s equity	10,507	8,604
Total liabilities and stockholder’s equity	$373,976	$335,582

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Insurance premiums	$3,416	$5,841	$5,359
Fee income	5,168	5,366	5,766
Net investment income	5,712	5,274	5,839
Realized gain (loss)	(4,934)	418	859
Amortization of deferred gain (loss) on business sold through reinsurance	48	37	32
Other revenues	649	621	657
Total revenues	10,059	17,557	18,512
Expenses
Benefits	5,028	8,203	8,027
Interest credited	3,202	2,860	2,912
Market risk benefit (gain) loss	(1,135)	296	(1,554)
Policyholder liability remeasurement (gain) loss	(167)	2,445	(119)
Commissions and other expenses	5,249	4,927	5,011
Interest and debt expense	190	137	114
Spark program expense	153	167	87
Impairment of intangibles	–	634	–
Total expenses	12,520	19,669	14,478
Income (loss) before taxes	(2,461)	(2,112)	4,034
Federal income tax expense (benefit)	(673)	(437)	737
Net income (loss)	(1,788)	(1,675)	3,297
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	4,942	(17,639)	(3,233)
Market risk benefit non-performance risk gain (loss)	(670)	(211)	(923)
Policyholder liability discount rate remeasurement gain (loss)	(145)	1,891	560
Funded status of employee benefit plans	1	(4)	3
Total other comprehensive income (loss), net of tax	4,128	(15,963)	(3,593)
Comprehensive income (loss)	$2,340	$(17,638)	$(296)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Common Stock
Balance as of beginning-of-year	$12,903	$11,950	$11,853
Capital contribution from Lincoln National Corporation	5	925	65
Stock compensation/issued for benefit plans	53	28	32
Balance as of end-of-year	12,961	12,903	11,950

Retained Earnings
Balance as of beginning-of-year	1,414	3,734	4,167
Cumulative effect from adoption of new accounting standards	–	–	(1,820)
Net income (loss)	(1,788)	(1,675)	3,297
Dividends paid to Lincoln National Corporation	(495)	(645)	(1,910)
Balance as of end-of-year	(869)	1,414	3,734

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(5,713)	10,250	9,021
Cumulative effect from adoption of new accounting standards	–	–	4,822
Other comprehensive income (loss), net of tax	4,128	(15,963)	(3,593)
Balance as of end-of-year	(1,585)	(5,713)	10,250
Total stockholder’s equity as of end-of-year	$10,507	$8,604	$25,934

See accompanying Notes to Consolidated Financial Statements

Table of Contents
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$(1,788)	$(1,675)	$3,297
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	4,934	(418)	(859)
Market risk benefit (gain) loss	(1,135)	296	(1,554)
Sales and maturities (purchases) of trading securities, net	1,302	301	(87)
Amortization of deferred gain (loss) on business sold through reinsurance	(48)	(37)	(32)
Impairment of intangibles	–	634	–
Net operating cash payments related to closing Fortitude Re reinsurance transaction	(1,457)	–	–
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	642	495	496
Accrued investment income	34	(41)	8
Insurance liabilities and reinsurance-related balances	(2,499)	652	(893)
Accrued expenses	223	(101)	377
Federal income tax accruals	(563)	(376)	708
Cash management agreement	(733)	3,730	(1,286)
Other	324	406	(351)
Net cash provided by (used in) operating activities	(764)	3,866	(176)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(10,713)	(14,768)	(16,856)
Sales of available-for-sale securities and equity securities	3,606	2,347	2,341
Maturities of available-for-sale securities	5,597	5,487	9,417
Purchases of alternative investments	(614)	(631)	(754)
Sales and repayments of alternative investments	111	441	377
Issuance of mortgage loans on real estate	(1,943)	(2,507)	(3,057)
Repayment and maturities of mortgage loans on real estate	1,266	2,247	1,873
Repayment (issuance) of policy loans, net	(120)	4	61
Net change in collateral on investments, certain derivatives and related settlements	(333)	(4,653)	3,095
Other	(352)	(40)	(253)
Net cash provided by (used in) investing activities	(3,495)	(12,073)	(3,756)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	5	925	65
Payment of long-term debt, including current maturities	–	(40)	(60)
Issuance (payment) of short-term debt	228	(522)	587
Payment related to sale-leaseback transactions	(79)	(70)	(59)
Proceeds from certain financing arrangements	86	186	159
Payment related to certain financing arrangements	(49)	–	–
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	133	–	–
Deposits of fixed account balances	16,388	16,186	13,409
Withdrawals of fixed account balances	(10,633)	(7,641)	(7,142)
Transfers from (to) separate accounts, net	(624)	19	(175)
Common stock issued for benefit plans	(7)	(21)	(13)
Dividends paid to Lincoln National Corporation	(495)	(645)	(1,910)
Other	–	(2)	(60)
Net cash provided by (used in) financing activities	4,953	8,375	4,801
Net increase (decrease) in cash, invested cash and restricted cash	694	168	869
Cash, invested cash and restricted cash as of beginning-of-year	2,499	2,331	1,462
Cash, invested cash and restricted cash as of end-of-year	$3,193	$2,499	$2,331
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement income products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 20.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year’s Consolidated Balance Sheet have been reclassified to conform to the presentation adopted in the current year.

On January 1, 2023, we adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments (“ASU 2018-12”) with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for market risk benefits (“MRBs”), which applied the full retrospective approach. Our consolidated financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by reportable segment as follows:

Reportable Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business and not reflected in the results of the reportable segments listed above.

Sale of Wealth Management Business

On December 14, 2023, our parent company LNC announced that it had entered into a Stock Purchase Agreement with Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to which Osaic agreed to acquire all of the ownership interests in the subsidiaries of LNC that comprise its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation. We anticipate the transaction will close in the first half of 2024, subject to receipt of required regulatory approvals and satisfying other customary closing conditions.

As of December 31, 2023, we had assets of $120 million and liabilities of $77 million classified as held-for-sale and reported within other assets and other liabilities, respectively, on our Consolidated Balance Sheets. The assets are reported primarily within Other Operations in Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and

•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments. Cash collateral a counterparty has posted is recorded within payables for collateral on investments. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs or “DAC”). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the

Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by each reportable segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by reportable segment:

Reportable Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Between 30 to 40 years
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Between 40 to 50 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.
In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, certain reinsurance assets, property and equipment, balances associated with corporate-owned and bank-owned life insurance, premiums and fees receivable, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, current and deferred taxes, specifically identifiable intangible assets, funds withheld reinsurance assets, ceded MRB liabilities, operating lease right-of-use (“ROU”) assets, finance lease assets and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, pension and other employee benefit liabilities, certain financing arrangements, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, derivative instrument liabilities, other policyholder liabilities, certain reinsurance payables, long-term operating lease liabilities, finance lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 9 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2023, 2022 and 2021, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $41 million, $49 million and $48 million for the years ended December 31, 2023, 2022 and 2021, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 15.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $715 million, $743 million and $848 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $461 million, $468 million and $497 million for the years ended December 31, 2023, 2022 and 2021, respectively. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $210 million, $203 million and $180 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Spark Program Expense

Spark program expense consists primarily of costs related to our Spark Initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on the Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2.  New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on the consolidated financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments	The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2024, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2024.	March 12, 2020 through December 31, 2024	This standard may be elected and applied prospectively. We utilized certain practical expedients under this guidance for contract modifications and to maintain hedge accounting for certain derivatives from the effective date through December 31, 2023. This ASU has not had a material impact to our consolidated financial condition and results of operations to date, and we do not expect future material impacts through the close of the ASU effective date on December 31, 2024.
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments	See Note 3 for information about ASU 2018-12.	January 1, 2023
We adopted this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for MRBs for which we applied a full retrospective transition approach. See Note 3 for transition disclosures related to the adoption of this ASU.

3. Adoption of ASU 2018-12

On January 1, 2023, we adopted ASU 2018-12 with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for MRBs, which applied the full retrospective approach. Our consolidated financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.

Under ASU 2018-12, we include actual historical cash flows along with best estimate future cash flows to derive the net premium ratio when calculating the LFPB associated with our traditional and limited-payment long-duration contracts. We review and update, if necessary, assumptions used to measure future cash flows included in the net premium ratio at least annually. Historical cash flows included in the net premium ratio are updated for actual experience quarterly and as assumptions are updated. Changes in the measurement of our LFPB result from updates to cash flow assumptions and actual experience, which impacts are reported within policyholder remeasurement gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). We use an upper-medium grade (low credit risk) fixed-income instrument yield (single-A) discount rate when calculating the LFPB. This discount rate is updated quarterly at each reporting date with the impact recognized in OCI. ASU 2018-12 also eliminated loss recognition testing, premium deficiency testing and the provision for adverse deviation for LFPB.

ASU 2018-12 introduced the category of MRBs, which are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs are required to be measured at fair value, with periodic changes in fair value reported within MRB gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), except for periodic changes to instrument-specific credit risk related to direct policies, which are recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities are also reported within MRB gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

ASU 2018-12 simplified the amortization model for DAC and DAC-like intangible balances, including VOBA, DSI and DFEL. Historically these balances were amortized in proportion to premium or over expected gross profits. They are now amortized on a constant-level basis over the expected term of the contract. Loss recognition testing and impairment testing are no longer applicable for DAC.

ASU 2018-12 requires disaggregated rollforwards of the beginning of year to the end of the reporting period balances. We also disclose information about inputs, judgments, assumptions, methods, changes during the period and the effect of these changes on the measurement of applicable balances. In determining the appropriate level of aggregation, we considered our reportable segments, nature and risk characteristics of our products and level of aggregation we used in disclosures presented outside the financial statements.

The following table presents the cumulative effect adjustments (in millions), after-tax and shown as increase (decrease), to the components of stockholder’s equity due to the adoption of ASU 2018-12 as of January 1, 2021, by primary accounting topic:

			Total Stockholder’s Equity
	Retained Earnings	AOCI

Shadow impacts:
DAC, VOBA, DSI and DFEL	$–	$2,271	$2,271
Additional liabilities for other
insurance benefits	–	1,197	1,197
LFPB and other (1)	(121)	(1,520)	(1,641)
MRBs (2)	(1,699)	2,874	1,175
Total	$(1,820)	$4,822	$3,002

(1) Includes impacts to reserves and ceded reserves reported within future contract benefits and reinsurance recoverables, respectively, on the Consolidated Balance Sheets, excluding shadow impacts on additional liabilities for other insurance benefits.
(2) Includes impacts related to MRB assets and MRB liabilities reported on the Consolidated Balance Sheets and ceded MRBs reported within other assets on the Consolidated Balance Sheets.

The following table summarizes the effect of the adoption of ASU 2018-12 as of January 1, 2021, (in millions) on the Consolidated Balance Sheets:

	Retained Earnings	AOCI	Total Stockholder’s Equity

DAC, VOBA and DSI	$–	$6,079	$6,079
Reinsurance recoverables	607	2,556	3,163
Other assets (1)	5,795	–	5,795
Future contract benefits	(760)	(2,966)	(3,726)
MRBs, net	(7,956)	3,656	(4,300)
DFEL	–	(3,190)	(3,190)
Other liabilities (2)	494	(1,313)	(819)
Total	$(1,820)	$4,822	$3,002

(1) Consists primarily of ceded MRB adjustments.
(2) Consists of state and federal tax adjustments.

The following table summarizes the changes in DAC, VOBA and DSI, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DAC
Variable Annuities	$3,675	$52	$3,727
Fixed Annuities	264	215	479
Traditional Life	1,041	–	1,041
UL and Other	297	5,031	5,328
Group Protection	187	–	187
Retirement Plan Services	126	112	238
Total DAC	5,590	5,410	11,000

VOBA
Fixed Annuities	–	23	23
Traditional Life	67	–	67
UL and Other	167	630	797
Total VOBA	234	653	887

DSI (1)
Variable Annuities	194	2	196
Fixed Annuities	17	13	30
UL and Other	35	–	35
Retirement Plan Services	13	1	14
Total DSI	259	16	275
Total DAC, VOBA and DSI	$6,083	$6,079	$12,162

(1) Pre-adoption DSI balance was previously reported in other assets on the Consolidated Balance Sheets.

The following table summarizes the changes in DFEL, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DFEL (1)
Variable Annuities	$319	$5	$324
UL and Other	77	3,185	3,262
Total DFEL	$396	$3,190	$3,586

(1) Pre-adoption DFEL balance was previously reported in other contract holder funds on the Consolidated Balance Sheets.

The following table summarizes the changes in future contract benefits, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Impact from Removal of Shadow Balances from AOCI	Single-A Discount Rate Measurement in AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

LFPB
Payout Annuities	$2,313	$(105)	$415	$44	$2,667
Traditional Life	3,062	–	852	(2)	3,912
Liability for Future Claims
Group Protection	5,422	–	517	–	5,939
Additional Liabilities for Other
Insurance Benefits
UL and Other	13,687	(1,515)	–	92	12,264
Other Operations (2)	10,309	(80)	2,882	626	13,737
Other (3)	3,525	–	–	–	3,525
Total future contract benefits	$38,318	$(1,700)	$4,666	$760	$42,044

(1) Balance pre-adoption excludes features that meet the definition of an MRB upon transition, including features that were previously accounted for as an additional liability. Also, balance pre-adoption reflects certain reclassifications of non-life contingent account balances from future contract benefits to policyholder account balances within the Consolidated Balance Sheets.
(2) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($6.3 billion and $7.4 billion as of December 31, 2020, and January 1, 2021, respectively) and Swiss Re ($1.8 billion and $3.3 billion as of December 31, 2020, and January 1, 2021, respectively). Includes LFPB and additional liabilities balances.
(3) Represents other miscellaneous reserves outside the scope of ASU 2018-12.

The following table summarizes the changes in reinsurance recoverables, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Single-A Discount Rate Measurement in AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

Reinsured LFPB
Payout Annuities	$5	$–	$–	$5
Traditional Life	372	88	–	460
Reinsured Liability for Future
Claims
Group Protection	148	14	–	162
Reinsured Additional Liabilities
for Other Insurance Benefits
UL and Other	922	–	(3)	919
Reinsured Other Operations (2)	14,757	2,454	610	17,821
Reinsured Other (3)	1,346	–	–	1,346
Total reinsurance recoverables	$17,550	$2,556	$607	$20,713

(1) Balance pre-adoption excludes features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities.
(2) Represents reinsurance recoverables reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($12.0 billion and $13.2 billion as of December 31, 2020, and January 1, 2021, respectively) and Swiss Re ($1.7 billion and $3.2 billion as of December 31, 2020, and January 1, 2021, respectively). Includes reinsured LFPB and reinsured additional liabilities balances.
(3) Represents other miscellaneous reinsurance recoverables outside the scope of ASU 2018-12.

The following table summarizes the changes in the net liability position of MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect of Credit Risk to AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

MRBs, Net
Variable Annuities	$831	$(3,592)	$7,968	$5,207
Fixed Annuities	192	(52)	(22)	118
Retirement Plan Services	11	(12)	10	9
Total MRBs, net	$1,034	$(3,656)	$7,956	$5,334

(1) Balance pre-adoption includes all features that meet the definition of an MRB upon transition, including features that were previously accounted for as additional liabilities or embedded derivatives.

The following table summarizes the changes in the net asset position of ceded MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12, reported in other assets on the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

Ceded MRBs, Net
Variable Annuities	$828	$5,700	$6,528
Retirement Plan Services	1	10	11
Total ceded MRBs, net	$829	$5,710	$6,539

(1) Balance pre-adoption includes all features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities or embedded derivatives.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Balance Sheet:

	As of December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Deferred acquisition costs, value of business
acquired and deferred sales inducements (2)	$13,873	$(1,610)	$12,263
Reinsurance recoverables, net of allowance for
credit losses (2)	24,450	(2,646)	21,804
Market risk benefit assets	–	2,807	2,807
Other assets (2)	8,831	(1,154)	7,677
Total assets (2)	338,185	(2,603)	335,582
Future contract benefits (2)	41,203	(2,901)	38,302
Market risk benefit liabilities	–	2,078	2,078
Deferred front-end loads (2)	5,765	(650)	5,115
Other liabilities (2)	7,719	(1,468)	6,251
Total liabilities (2)	329,919	(2,941)	326,978
Retained earnings	2,436	(1,022)	1,414
Accumulated other comprehensive income (loss)	(7,073)	1,360	(5,713)
Total stockholder’s equity	$8,266	$338	$8,604

(1) The amounts as previously reported were reported in our Annual Report on Form 10-K for the year ended December 31, 2022, as amended by Amendment No. 1 thereto (“2022 Form 10-K”).
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Comprehensive Income (Loss):

	For the Year Ended December 31, 2022			For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Fee income	$5,783	$(417)	$5,366	$6,630	$(864)	$5,766
Realized gain (loss)	214	204	418	711	148	859
Total revenues	17,770	(213)	17,557	19,228	(716)	18,512
Benefits	10,801	(2,598)	8,203	8,039	(12)	8,027
Interest credited	2,849	11	2,860	2,911	1	2,912
Market risk benefit (gain) loss	–	296	296	–	(1,554)	(1,554)
Policyholder liability remeasurement (gain) loss	–	2,445	2,445	–	(119)	(119)
Commissions and other expenses	4,799	128	4,927	5,548	(537)	5,011
Total expenses	19,387	282	19,669	16,699	(2,221)	14,478
Income (loss) before taxes	(1,617)	(495)	(2,112)	2,529	1,505	4,034
Federal income tax expense (benefit)	(332)	(105)	(437)	420	317	737
Net income (loss)	(1,285)	(390)	(1,675)	2,109	1,188	3,297
Unrealized investment gain (loss)	(13,613)	(4,026)	(17,639)	(2,480)	(753)	(3,233)
Market risk benefit non-performance risk
gain (loss)	–	(211)	(211)	–	(923)	(923)
Policyholder liability discount rate
remeasurement gain (loss)	–	1,891	1,891	–	560	560
Total other comprehensive income (loss),
net of tax	(13,617)	(2,346)	(15,963)	(2,477)	(1,116)	(3,593)
Comprehensive income (loss)	(14,902)	(2,736)	(17,638)	(368)	72	(296)

(1) The amounts as previously reported were reported in our 2022 Form 10-K.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Stockholder’s Equity:

	As of December 31, 2022			As of December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Retained earnings balance as of
beginning-of-year	$4,366	$(632)	$3,734	$4,167	$–	$4,167
Cumulative effect from adoption of new
accounting standards	–	–	–	–	(1,820)	(1,820)
Net income (loss)	(1,285)	(390)	(1,675)	2,109	1,188	3,297
Retained earnings balance as of end-of-year	2,436	(1,022)	1,414	4,366	(632)	3,734
Accumulated other comprehensive income
(loss) balance as of beginning-of-year	6,544	3,706	10,250	9,021	–	9,021
Cumulative effect from adoption of new
accounting standards	–	–	–	–	4,822	4,822
Other comprehensive income (loss), net of
tax	(13,617)	(2,346)	(15,963)	(2,477)	(1,116)	(3,593)
Accumulated other comprehensive income
(loss) balance as of end-of-year	(7,073)	1,360	(5,713)	6,544	3,706	10,250
Total stockholder’s equity as of end-of-year	$8,266	$338	$8,604	$22,860	$3,074	$25,934

(1) The amounts as previously reported were reported in our 2022 Form 10-K

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Cash Flows:

	For the Year Ended December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$(1,285)	$(390)	$(1,675)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(214)	(204)	(418)
Market risk benefit (gain) loss	–	296	296
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	45	450	495
Insurance liabilities and reinsurance-related balances (2)	727	(75)	652
Accrued expenses	(98)	(3)	(101)
Federal income tax accruals	(271)	(105)	(376)
Other (2)	375	31	406

	For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$2,109	$1,188	$3,297
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(711)	(148)	(859)
Market risk benefit (gain) loss	–	(1,554)	(1,554)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	289	207	496
Insurance liabilities and reinsurance-related balances (2)	(862)	(31)	(893)
Accrued expenses	370	7	377
Federal income tax accruals	391	317	708
Other (2)	(365)	14	(351)

(1) The amounts as previously reported were reported in our 2022 Form 10-K.
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

4. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,811	$820	$5,757	$8	$63,866
U.S. government bonds	414	7	28	–	393
State and municipal bonds	2,675	97	230	–	2,542
Foreign government bonds	309	15	46	–	278
RMBS	1,719	27	138	6	1,602
CMBS	1,520	5	181	–	1,344
ABS	12,556	62	571	4	12,043
Hybrid and redeemable preferred securities	227	21	15	1	232
Total fixed maturity AFS securities	$88,231	$1,054	$6,966	$19	$82,300

	As of December 31, 2022
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$88,950	$763	$10,538	$9	$79,166
U.S. government bonds	377	5	31	–	351
State and municipal bonds	5,198	170	483	–	4,885
Foreign government bonds	339	17	45	–	311
RMBS	2,025	21	203	7	1,836
CMBS	1,908	3	244	–	1,667
ABS	11,791	37	925	4	10,899
Hybrid and redeemable preferred securities	356	25	30	1	350
Total fixed maturity AFS securities	$110,944	$1,041	$12,499	$21	$99,465

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2023, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$4,389	$4,354
Due after one year through five years	17,444	16,858
Due after five years through ten years	15,405	14,403
Due after ten years	35,198	31,696
Subtotal	72,436	67,311
Structured securities (RMBS, CMBS, ABS)	15,795	14,989
Total fixed maturity AFS securities	$88,231	$82,300

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$13,439	$1,744	$33,285	$4,013	$46,724	$5,757
U.S. government bonds	65	6	194	22	259	28
State and municipal bonds	371	72	814	158	1,185	230
Foreign government bonds	108	31	57	15	165	46
RMBS	355	20	840	118	1,195	138
CMBS	583	56	586	125	1,169	181
ABS	1,898	68	7,212	503	9,110	571
Hybrid and redeemable preferred securities	32	2	94	13	126	15
Total fixed maturity AFS securities	$16,851	$1,999	$43,082	$4,967	$59,933	$6,966

Total number of fixed maturity AFS securities in an unrealized loss position						7,167

	As of December 31, 2022
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$57,656	$8,684	$6,867	$1,854	$64,523	$10,538
U.S. government bonds	236	25	27	6	263	31
State and municipal bonds	1,850	414	227	69	2,077	483
Foreign government bonds	122	18	58	27	180	45
RMBS	1,337	160	191	43	1,528	203
CMBS	1,224	156	312	88	1,536	244
ABS	6,712	551	3,325	374	10,037	925
Hybrid and redeemable preferred securities	61	5	98	25	159	30
Total fixed maturity AFS securities	$69,198	$10,013	$11,105	$2,486	$80,303	$12,499

Total number of fixed maturity AFS securities in an unrealized loss position						8,106

(1) As of December 31, 2023 and 2022, we recognized $7 million and $6 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,480	$916	529
Six months or greater, but less than nine months	321	90	79
Nine months or greater, but less than twelve months	321	106	87
Twelve months or greater	3,485	1,336	704
Total	$6,607	$2,448	1,399

	As of December 31, 2022
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$10,895	$3,514	1,489
Six months or greater, but less than nine months	4,256	2,150	640
Nine months or greater, but less than twelve months	362	243	73
Twelve months or greater	2	–	15
Total	$15,515	$5,907	$2,217

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $5.5 billion for the year ended December 31, 2023, which was driven by declining interest rates during the fourth quarter of 2023 and the transfer of assets as part of the Fortitude Re reinsurance transaction. As discussed further below, we believe the unrealized loss position as of December 31, 2023, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2023, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2023, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2023 and 2022, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2023 and 2022, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.7 billion and $3.5 billion, respectively, and a fair value of $2.6 billion and $3.3 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2023 and 2022, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2023, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2023, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$9	$7	$5	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	24	1	–	25
Additions (reductions) for securities for which credit losses
were previously recognized	(2)	(2)	–	(4)
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(21)	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$5	$19

	For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$17	$1	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	4	3	–	7
Additions (reductions) for securities for which credit losses
were previously recognized	2	3	4	9
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(12)	–	–	(12)
Balance as of end-of-year (2)	$9	$7	$5	$21

	For the Year Ended December 31, 2021
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$12	$1	$–	$13
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	8	–	1	9
Additions (reductions) for securities for which credit losses
were previously recognized	5	–	–	5
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(6)	–	–	(6)
Balance as of end-of-year (2)	$17	$1	$1	$19
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2) As of December 31, 2023, 2022 and 2021, accrued investment income on fixed maturity AFS securities totaled $814 million, $1.1 billion and $944 million, respectively, and was excluded from the estimate of credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2023	2022
Fixed maturity securities:
Corporate bonds	$1,615	$2,196
State and municipal bonds	21	21
Foreign government bonds	46	49
RMBS	62	99
CMBS	104	137
ABS	455	919
Hybrid and redeemable preferred securities	18	25
Total trading securities	$2,321	$3,446

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2023, 2022 and 2021, was $80 million, $(628) million and $(48) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2023			As of December 31, 2022
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,165	$1,665	$18,830	$16,913	$1,315	$18,228
30 to 59 days past due	61	28	89	19	23	42
60 to 89 days past due	–	9	9	–	6	6
90 or more days past due	–	60	60	–	33	33
Allowance for credit losses	(86)	(28)	(114)	(83)	(15)	(98)
Unamortized premium (discount)	(7)	43	36	(9)	36	27
Mark-to-market gains (losses) (1)	(36)	(1)	(37)	(27)	–	(27)
Total carrying value	$17,097	$1,776	$18,873	$16,813	$1,398	$18,211

(1) Represents the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 15 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% and 28% of commercial mortgage loans on real estate as of December 31, 2023 and 2022, respectively, and Texas, which accounted for 9% of commercial mortgage loans on real estate as of December 31, 2023 and 2022.

As of December 31, 2023, our residential mortgage loan portfolio had the largest concentrations in California and New York, which accounted for 14% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2022, our residential mortgage loan portfolio had the largest concentrations in California and New Jersey, which accounted for 17% and 12% of residential mortgage loans on real estate, respectively.

As of December 31, 2023 and 2022, we had 116 and 73 residential mortgage loans, respectively, that were either delinquent or in foreclosure. As of December 31, 2023 and 2022, we had 82 and 49 residential mortgage loans in foreclosure, respectively, with an aggregate carrying value of $38 million and $21 million, respectively.

We adopted ASU 2022-02, Troubled Debt Restructurings and Vintage Disclosures as of January 1, 2023, and accordingly no longer identify certain debt modifications as troubled debt restructurings. Losses from loan modifications for the year ended December 31, 2023, were less than $1 million and reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2023 and 2022, there were three and two specifically identified impaired commercial mortgage loans, respectively, with an aggregate carrying value of $2 million and less than $1 million, respectively.

As of December 31, 2023 and 2022, there were 99 and 37 specifically identified impaired residential mortgage loans, respectively, with an aggregate carrying value of $47 million and $16 million, respectively.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Average aggregate carrying value for impaired mortgage loans on real estate	$30	$16	$32
Interest income recognized on impaired mortgage loans on real estate	–	–	–
Interest income collected on impaired mortgage loans on real estate	–	–	–

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2023		As of December 31, 2022
	Nonaccrual with no Allowance for Credit Losses	Nonaccrual	Nonaccrual with no Allowance for Credit Losses	Nonaccrual
Commercial mortgage loans on real estate	$–	$–	$–	$–
Residential mortgage loans on real estate	–	62	–	34
Total	$–	$62	$–	$34

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2023
	Less than 65%	Debt-Service Coverage Ratio	65% to 75%	Debt-Service Coverage Ratio	Greater than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$1,366	1.90	$54	1.38	$–	–	$1,420
2022	1,709	2.07	140	1.54	–	–	1,849
2021	2,317	3.34	61	1.55	–	–	2,378
2020	1,205	3.23	11	1.38	–	–	1,216
2019	2,404	2.39	80	1.56	10	2.33	2,494
2018 and prior	7,770	2.39	78	1.60	14	0.87	7,862
Total	$16,771		$424		$24		$17,219

	As of December 31, 2022
	Less than 65%	Debt-Service Coverage Ratio	65% to 75%	Debt-Service Coverage Ratio	Greater than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2022	$1,769	2.06	$105	1.50	$2	1.45	$1,876
2021	2,335	3.05	72	1.53	–	–	2,407
2020	1,280	2.99	17	1.58	–	–	1,297
2019	2,643	2.17	81	1.50	29	1.58	2,753
2018	2,222	2.17	67	1.62	–	–	2,289
2017 and prior	6,170	2.44	131	1.75	–	–	6,301
Total	$16,419		$473		$31		$16,923

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2023
	Performing	Nonperforming	Total
Origination Year
2023	$515	$2	$517
2022	533	22	555
2021	465	18	483
2020	78	3	81
2019	99	13	112
2018 and prior	53	4	57
Total	$1,743	$62	$1,805

	As of December 31, 2022
	Performing	Nonperforming	Total
Origination Year
2022	$578	$5	$583
2021	527	6	533
2020	90	3	93
2019	119	18	137
2018	65	2	67
2017 and prior	–	–	–
Total	$1,379	$34	$1,413

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$83	$15	$98

	For the Year Ended December 31, 2021
	Commercial	Residential	Total
Balance as of beginning-of-year	$186	$17	$203
Additions (reductions) from provision for credit loss expense (1)	(108)	–	(108)
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$78	$17	$95

(1) We recognized $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2023. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022. We recognized $3 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2021.
(2) Accrued investment income on mortgage loans on real estate totaled $67 million, $51 million and $48 million as of December 31, 2023, 2022 and 2021, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2023 and 2022, alternative investments included investments in 332 and 328 different partnerships, respectively, and represented approximately 3% and 2% of total investments, respectively.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities	$4,961	$4,408	$4,242
Trading securities	158	179	165
Equity securities	13	11	3
Mortgage loans on real estate	752	687	677
Policy loans	102	100	115
Cash and invested cash	118	12	–
Commercial mortgage loan prepayment
and bond make-whole premiums	10	100	195
Alternative investments	244	96	677
Consent fees	3	8	10
Other investments	(38)	75	60
Investment income	6,323	5,676	6,144
Investment expense	(611)	(402)	(305)
Net investment income	$5,712	$5,274	$5,839

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$(3,805)	$–	$–
State and municipal bonds	(214)	–	–
RMBS	(74)	–	–
CMBS	(60)	–	–
ABS	(57)	–	–
Hybrid and redeemable preferred securities	(3)	–	–
Total intent to sell impairments	$(4,213)	$–	$–

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(23)	$(4)	$(10)
RMBS	1	(6)	–
ABS	1	(4)	–
Hybrid and redeemable preferred securities	–	–	(1)
Total credit loss benefit (expense)	$(21)	$(14)	$(11)

(1)     Represents impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the Fortitude Re reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses on fixed maturity AFS securities in Note 21. See Note 8 for additional information.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$5,127	$5,127	$3,210	$3,210
Securities pledged under securities lending agreements (2)	205	197	298	287
Investments pledged for FHLBI (3)	2,650	3,603	3,130	3,925
Total payables for collateral on investments	$7,982	$8,927	$6,638	$7,422

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2023 and 2022, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2023	2022	2021
Collateral payable for derivative investments	$1,917	$(2,355)	$2,595
Securities pledged under securities lending agreements	(93)	57	126
Investments pledged for FHLBI	(480)	–	–
Total increase (decrease) in payables for collateral on investments	$1,344	$(2,298)	$2,721

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Securities Lending
Corporate bonds	$202	$–	$–	$–	$202
Equity securities	3	–	–	–	3
Total gross secured borrowings	$205	$–	$–	$–	$205

	As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Securities Lending
Corporate bonds	$288	$–	$–	$–	$288
Foreign government bonds	2	–	–	–	2
Equity securities	8	–	–	–	8
Total gross secured borrowings	$298	$–	$–	$–	$298

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2023, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we had not re-pledged any of this collateral to cover our collateral requirements.

We also accept collateral from derivative counterparties in the form of securities which we are permitted to sell or re-pledge. As of
December 31, 2023, the fair value of this collateral received that we are permitted to sell or re-pledge was $1.3 billion, and we had repledged $553 million of this collateral to cover our collateral requirements.

We have also pledged fixed maturity AFS securities to derivative counterparties with a fair value of $42 million as of December 31, 2023.

Investment Commitments

As of December 31, 2023, our investment commitments were $3.0 billion, which included $2.3 billion of LPs, $536 million of mortgage loans on real estate and $197 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2023, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.3 billion and $1.0 billion, respectively, or 1% of total investments. As of December 31, 2022, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and the Federal National Mortgage Association with a fair value of $1.0 billion and $702 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2023 and 2022, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.6 billion and $19.2 billion, respectively, or 14% and 15%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $14.3 billion, respectively, or 10% and 11%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

5. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2023, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $4.0 billion and $3.0 billion as of December 31, 2023 and 2022, respectively.

6. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 15 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Derivatives Related to Divestitures and Reinsurance Transactions

We used interest rate futures contracts to hedge the interest rate risk related to the assets used as consideration in the Fortitude Re reinsurance transaction. These futures contracts required payment between our counterparty and us on a daily basis for changes in the associated future index prices.

We use swaptions and forward-starting swaps to hedge the interest rate risk associated with the Stock Purchase Agreement entered into with Osaic.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2023			As of December 31, 2022
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$485	$11	$47	$1,377	$4	$232
Foreign currency contracts (1)	4,662	423	78	4,383	643	18
Total cash flow hedges	5,147	434	125	5,760	647	250
Fair value hedges:
Interest rate contracts (1)	450	1	39	524	2	44
Foreign currency contracts (1)	25	–	1	–	–	–
Total fair value hedges	475	1	40	524	2	44
Non-Qualifying Hedges
Interest rate contracts (1)	90,829	636	979	105,977	709	935
Foreign currency contracts (1)	306	11	6	395	27	2
Equity market contracts (1)	225,251	10,244	4,227	142,653	5,135	2,035
Commodity contracts (1)	–	–	–	13	14	3
Credit contracts (1)	91	–	–	–	–	–
LPR ceded derivative (2)	–	206	–	–	212	–
Embedded derivatives:
Reinsurance-related (3)	–	493	–	–	681	–
RILA, fixed indexed annuity and IUL contracts (4)	–	940	9,077	–	525	4,783
Total derivative instruments	$322,099	$12,965	$14,454	$255,322	$7,952	$8,052

(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4)    Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2023
	Less Than 1 Year	1 – 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$22,166	$25,350	$22,349	$21,899	$–	$91,764
Foreign currency contracts (2)	276	956	1,687	2,032	42	4,993
Equity market contracts	174,430	37,200	6,950	9	6,662	225,251
Credit contracts	–	91	–	–	–	91
Total derivative instruments
with notional amounts	$196,872	$63,597	$30,986	$23,940	$6,704	$322,099

(1) As of December 31, 2023, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 18, 2024.
(2) As of December 31, 2023, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets / (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets / (Liabilities)
	As of December 31, 2023	As of December 31, 2022	As of December 31, 2023	As of December 31, 2022
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$534	$587	$39	$44

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$301	$258	$42
Cumulative effect from adoption of new accounting standard	–	–	25
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	212	(336)	11
Foreign currency contracts	(50)	182	130
Change in foreign currency exchange rate adjustment	(169)	312	152
Income tax benefit (expense)	2	(34)	(63)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(1)	2	3
Foreign currency contracts (1)	54	62	48
Foreign currency contracts (2)	7	39	(2)
Income tax benefit (expense)	(13)	(22)	(10)
Balance as of end-of-year	$249	$301	$258

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(4,934)	$5,712	$5,044
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	7	54	–
Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$418	$5,274	$8,203
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(167)	–
Derivatives designated as hedging instruments	–	167
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	2	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	39	62	–
Non-Qualifying Hedges
Interest rate contracts	(2,113)	–	–
Foreign currency contracts	2	–	–
Equity market contracts	(2,075)	–	–
Commodity contracts	11	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	106
Embedded derivatives:
Reinsurance-related	1,259	–	–
RILA, fixed indexed annuity and IUL contracts	1,760	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2021
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$859	$5,839	$8,027
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(60)	–
Derivatives designated as hedging instruments	–	60
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	3	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	(2)	48	–
Non-Qualifying Hedges
Interest rate contracts	(957)	–	–
Foreign currency contracts	(1)	–	–
Equity market contracts	3,355	–	–
Credit contracts	(1)	–	–
Embedded derivatives:
Reinsurance-related	280	–	–
RILA, fixed indexed annuity and IUL contracts	(2,622)	–	–

As of December 31, 2023, $56 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2023 and 2022, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2023 and 2022, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2023, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ability. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2023 or 2022.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2023		As of December 31, 2022
S&P Credit Rating of Counterparty	Collateral Posted by Counter- Party (Held by LNL)	Collateral Posted by LNL (Held by Counter- Party)	Collateral Posted by Counter- Party (Held by LNL)	Collateral Posted by LNL (Held by Counter- Party)
AA-	$2,330	$(63)	$383	$(6)
A+	2,422	(125)	1,718	(151)
A	82	–	1,099	–
A-	273	–	–	–
	$5,107	$(188)	$3,200	$(157)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$10,714	$1,433	$12,147
Gross amounts offset	(4,409)	–	(4,409)
Net amount of assets	6,305	1,433	7,738
Gross amounts not offset:
Cash collateral	(5,107)	–	(5,107)
Non-cash collateral (1)	(1,198)	–	(1,198)
Net amount	–	1,433	1,433

Financial Liabilities
Gross amount of recognized liabilities	968	9,077	10,045
Gross amounts offset	(612)	–	(612)
Net amount of liabilities	356	9,077	9,433
Gross amounts not offset:
Cash collateral	(188)	–	(188)
Non-cash collateral (2)	(168)	–	(168)
Net amount	$–	$9,077	$9,077

(1) Excludes excess non-cash collateral received of $1.3 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $81 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2022
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$6,483	$1,206	$7,689
Gross amounts offset	(2,964)	–	(2,964)
Net amount of assets	3,519	1,206	4,725
Gross amounts not offset:
Cash collateral	(3,200)	–	(3,200)
Non-cash collateral (1)	(319)	–	(319)
Net amount	–	1,206	1,206

Financial Liabilities
Gross amount of recognized liabilities	304	4,783	5,087
Gross amounts offset	(50)	–	(50)
Net amount of liabilities	254	4,783	5,037
Gross amounts not offset:
Cash collateral	(157)	–	(157)
Non-cash collateral (2)	(46)	–	(46)
Net amount	$51	$4,783	$4,834

(1) Excludes excess non-cash collateral received of $1.1 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) There was no excess non-cash collateral pledged as of December 31, 2022.

7. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
DAC, VOBA and DSI
Variable Annuities	$4,025	$4,047
Fixed Annuities	456	479
Traditional Life	1,374	1,336
UL and Other	6,139	6,002
Group Protection	154	141
Retirement Plan Services	270	258
Total DAC, VOBA and DSI	$12,418	$12,263

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
DFEL
Variable Annuities	$300	$310
UL and Other (1)	5,579	4,766
Other Operations (2)	44	39
Total DFEL	$5,923	$5,115

(1) We reported $2.3 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheet as of December 31, 2023.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $44 million and $39 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2023 and 2022, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,880	$439	$1,286	$5,518	$141	$241
Deferrals	361	50	188	482	113	21
Amortization	(373)	(68)	(142)	(291)	(100)	(18)
Balance as of end-of-year	$3,868	$421	$1,332	$5,709	$154	$244

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,860	$448	$1,146	$5,269	$140	$239
Deferrals	390	60	266	537	98	21
Amortization	(370)	(69)	(126)	(288)	(97)	(19)
Balance as of end-of-year	$3,880	$439	$1,286	$5,518	$141	$241

DAC amortization expense of $992 million, $969 million and $969 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2023
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$17	$50	$454
Business acquired (sold) through
reinsurance	–	–	(11)
Deferrals	–	–	2
Amortization	(2)	(8)	(43)
Balance as of end-of-year	$15	$42	$402

	For the Year Ended December 31, 2022
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$20	$59	$499
Deferrals	–	–	2
Amortization	(3)	(9)	(47)
Balance as of end-of-year	$17	$50	$454

VOBA amortization expense of $53 million, $59 million and $75 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2023, was as follows:

2024	$39
2025	37
2026	34
2027	29
2028	25

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$167	$23	$30	$17
Deferrals	5	–	–	10
Amortization	(15)	(3)	(2)	(1)
Balance as of end-of-year	$157	$20	$28	$26

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$181	$27	$31	$14
Deferrals	2	–	1	4
Amortization	(16)	(4)	(2)	(1)
Balance as of end-of-year	$167	$23	$30	$17

DSI amortization expense of $21 million, $23 million and $27 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$310	$4,766	$318	$3,934
Deferrals	19	1,074	22	1,061
Amortization	(29)	(261)	(30)	(229)
Balance as of end-of-year	300	5,579	310	4,766
Less: ceded DFEL	–	2,252	–	31
Balance as of end-of-year, net of reinsurance	$300	$3,327	$310	$4,735

DFEL amortization of $290 million, $259 million and $220 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

8. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2023	2022	2021
Direct insurance premiums and fee income	$13,661	$13,479	$13,277
Reinsurance assumed	91	102	97
Reinsurance ceded (1)	(5,168)	(2,374)	(2,249)
Total insurance premiums and fee income	$8,584	$11,207	$11,125

Direct insurance benefits	$10,178	$10,266	$10,491
Reinsurance ceded (1)	(5,150)	(2,063)	(2,464)
Total benefits	$5,028	$8,203	$8,027

Direct market risk benefit (gain) loss	$(2,309)	$(3,517)	$(4,011)
Reinsurance ceded	1,174	3,814	2,457
Total market risk benefit (gain) loss	$(1,135)	$296	$(1,554)

Direct policyholder liability remeasurement (gain) loss	$(234)	$3,284	$(164)
Reinsurance ceded	67	(839)	45
Total policyholder liability remeasurement (gain) loss	$(167)	$2,445	$(119)

(1) Includes impacts related to the Fortitude Re reinsurance transaction effective in the fourth quarter of 2023

We and LLANY cede insurance to other companies. The portion of our annuity and life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 26, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2023, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 27% of the mortality risk on newly issued life insurance contracts in 2023.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. The amounts recoverable from LNBAR were $15.6 billion and $2.2 billion as of December 31, 2023 and 2022, respectively. The increase was driven primarily by an agreement between us and LNBAR that is structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $13.2 billion as of December 31, 2023. We recorded a deferred gain on the transaction of $4.2 billion, of which $14 million was amortized during 2023. As of December 31, 2023, we held other investments and cash and invested cash with a carrying value of $759 million and $112 million, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $13.0 billion and $2.2 billion as of December 31, 2023 and 2022, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Re, an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2023.

The agreement between us and Fortitude Re is structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.5 billion as of December 31, 2023. We recorded a deferred loss on the transaction of $2.7 billion, of which $11 million was amortized during 2023. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we recorded deposit assets for these contracts of $4.2 billion as of December 31, 2023.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $5.0 billion as of December 31, 2023 and 2022, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.8 billion and $4.1 billion as of December 31, 2023 and 2022, respectively. We recognized a realized gain of $635 million in 2021 for the coinsurance portion of the transaction upon the transfer of a portfolio of assets to Resolution Life.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $9.1 billion and $9.6 billion as of December 31, 2023 and 2022, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $10.5 billion and $11.5 billion as of December 31, 2023 and 2022, respectively. Protective represents our second largest unaffiliated reinsurance exposure as of December 31, 2023.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $2.7 billion and $3.8 billion as of December 31, 2023 and 2022, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2023	2022
Fixed maturity AFS securities	$177	$474
Trading securities	1,556	2,644
Equity securities	58	60
Mortgage loans on real estate	288	487
Derivative investments	43	39
Other investments	41	42
Cash and invested cash	582	26
Accrued investment income	23	35
Other assets	6	2
Total	$2,774	$3,809

The portfolio was supported by $77 million of over-collateralization and a $83 million letter of credit as of December 31, 2023. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $33 million, $25 million and $26 million of the gain during 2023, 2022 and 2021, respectively. See “Realized Gain (Loss)” in Note 21 for information on reinsurance-related embedded derivatives.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.6 billion as of December 31, 2023 and 2022, respectively. Swiss Re has funded a trust, with a balance of $656 million and $710 million as of December 31, 2023 and 2022, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $76 million and $315 million as of December 31, 2023 and 2022, respectively. The decrease was primarily attributable to the release of the allowance for credit losses related to a third-party reinsurer, Scottish Re (U.S.) Inc. (“Scottish Re”), where liquidation proceedings commenced during the third quarter of 2023. Effective September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured. See Note 21 for additional information.

9. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2022
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Life Insurance	2,186	(1,552)	634	(634)	–
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$3,930	$(2,152)	$1,778	$(634)	$1,144

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

2023 Analysis

As of October 1, 2023, we performed our annual quantitative goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of such date, the fair value was in excess of each reporting unit’s carrying value.

2022 Analysis

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.

As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2023		As of December 31, 2022
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$71	$100	$67
Group Protection:
VOCRA	576	145	576	115
VODA	31	12	31	10
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$228	$712	$192

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2023, was as follows:

2024	$37
2025	37
2026	37
2027	37
2028	37
Thereafter	294

10. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2023			As of December 31, 2022
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$3,763	$1,583	$(2,180)	$2,666	$2,004	$(662)
Fixed Annuities	96	128	32	117	72	(45)
Retirement Plan Services	35	5	(30)	24	2	(22)
Total MRBs	$3,894	$1,716	$(2,178)	$2,807	$2,078	$(729)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2023			As of or For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(662)	$(45)	$(22)	$2,398	$114	$(1)
Less: Effect of cumulative changes in
non-performance risk	(2,173)	(40)	(2)	(2,425)	(44)	(13)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	1,511	(5)	(20)	4,823	158	12
Issuances	8	–	–	12	–	(3)
Attributed fees collected	1,497	32	6	1,571	32	6
Benefit payments	(64)	–	–	(63)	–	–
Effect of changes in interest rates	(110)	(24)	5	(9,346)	(232)	(55)
Effect of changes in equity markets	(3,167)	(12)	(13)	4,293	12	18
Effect of changes in equity index volatility	(593)	9	(3)	(225)	14	(1)
In-force updates and other changes in MRBs (1)	136	5	1	661	10	3
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	(33)	70	–	(158)	1	–
Effect of changes in other future expected
assumptions (2)	(66)	15	(2)	(57)	–	–
Balance as of end-of-year, before the effect of
changes in non-performance risk	(881)	90	(26)	1,511	(5)	(20)
Effect of cumulative changes in
non-performance risk	(1,299)	(58)	(4)	(2,173)	(40)	(2)
Balance as of end-of-year	(2,180)	32	(30)	(662)	(45)	(22)
Less: ceded MRB assets (liabilities)	(870)	–	(5)	294	–	–
Balance as of end-of-year, net of reinsurance	$(1,310)	$32	$(25)	$(956)	$(45)	$(22)

Weighted-average age of policyholders (years)	72	68	63	71	68	63
Net amount at risk (3)	$3,031	$203	$4	$7,974	$171	$15

(1) Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2) Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3) Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality and policyholder lapse behavior assumptions. For the year ended December 31, 2023, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder GLB utilization and lapse behavior assumptions. Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2022, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to policyholder benefit utilization behavior and fund mapping and volatility assumptions. Fixed Annuities and Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 15 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

11. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2023	2022
Mutual funds and collective investment trusts	$157,578	$142,892
Exchange-traded funds	350	258
Fixed maturity AFS securities	167	169
Cash and invested cash	25	98
Other investments	137	119
Total separate account assets	$158,257	$143,536

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$113,356	$105,573
UL and Other	25,150	20,920
Retirement Plan Services	19,699	16,996
Other Operations (1)	52	47
Total separate account liabilities	$158,257	$143,536

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($46 million and $42 million as of December 31, 2023 and December 31, 2022, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2023			As of or For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$105,573	$20,920	$16,996	$136,665	$24,785	$21,068
Gross deposits	2,982	1,630	2,222	3,371	1,900	2,378
Withdrawals	(10,177)	(313)	(2,527)	(9,238)	(454)	(2,378)
Policyholder assessments	(2,510)	(964)	(163)	(2,603)	(938)	(164)
Change in market performance	16,870	3,973	3,221	(23,194)	(4,371)	(3,710)
Net transfers from (to) general account	618	(96)	(50)	572	(2)	(198)
Balance as of end-of-year	$113,356	$25,150	$19,699	$105,573	$20,920	$16,996

Cash surrender value	$111,928	$22,760	$19,684	$103,987	$18,666	$16,982

12. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$29,141	$22,184
Fixed Annuities	25,330	23,338
UL and Other	36,784	37,258
Retirement Plan Services	23,784	25,138
Other (1)	5,277	6,054
Total policyholder account balances	$120,316	$113,972

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($4.9 billion and $5.7 billion as of December 31, 2023 and December 31, 2022, respectively) that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$22,184	$23,338	$37,258	$25,138
Gross deposits	4,709	5,130	3,739	2,776
Withdrawals	(742)	(3,926)	(1,430)	(4,494)
Policyholder assessments	(1)	(56)	(4,464)	(14)
Net transfers from (to) separate account	(427)	–	97	(295)
Interest credited	548	642	1,463	673
Change in fair value of embedded derivative
instruments	2,870	202	121	–
Balance as of end-of-year	$29,141	$25,330	$36,784	$23,784

Weighted-average crediting rate	2.1%	2.7%	4.0%	2.7%
Net amount at risk (1)(2)	$3,031	$203	$300,994	$4
Cash surrender value	27,975	24,324	32,585	23,765

	As of or For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$19,148	$22,522	$37,719	$23,579
Gross deposits	5,178	3,284	3,905	4,012
Withdrawals	(417)	(2,511)	(1,215)	(3,579)
Policyholder assessments	(2)	(51)	(4,446)	(13)
Net transfers from (to) separate account	(492)	–	2	510
Interest credited	287	532	1,476	629
Change in fair value of embedded derivative
instruments	(1,518)	(438)	(183)	–
Balance as of end-of-year	$22,184	$23,338	$37,258	$25,138

Weighted-average crediting rate	1.4%	2.4%	3.9%	2.6%
Net amount at risk (1)(2)	$7,974	$171	$302,481	$15
Cash surrender value	21,147	22,502	33,130	25,133

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	7	12
2.01% - 3.00%	576	–	–	–	–	576
3.01% - 4.00%	1,370	–	–	–	–	1,370
4.01% and above	10	–	–	–	–	10
Other (1)	–	–	–	–	–	27,173
Total	$1,961	$–	$–	$–	$7	$29,141

Fixed Annuities
Up to 1.00%	$696	$511	$546	$505	$2,429	$4,687
1.01% - 2.00%	426	97	235	527	3,081	4,366
2.01% - 3.00%	1,805	35	6	–	18	1,864
3.01% - 4.00%	903	–	–	–	–	903
4.01% and above	180	–	–	–	–	180
Other (1)	–	–	–	–	–	13,330
Total	$4,010	$643	$787	$1,032	$5,528	$25,330

UL and Other
Up to 1.00%	$275	$–	$195	$121	$352	$943
1.01% - 2.00%	557	–	–	–	3,125	3,682
2.01% - 3.00%	6,925	11	148	–	–	7,084
3.01% - 4.00%	15,202	–	1	–	–	15,203
4.01% and above	3,730	–	–	–	–	3,730
Other (1)	–	–	–	–	–	6,142
Total	$26,689	$11	$344	$121	$3,477	$36,784

Retirement Plan Services
Up to 1.00%	$452	$569	$744	$4,904	$2,979	$9,648
1.01% - 2.00%	550	2,065	1,575	832	–	5,022
2.01% - 3.00%	2,492	–	–	–	–	2,492
3.01% - 4.00%	5,012	–	–	–	–	5,012
4.01% and above	1,610	–	–	–	–	1,610
Total	$10,116	$2,634	$2,319	$5,736	$2,979	$23,784

	As of December 31, 2022
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	4	–	–	8	–	12
2.01% - 3.00%	658	–	–	–	–	658
3.01% - 4.00%	1,545	–	–	–	–	1,545
4.01% and above	11	–	–	–	–	11
Other (1)	–	–	–	–	–	19,958
Total	$2,218	$–	$–	$8	$–	$22,184

Fixed Annuities
Up to 1.00%	$891	$497	$589	$563	$1,329	$3,869
1.01% - 2.00%	544	144	179	492	1,057	2,416
2.01% - 3.00%	1,973	5	1	–	–	1,979
3.01% - 4.00%	1,326	–	–	–	–	1,326
4.01% and above	193	–	–	–	–	193
Other (1)	–	–	–	–	–	13,555
Total	$4,927	$646	$769	$1,055	$2,386	$23,338

UL and Other
Up to 1.00%	$318	$–	$194	$29	$292	$833
1.01% - 2.00%	558	–	–	–	3,282	3,840
2.01% - 3.00%	7,218	156	–	–	–	7,374
3.01% - 4.00%	15,858	–	1	–	–	15,859
4.01% and above	3,824	–	–	–	–	3,824
Other (1)	–	–	–	–	–	5,528
Total	$27,776	$156	$195	$29	$3,574	$37,258

Retirement Plan Services
Up to 1.00%	$961	$1,001	$4,304	$1,703	$1,908	$9,877
1.01% - 2.00%	1,774	2,197	982	462	–	5,415
2.01% - 3.00%	2,711	1	–	–	–	2,712
3.01% - 4.00%	5,622	1	–	–	–	5,623
4.01% and above	1,511	–	–	–	–	1,511
Total	$12,579	$3,200	$5,286	$2,165	$1,908	$25,138

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

13. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Payout Annuities (1)	$2,084	$2,003
Traditional Life (1)	3,553	3,190
Group Protection (2)	5,689	5,462
UL and Other (3)	15,752	14,777
Other Operations (4)	9,753	9,651
Other (5)	3,343	3,219
Total future contract benefits	$40,174	$38,302

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.6 billion and $5.4 billion as of December 31, 2023, and December 31, 2022, respectively) and Swiss Re ($2.1 billion and $2.2 billion as of December 31, 2023, and December 31, 2022, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2023		As of or For the Year Ended December 31, 2022
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$5,896	$–	$6,610
Less: Effect of cumulative changes in discount
rate assumptions	–	(584)	–	843
Beginning balance at original discount rate	–	6,480	–	5,767
Effect of changes in cash flow assumptions	–	(5)	–	(382)
Effect of actual variances from expected experience	–	(275)	–	(21)
Adjusted balance as of beginning-of-year	–	6,200	–	5,364
Issuances	–	580	–	1,655
Interest accrual	–	236	–	209
Net premiums collected	–	(784)	–	(742)
Flooring impact of LFPB	–	4	–	(6)
Ending balance at original discount rate	–	6,236	–	6,480
Effect of cumulative changes in discount rate assumptions	–	(152)	–	(584)
Balance as of end-of-year	$–	$6,084	$–	$5,896

Present Value of Expected LFPB
Balance as of beginning-of-year	$2,003	$9,086	$2,511	$10,353
Less: Effect of cumulative changes in discount
rate assumptions	(263)	(793)	266	1,460
Beginning balance at original discount rate (1)	2,266	9,879	2,245	8,893
Effect of changes in cash flow assumptions	–	(21)	–	(321)
Effect of actual variances from expected experience	1	(305)	3	(5)
Adjusted balance as of beginning-of-year	2,267	9,553	2,248	8,567
Issuances	109	580	122	1,655
Interest accrual	86	364	84	326
Benefit payments	(191)	(658)	(188)	(669)
Ending balance at original discount rate (1)	2,271	9,839	2,266	9,879
Effect of cumulative changes in discount rate assumptions	(187)	(202)	(263)	(793)
Balance as of end-of-year	$2,084	$9,637	$2,003	$9,086

Net balance as of end-of-year	$2,084	$3,553	$2,003	$3,190
Less: reinsurance recoverables (2)	1,627	255	10	270
Net balance as of end-of-year, net of reinsurance	$457	$3,298	$1,993	$2,920

Weighted-average duration of future policyholder
benefit liability (years)	9	10	9	11

(1) Includes DPL within Payout Annuities of $56 million, $38 million and $22 million as of December 31, 2023, December 31, 2022 and December 31, 2021, respectively.
(2)    Increase in Payout Annuities reinsurance recoverables driven by the reinsurance agreement with Fortitude Re effective October 1, 2023 for certain blocks of in-force life-contingent payout fixed annuities. See Note 8 for more information on the transaction.

For the year ended December 31, 2023, Payout Annuities did not have any significant assumption updates. For the year ended December 31, 2023, Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder lapse behavior assumptions. For the year ended December 31, 2023, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2022, Payout Annuities did not have any significant assumption updates. Traditional Life had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to mortality and lapse assumptions resulting in lower projected premiums and benefits, and a corresponding increase in reserves. For the year ended December 31, 2022, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,481	2,084	3,471	2,003
Traditional Life
Expected future gross premiums	13,406	9,341	13,166	8,887
Expected future benefit payments	13,404	9,637	13,026	9,086

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Payout Annuities
Gross premiums	$116	$133	$95
Interest accretion	86	84	84
Traditional Life
Gross premiums	1,183	1,136	1,022
Interest accretion	128	117	113

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Payout Annuities
Interest accretion rate	3.9%	3.9%
Current discount rate	4.9%	5.3%
Traditional Life
Interest accretion rate	5.0%	5.0%
Current discount rate	4.7%	5.1%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$5,462	$5,936
Less: Effect of cumulative changes in discount
rate assumptions	(597)	262
Beginning balance at original discount rate	6,059	5,674
Effect of changes in cash flow assumptions	(27)	15
Effect of actual variances from expected
experience	(261)	(117)
Adjusted beginning-of-year balance	5,771	5,572
New incidence	1,702	1,777
Interest	159	141
Benefit payments	(1,453)	(1,431)
Ending balance at original discount rate	6,179	6,059
Effect of cumulative changes in discount
rate assumptions	(490)	(597)
Balance as of end-of-year	5,689	5,462
Less: reinsurance recoverables	123	127
Balance as of end-of-year, net of reinsurance	$5,566	$5,335

Weighted-average duration of liability for future
claims (years)	5	4

For the year ended December 31, 2023, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to long-term disability and life waiver claim termination rate assumptions, partially offset by unfavorable impacts from updates to long-term disability social security offset assumptions. For the year ended December 31, 2023, we experienced more favorable reported incidence and claim terminations than assumed.

For the year ended December 31, 2022, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to the long-term disability incidence and severity assumptions, partially offset by favorable impacts from updates to the life waiver termination rate assumptions. For the year ended December 31, 2022, we experienced more favorable claim terminations than assumed.
The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,250	$6,179	$7,063	$6,059

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Group Protection
Gross premiums	$3,549	$3,393	$3,145
Interest accretion	159	141	145

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Group Protection
Interest accretion rate	3.0%	2.8%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$14,777	$12,513
Less: Effect of cumulative changes in shadow
balance in AOCI	(905)	1,113
Balance as of beginning-of-year, excluding
shadow balance in AOCI	15,682	11,400
Effect of changes in cash flow assumptions	165	3,108
Effect of actual variances from expected
experience	(77)	195
Adjusted beginning-of-year balance	15,770	14,703
Issuances	–	7
Interest accrual	765	626
Net assessments collected	658	974
Benefit payments	(588)	(628)
Balance as of end-of-year, excluding
shadow balance in AOCI	16,605	15,682
Effect of cumulative changes in shadow
balance in AOCI	(853)	(905)
Balance as of end-of-year	15,752	14,777
Less: reinsurance recoverables (1)	9,505	1,975
Balance as of end-of-year, net of reinsurance	$6,247	$12,802

Weighted-average duration of additional liabilities
for other insurance benefits (years)	17	17

(1) Increase in reinsurance recoverables driven by the reinsurance agreement with Fortitude Re effective October 1, 2023 for certain blocks of in-force ULSG. See Note 8 for more information on the transaction.

For the year ended December 31, 2023, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder lapse behavior assumptions, partially offset by a favorable impact from updates to interest rate assumptions. For the year ended December 31, 2023, we did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2022, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review primarily from updates to policyholder lapse behavior assumptions related to UL products with secondary guarantees in the amount of 1.7 billion, net of reinsurance, after-tax, and to a lesser extent mortality and morbidity assumptions. For the year ended December 31, 2022, we had unfavorable actual mortality experience compared to expected due to ongoing effects of the COVID-19 pandemic.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
UL and Other
Gross assessments	$1,221	$2,818	$3,150
Interest accretion	765	626	498

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
UL and Other
Interest accretion rate	5.3%	5.0%

14. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2023	2022
Short-Term Debt
Current maturities of long-term debt	$50	$—
Short-term debt (1)	790	562
Total short-term debt	$840	$562

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$—	$50
6.03% surplus note, due 2028	750	750
6.56% surplus note, due 2028	500	500
SOFR + 111 bps surplus note, due 2028	71	71
SOFR + 226 bps surplus note, due 2028	544	568
SOFR + 200 bps surplus note, due 2035	30	30
SOFR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
SOFR + 100 bps surplus note, due 2037	154	154
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	30
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,195	$2,269

(1) The short-term debt represents short-term notes payable to LNC.

Effective July 1, 2023, we transitioned from LIBOR to Secured Overnight Financing Rate (“SOFR”) as the reference rate for our variable-rate debt.

Future principal payments due on long-term debt (in millions) as of December 31, 2023, were as follows:

2024	$50
2025	–
2026	–
2027	–
2028	1,865
Thereafter	330
Total	$2,245

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

We issued a surplus note of $71 million to LNC in October 2013. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of SOFR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a variable surplus note to a wholly-owned subsidiary of LNC in December 2013 with an initial outstanding principal amount of $287 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of SOFR + 226 bps. The outstanding principal amount as of December 31, 2023, was $544 million.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

We issued a surplus note of $30 million to LNC in 2015. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of SOFR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $25 million to LNC in July 2017. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of SOFR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in October 2017. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $375 million to LNC in 2007. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of SOFR + 100 bps. The surplus note was amended in 2017 to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2023, was $154 million due to executing our right to repay the surplus note in part to LNC.

We issued a surplus note of $13 million to LNC in 2018. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $28 million to LNC in 2019. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $30 million to LNC in 2020. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2023
	Expiration Date	Maximum Available	LOCs Issued
Credit Facilities
Five-year revolving credit facility	December 21, 2028	$2,000	$116
LOC facility (1)	August 26, 2031	976	917
LOC facility (1)	October 1, 2031	859	859
Total		$3,835	$1,892

(1) Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2023, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2023, we were in compliance with all such covenants.
15. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturity AFS securities	$82,300	$82,300	$99,465	$99,465
Trading securities	2,321	2,321	3,446	3,446
Equity securities	306	306	427	427
Mortgage loans on real estate	18,873	17,330	18,211	16,477
Derivative investments	6,305	6,305	3,519	3,519
Other investments	4,757	4,757	3,577	3,577
Cash and invested cash	3,193	3,193	2,499	2,499
MRB assets	3,894	3,894	2,807	2,807
Other assets:
Ceded MRBs	274	274	540	540
Indexed annuity ceded embedded derivatives	940	940	525	525
LPR ceded derivative	206	206	212	212
Separate account assets	158,257	158,257	143,536	143,536

Liabilities
Policyholder account balances:
Account balances of certain investment contracts	(44,615)	(34,020)	(43,550)	(34,251)
RILA, fixed annuity and IUL contracts	(9,077)	(9,077)	(4,783)	(4,783)
Funds withheld reinsurance liabilities – reinsurance-related
embedded derivatives	493	493	681	681
MRB liabilities	(1,716)	(1,716)	(2,078)	(2,078)
Short-term debt	(840)	(841)	(562)	(562)
Long-term debt	(2,195)	(2,125)	(2,269)	(2,166)
Other liabilities:
Ceded MRBs	(1,149)	(1,149)	(246)	(246)
Derivative liabilities	(356)	(356)	(254)	(254)
Remaining guaranteed interest and similar contracts	(411)	(411)	(574)	(574)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances

Policyholder account balances include account balances of certain investment contracts. The fair value of the account balances of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Other Liabilities

Other liabilities include remaining guaranteed interest and similar contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2023 and 2022, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The inputs used to measure the fair value of these other liabilities are classified as Level 3 within the fair value hierarchy.
Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2023	2022
Fair value	$288	$487
Aggregate contractual principal	326	514

As of December 31, 2023 and 2022, no loans for which the fair value option was elected were in non-accrual status, and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 or 2022.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$57,397	$6,469	$63,866
U.S. government bonds	373	20	–	393
State and municipal bonds	–	2,537	5	2,542
Foreign government bonds	–	278	–	278
RMBS	–	1,589	13	1,602
CMBS	–	1,336	8	1,344
ABS	–	10,559	1,484	12,043
Hybrid and redeemable preferred securities	46	138	48	232
Trading securities	–	2,037	284	2,321
Equity securities	1	263	42	306
Mortgage loans on real estate	–	–	288	288
Derivative investments (1)	–	10,705	622	11,327
Other investments – short-term investments	–	233	–	233
Cash and invested cash	–	3,193	–	3,193
MRB assets	–	–	3,894	3,894
Other assets:
Ceded MRBs	–	–	274	274
Indexed annuity ceded embedded derivatives	–	–	940	940
LPR ceded derivative	–	–	206	206
Separate account assets	402	157,855	–	158,257
Total assets	$822	$248,140	$14,577	$263,539

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(9,077)	$(9,077)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	493	–	493
MRB liabilities	–	–	(1,716)	(1,716)
Other liabilities:
Ceded MRBs	–	–	(1,149)	(1,149)
Derivative liabilities (1)	–	(4,792)	(586)	(5,378)
Total liabilities	$–	$(4,299)	$(12,528)	$(16,827)

	As of December 31, 2022
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$73,980	$5,186	$79,166
U.S. government bonds	332	19	–	351
State and municipal bonds	–	4,850	35	4,885
Foreign government bonds	–	311	–	311
RMBS	–	1,835	1	1,836
CMBS	–	1,667	–	1,667
ABS	–	9,782	1,117	10,899
Hybrid and redeemable preferred securities	40	261	49	350
Trading securities	–	2,865	581	3,446
Equity securities	–	274	153	427
Mortgage loans on real estate	–	–	487	487
Derivative investments (1)	–	5,929	605	6,534
Other investments – short-term investments	–	30	–	30
Cash and invested cash	–	2,499	–	2,499
MRB assets	–	–	2,807	2,807
Other assets:
Ceded MRBs	–	–	540	540
Indexed annuity ceded embedded derivatives	–	–	525	525
LPR ceded derivative	–	–	212	212
Separate account assets	412	143,124	–	143,536
Total assets	$784	$247,426	$12,298	$260,508

Liabilities
Policyholder account balances – indexed annuity
and IUL contracts embedded derivatives	$–	$–	$(4,783)	$(4,783)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	681	–	681
MRB liabilities	–	–	(2,078)	(2,078)
Other liabilities:
Ceded MRBs	–	–	(246)	(246)
Derivative liabilities (1)	–	(2,666)	(603)	(3,269)
Total liabilities	$–	$(1,985)	$(7,710)	$(9,695)

(1) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 10.

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,186	$(17)	$28	$1,284	$(12)	$6,469
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	7	13
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(375)	1,484
Hybrid and redeemable preferred
securities	49	–	(2)	(2)	3	48
Trading securities	581	17	–	(313)	(1)	284
Equity securities	153	(19)	–	(98)	6	42
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
Total, net	$3,859	$(4,405)	$44	$702	$(329)	$(129)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	–	–	(1)	–	36	35
Foreign government bonds	41	–	(6)	(30)	(5)	–
RMBS	3	–	1	21	(24)	1
CMBS	–	–	–	17	(17)	–
ABS	870	–	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	–	(152)	(15)	581
Equity securities	91	52	–	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	–	487
Derivative investments	21	2	(6)	–	(15)	2
Other assets:
Ceded MRBs (3)	4,114	(3,574)	–	–	–	540
Indexed annuity ceded embedded
derivatives (4)	528	(215)	–	212	–	525
LPR ceded derivative (5)	318	(106)	–	–	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(6,131)	1,975	–	(627)	–	(4,783)
Other liabilities – ceded MRBs (3)	(17)	(229)	–	–	–	(246)
Total, net	$10,296	$(2,198)	$(1,693)	$495	$(3,041)	$3,859

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$7,761	$3	$(182)	$1,189	$30	$8,801
U.S. government bonds	5	–	–	(5)	–	–
Foreign government bonds	74	–	(11)	80	(102)	41
RMBS	2	–	–	2	(1)	3
CMBS	1	(1)	–	8	(8)	–
ABS	570	1	(9)	602	(294)	870
Hybrid and redeemable preferred
securities	103	–	25	(38)	–	90
Trading securities	643	(3)	–	210	(22)	828
Equity securities	57	38	–	(4)	–	91
Mortgage loans on real estate	832	11	5	(109)	–	739
Derivative investments	1,542	1,255	(3)	(139)	(2,634)	21
Other assets:
Ceded MRBs (3)	6,539	(2,425)	–	–	–	4,114
Indexed annuity ceded embedded
derivatives (4)	550	87	–	(109)	–	528
LPR ceded derivative (5)	–	–	–	–	318	318
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(3,594)	(2,709)	–	172	–	(6,131)
Other liabilities – ceded MRBs (3)	–	(17)	–	–	–	(17)
Total, net	$15,085	$(3,760)	$(175)	$1,859	$(2,713)	$10,296
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,035	$(334)	$(34)	$(372)	$(11)	$1,284
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)
Total, net	$2,327	$(696)	$(37)	$(873)	$(19)	$702

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	–	–	(30)	–	–	(30)
RMBS	21	–	–	–	–	21
CMBS	17	–	–	–	–	17
ABS	918	–	–	(235)	(7)	676
Hybrid and redeemable preferred
securities	–	–	–	–	(12)	(12)
Trading securities	287	(229)	–	(210)	–	(152)
Equity securities	34	(9)	–	–	–	25
Mortgage loans on real estate	15	–	–	(242)	–	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	–	–	88	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(710)	–	–	83	–	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,861	$(110)	$(109)	$(423)	$(30)	$1,189
U.S. government bonds	–	–	(5)	–	–	(5)
Foreign government bonds	80	–	–	–	–	80
RMBS	2	–	–	–	–	2
CMBS	8	–	–	–	–	8
ABS	835	–	–	(233)	–	602
Hybrid and redeemable preferred
securities	12	(20)	–	–	(30)	(38)
Trading securities	383	(25)	–	(148)	–	210
Equity securities	6	(10)	–	–	–	(4)
Mortgage loans on real estate	96	(101)	(26)	(78)	–	(109)
Derivative investments	174	(124)	(189)	–	–	(139)
Other assets – indexed annuity ceded
embedded derivatives	55	–	–	(164)	–	(109)
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(400)	–	–	572	–	172
Total, net	3,112	(390)	(329)	(474)	(60)	1,859

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Trading securities (1)	$8	$(81)	$4
Equity securities (1)	(16)	54	40
Mortgage loans on real estate (1)	(8)	(20)	12
Derivative investments (1)	1	2	1,051
MRBs (2)	1,071	(359)	1,530
Other assets – LPR ceded derivative (3)	(6)	(106)	–
Embedded derivatives - indexed annuity
and IUL contracts (1)	(20)	(95)	44
Total, net	$1,030	$(605)	$2,681
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities:
Corporate bonds	$7	$(1,553)	$(183)
State and municipal bonds	3	(1)	–
Foreign government bonds	–	(7)	(10)
ABS	3	(115)	(9)
Hybrid and redeemable preferred
securities	(1)	(21)	26
Mortgage loans on real estate	4	(5)	4
Total, net	$16	$(1,702)	$(172)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$194	$(206)	$(12)
RMBS	12	(5)	7
CMBS	12	–	12
ABS	2	(377)	(375)
Hybrid and redeemable preferred securities	16	(13)	3
Trading securities	6	(7)	(1)
Equity securities	6	–	6
Derivative investments	31	–	31
Total, net	$279	$(608)	$(329)

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	–	36
Foreign government bonds	–	(5)	(5)
RMBS	–	(24)	(24)
CMBS	–	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	–	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	–	(15)	(15)
Derivative investments	–	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$164	$(134)	$30
Foreign government bonds	–	(102)	(102)
RMBS	–	(1)	(1)
CMBS	–	(8)	(8)
ABS	36	(330)	(294)
Trading securities	12	(34)	(22)
Derivative investments	24	(2,658)	(2,634)
Other assets – LPR ceded derivative	318	–	318
Total, net	$554	$(3,267)	$(2,713)
Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2023, 2022 and 2021, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022,transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. In 2021, transfers out of Level 3 included derivative instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. These updated valuation techniques are considered industry standard and provide us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$183	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	3.7%	2.1%
State and municipal
bonds	5	Discounted cash flow	Liquidity/duration adjustment (2)	0.9%	–	2.2%	2.1%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	2.3%	–	2.3%	2.3%
ABS	12	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.8%	1.8%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.5%	1.5%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	3,894
Other assets – ceded MRBs	274	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%
Other assets – indexed
annuity ceded embedded
derivatives	940	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
Other assets – LPR ceded
derivative	206	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(9,013)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,716)
Other liabilities – ceded
MRBs	(1,149)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2022:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$201	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	4.2%	2.1%
State and municipal
bonds	35	Discounted cash flow	Liquidity/duration adjustment (2)	1.2%	–	2.4%	2.3%
ABS	15	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.4%	1.4%
Hybrid and redeemable
preferred securities	3	Discounted cash flow	Liquidity/duration adjustment (2)	1.5%	–	1.5%	1.5%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	2,807
Other assets – ceded MRBs	540	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.73%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	28%	14.47%
Other assets – indexed
annuity ceded embedded
derivatives	525	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
Other assets – LPR ceded
derivative	212	Discounted cash flow	Lapse (3)	0%	–	1.55%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.75%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(4,845)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(2,078)
Other liabilities – ceded
MRBs	(246)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.73%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	28%	14.47%
(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.

(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.

16. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2023 and 2022. We do not expect to be required to make any contributions to these pension plans in 2024. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $2 million, $(2) million and $1 million during 2023, 2022 and 2021, respectively, which was reported within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). In 2024, we expect the plans to make benefit payments of approximately $9 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2023	2022	2023	2022
			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$71	$77	$10	$9
Projected benefit obligation	77	82	6	6
Funded status	$(6)	$(5)	$4	$3

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$–	$–	$4	$3
Other liabilities	(6)	(5)	–	–
Net amount recognized	$(6)	$(5)	$4	$3

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	5.44%	5.66%	5.45%	5.70%
Net periodic benefit cost:
Weighted-average discount rate	5.62%	3.07%	5.70%	3.73%
Expected return on plan assets	6.00%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2023, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2023	2022
Fixed maturity securities:
Corporate bonds	$23	$33
U.S. government bonds	22	17
CMBS	2	2
Common stock	21	22
Cash and invested cash	3	3
Other investments	10	9
Total	$81	$86

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $1 million, $(35) million and $(28) million for the years ended December 31, 2023, 2022 and 2021, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $114 million, $99 million and $104 million, for the years ended December 31, 2023, 2022 and 2021, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $22 million, $12 million and $18 million for the years ended December 31, 2023, 2022 and 2021, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2023	2022
Total liabilities (1)	$695	$623
Investments dedicated to fund liabilities (2)	233	206

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

17. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Stock options	$7	$6	$8
Performance shares	12	9	17
RSUs	40	33	33
Total	$59	$48	$58

Recognized tax benefit	$9	$11	$12

18. Contingencies and Commitments

Contingencies

Reinsurance Disputes

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, legal proceedings against us. While this may impact the Life Insurance segment, we believe it is unlikely the outcome of these disputes would have a material impact on the consolidated financial statements.

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2023.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2023, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $190 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in the Glover case, which also includes all policies in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski).

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 20, 2017. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs sought to represent classes of policyowners and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. On March 24, 2023, plaintiffs filed a motion for preliminary approval of the class settlement, which was granted by the court on June 14, 2023. The provisional settlement, which was subject to both preliminary and final approval of the court, consisted of $117.75 million in pre-tax cash (in the aggregate for both this litigation and the In re: Lincoln National 2017 COI Rate Litigation matter discussed immediately below) and a five-year cost of insurance rate freeze, among other terms. After certain policyholders timely opted out or otherwise excluded themselves from the settlement class with respect to certain policies, the pre-tax cash settlement fund was reduced to $109.96 million. The court granted final approval of the settlement on October 5, 2023. On December 27, 2023, the court ordered that supplemental notice of the class settlement be mailed to a small percentage of settlement class members who had not been sent the initial class notice. Those policyholders own policies representing less than 0.14% of the total of all Policy Claim Amounts (as defined in the parties’ settlement agreement) and have until 45 days after the completion of supplemental notice to object to or opt out of the settlement. Certain of the policyholders who did not participate in the settlement are plaintiffs in Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company and Ryan K. Crayne, on behalf of and as a trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company discussed further below. The remaining policyholders who are not participants in the settlement may bring individual actions in the future to the extent they have not already done so.

In re: Lincoln National 2017 COI Rate Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:17-cv-04150, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 28, 2018. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs sought to represent classes of policyholders and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. On March 24, 2023, plaintiffs filed a motion for preliminary approval of the class settlement, which was granted by the court on June 14, 2023. The provisional settlement, which was subject to both preliminary and final approval of the court, consists of $117.75 million in pre-tax cash (in the aggregate for both this litigation and the In re: Lincoln National COI Litigation matter discussed immediately above) and a five-year cost of insurance rate freeze, among other terms. After certain policyholders timely opted out or otherwise excluded themselves from the settlement class with respect to certain policies, the pre-tax cash settlement fund was reduced to $109.96 million. The court granted final approval of the settlement on October 5, 2023. On December 27, 2023, the court ordered that supplemental notice of the class settlement be mailed to a small percentage of settlement class members who had not been sent the initial class notice. Those policyholders own policies representing less than 0.14% of the total of all Policy Claim Amounts (as defined in the parties’ settlement agreement) and have until 45 days after the completion of supplemental notice to object to or opt out of the settlement. Certain of the policyholders who did not participate in the settlement are plaintiffs in Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company and Ryan K. Crayne, on behalf of and as a trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company discussed further below. The remaining policyholders who are not participants in the settlement may bring individual actions in the future to the extent they have not already done so.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts when LNL increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). On March 8, 2024, we wrote to the court requesting a pre-motion conference in advance of LLANY’s planned motion to stay proceedings in this matter pending the completion of the settlement approval process in Glover.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:23-cv-02251, is a civil action filed on April 20, 2023. On June 12, 2023, the U.S. District Court for the Northern District of Indiana granted a motion filed by LNL to transfer the case to the U.S. District Court for the Eastern District of Pennsylvania. Plaintiffs purport to own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL breached the terms of policyholders’ contracts and converted property when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:24-cv-00053-GJP, is a civil action filed on November 17, 2023. On January 4, 2024, upon the parties’ stipulation, the U.S. District Court for the Northern District of Indiana transferred the case to the U.S. District Court for the Eastern District of Pennsylvania. Plaintiff purports to own claims regarding universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiff alleges that LNL breached the terms of policyholders’ contracts and converted property when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. We are vigorously defending this matter.

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees, and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Commitments

Leases

As of December 31, 2023 and 2022, we had operating lease ROU assets of $80 million and $110 million, respectively, and associated lease liabilities of $89 million and $119 million, respectively. The weighted-average discount rate was 3.7% and 2.8%, respectively, and the weighted-average remaining lease term was four years and five years, respectively, as of December 31, 2023 and 2022. Operating lease expense for the years ended December 31, 2023, 2022 and 2021, was $41 million, $45 million and $41 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2023 and 2022, we had finance lease assets of $5 million and $14 million, respectively, and associated finance lease liabilities of $27 million and $106 million, respectively. The accumulated amortization associated with the finance lease assets was $467 million and $458 million as of December 31, 2023 and 2022, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate was 6.4% and 2.9%, respectively, and the weighted-average remaining lease term was two years and one year, respectively, as of December 31, 2023 and 2022.

Finance lease expense (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Amortization of finance lease assets (1)	$9	$23	$38
Interest on finance lease liabilities (2)	5	4	3
Total	$14	$27	$41

(1) Amortization of finance lease assets is reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).
(2) Interest on finance lease liabilities is reported in interest and debt expense on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended December 31,
	2023	2022	2021
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$41	$47	$40
Financing cash flows from finance leases	83	74	62

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$–	$6	$8

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2023, were as follows:

	Operating Leases	Finance Leases
2024	$34	$18
2025	26	7
2026	22	4
2027	15	–
2028	8	–
Thereafter	7	–
Total future minimum lease payments	112	29
Less: Amount representing interest	23	2
Present value of minimum lease payments	$89	$27

As of December 31, 2023, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2023 and 2022, we had $595 million and $558 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2023, were as follows:

2024	$152
2025	172
2026	224
2027	127
2028	10
Thereafter	6
Total future minimum lease payments	691
Less: Amount representing interest	96
Present value of minimum lease payments	$595

Vulnerability from Concentrations

As of December 31, 2023, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 4 and 8, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(1) million and $(3) million as of December 31, 2023 and 2022, respectively.

19. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(8,526)	$9,153	$8,993
Cumulative effect from adoption of new accounting standards	–	–	3,584
Unrealized holding gains (losses) arising during the year	2,122	(24,475)	(4,478)
Change in foreign currency exchange rate adjustment	178	(321)	(143)
Change in future contract benefits and policyholder account balances, net of reinsurance	638	2,292	893
Income tax benefit (expense)	(650)	4,815	797
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(3,425)	(13)	624
Income tax benefit (expense)	719	3	(131)
Balance as of end-of-year	$(3,532)	$(8,526)	$9,153
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$301	$258	$42
Cumulative effect from adoption of new accounting standard	–	–	25
Unrealized holding gains (losses) arising during the year	162	(154)	141
Change in foreign currency exchange rate adjustment	(169)	312	152
Income tax benefit (expense)	2	(34)	(63)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	60	103	49
Income tax benefit (expense)	(13)	(22)	(10)
Balance as of end-of-year	$249	$301	$258
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$1,739	$1,951	$–
Cumulative effect from adoption of new accounting standard	–	–	2,874
Adjustment arising during the year	(854)	(267)	(1,174)
Income tax benefit (expense)	184	55	251
Balance as of end-of-year	$1,069	$1,739	$1,951
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$790	$(1,101)	$–
Cumulative effect from adoption of new accounting standard	–	–	(1,661)
Adjustment arising during the year	(187)	2,406	711
Income tax benefit (expense)	42	(515)	(151)
Balance as of end-of-year	$645	$790	$(1,101)
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(17)	$(11)	$(14)
Adjustment arising during the year	1	(6)	4
Income tax benefit (expense)	–	–	(1)
Balance as of end-of-year	$(16)	$(17)	$(11)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(4,014)	$(13)	$624	Realized gain (loss)
Associated change in future contract benefits	589	–	–	Benefits
Reclassification before income
tax benefit (expense)	(3,425)	(13)	624	Income (loss) before taxes
Income tax benefit (expense)	719	3	(131)	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2,706)	$(10)	$493	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$(1)	$2	$3	Net investment income
Foreign currency contracts	54	62	48	Net investment income
Foreign currency contracts	7	39	(2)	Realized gain (loss)
Reclassifications before income
tax benefit (expense)	60	103	49	Income (loss) before taxes
Income tax benefit (expense)	(13)	(22)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$47	$81	$39	Net income (loss)
20. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth through life insurance products, including term insurance, both single (including UL, corporate-owned UL and VUL and bank-owned UL and VUL products) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes investments related to our excess capital; benefit plan obligations; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; Spark program expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
•Gains (losses) on modification or early extinguishment of debt;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
•Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts and the associated index options we hold to hedge them (collectively, “revenue adjustments from annuity and life insurance product features”);
•Credit loss-related adjustments;
•Investment gains (losses);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
•GLB rider fees ceded to LNBAR;
•Revenue adjustments from the initial adoption of new accounting standards; and
•Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 21%, where applicable, net of the impacts related to dividends received deduction and foreign tax credits and any other permanent differences for events recognized differently in our financial statements and federal income tax returns.

The tables below reconcile our segment measures of performance to the GAAP measures presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Operating revenues:
Annuities (1)	$2,625	$4,102	$4,258
Life Insurance	6,362	6,344	6,938
Group Protection	5,560	5,303	4,994
Retirement Plan Services	1,290	1,257	1,306
Other Operations (1)	(778)	133	158
Revenue adjustments from annuity and life insurance product features	99	872	818
Credit loss-related adjustments	(74)	(129)	109
Investment gains (losses)	(4,080)	19	654
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans	(22)	588	165
GLB rider fees ceded to LNBAR	(923)	(932)	(888)
Total revenues (1)	$10,059	$17,557	$18,512

	For the Years Ended December 31,
	2023	2022	2021
Net Income (Loss)
Income (loss) from operations:
Annuities	$840	$948	$1,089
Life Insurance	(126)	(1,933)	497
Group Protection	297	40	(165)
Retirement Plan Services	155	198	235
Other Operations	(356)	(374)	(244)
Net annuity product features, after-tax	1,295	416	1,866
Net life insurance product features, after-tax	148	21	(1)
Credit loss-related adjustments, after-tax	(58)	(102)	86
Investment gains (losses), after-tax	(3,210)	15	516
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans, after-tax	(18)	465	130
GLB rider fees ceded to LNBAR, after-tax	(728)	(735)	(701)
Impairment of intangibles	–	(634)	–
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax (2)	(27)	–	(11)
Net income (loss)	$(1,788)	$(1,675)	$3,297

(1)    Includes ceded insurance premiums primarily related to the Fortitude Re reinsurance transaction effective in the fourth quarter of 2023. For more information, see Note 8.
(2)    Includes costs pertaining to the Fortitude Re reinsurance transaction and the planned sale of LNC’s wealth management business. For more information, see Note 1 and Note 8, respectively.

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Net Investment Income
Annuities	$1,744	$1,387	$1,314
Life Insurance	2,515	2,464	3,054
Group Protection	336	333	364
Retirement Plan Services	999	966	982
Other Operations	118	124	125
Total net investment income	$5,712	$5,274	$5,839

	For the Years Ended December 31,
	2023	2022	2021
Federal Income Tax Expense (Benefit)
Annuities	$79	$128	$189
Life Insurance	(62)	(544)	112
Group Protection	79	11	(44)
Retirement Plan Services	25	32	48
Other Operations	(102)	(84)	(70)
Net annuity product features	344	112	496
Net life insurance product features	39	5	–
Credit loss-related adjustments	(16)	(27)	20
Investment gains (losses)	(853)	4	140
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans	(5)	123	35
GLB rider fees ceded to LNBAR	(194)	(197)	(186)
Transaction and integration costs related to mergers,
acquisitions and divestitures	(7)	–	(3)
Total federal income tax expense (benefit)	(673)	(437)	737

	As of December 31,
	2023	2022
Assets
Annuities	$186,716	$165,643
Life Insurance	107,529	97,373
Group Protection	9,741	9,830
Retirement Plan Services	46,969	42,275
Other Operations	23,021	20,461
Total assets	$373,976	$335,582

21. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities: (1)
Gross gains	$627	$37	$660
Gross losses	(428)	(50)	(36)
Credit loss benefit (expense) (2)	(21)	(14)	(11)
Intent to sell impairments	(4,213)	–	–
Realized gain (loss) on equity securities (3)	(6)	12	41
Credit loss benefit (expense) on mortgage loans on real estate	(16)	(3)	111
Credit loss benefit (expense) on reinsurance-related assets (4)	(35)	(112)	7
Realized gain (loss) on the mark-to-market on certain instruments (5)(6)	(509)	683	169
Indexed product derivative results (7)	(232)	74	22
GLB rider fees ceded to LNBAR and attributed fees	(112)	(168)	(91)
Other realized gain (loss)	11	(41)	(13)
Total realized gain (loss)	$(4,934)	$418	$859

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the Fortitude Re reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 4 and 8 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $8 million, $7 million and $44 million for the years ended December 31, 2023, 2022 and 2021, respectively.
(4) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(5) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. Also includes an $87 million pre-tax loss related to interest rate futures used to hedge the assets used as consideration in the Fortitude Re reinsurance transaction. See Note 8 for additional information.
(6) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(11) million, $(24) million and $3 million for the years ended December 31, 2023, 2022 and 2021, respectively.
(7) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.

22. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Commissions	$2,082	$2,201	$2,227
General and administrative expenses	2,427	2,200	2,187
DAC and VOBA deferrals, net of amortization	(171)	(346)	(321)
Broker-dealer expenses	444	419	441
Taxes, licenses and fees	333	344	358
Expenses associated with reserve financing and LOCs	58	60	57
Specifically identifiable intangible asset amortization	37	37	37
Other amortization	5	12	11
Transaction and integration costs related to mergers, acquisitions and divestitures	34	–	14
Total	$5,249	$4,927	$5,011

23. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Current	$(255)	$(24)	$20
Deferred	(418)	(413)	717
Federal income tax expense (benefit)	$(673)	$(437)	$737

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Income (loss) before taxes	$(2,461)	$(2,112)	$4,034
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(517)	(444)	847
Effect of:
Tax-preferred investment income (1)	(126)	(90)	(88)
Tax credits	(40)	(42)	(26)
Excess tax expense (benefit) from stock-based compensation	3	(1)	–
Goodwill impairment	–	133	–
Other items	7	7	4
Federal income tax expense (benefit)	$(673)	$(437)	$737
Effective tax rate	27%	21%	18%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2023	2022
Current	$546	$353
Deferred	49	734
Total federal income tax asset (liability)	$595	$1,087

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2023	2022
Deferred Tax Assets
Insurance liabilities and reinsurance-related balances	$322	$231
Compensation and benefit plans	175	152
Intangibles	18	21
Net unrealized loss on fixed maturity AFS securities	1,246	2,161
Net unrealized loss on trading securities	33	70
Investment activity	91	296
Tax credits	103	–
Net operating losses	87	278
Capital losses	93	–
Deferred gain on reinsurance	400	30
Total deferred tax assets	$2,568	$3,239
Deferred Tax Liabilities
DAC and VOBA	$1,906	$1,769
Reinsurance-related embedded derivative assets	104	143
MRB-related activity	286	228
Other	223	365
Total deferred tax liabilities	$2,519	$2,505
Net deferred tax asset (liability)	$49	$734

As of December 31, 2023, we have $103 million of federal income tax credits that can be carried forward to 2030 through 2033. As of December 31, 2023, we have $414 million of net operating losses to carry forward to future years. As of December 31, 2023, we have $442 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018 and 2021 and, under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. The capital losses arose in tax year 2023 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2019. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$59	$64
Decreases for prior year tax positions	(6)	(6)
Increases for prior year tax positions	23	1
Balance as of end-of-year	$76	$59

As of December 31, 2023 and 2022, $66 million and $43 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits primarily associated with separate account dividends-received deduction, tax credits and compensation, upon completion of our ongoing refund claims review, will decrease by $35 million by the end of 2024.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2023, 2022 and 2021, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2023 and 2022.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2023.

24. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners
(“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2023	2022
U.S. capital and surplus	$8,026	$8,507

	For the Years Ended December 31,
	2023	2022	2021
U.S. net gain (loss) from operations, after-tax	$(2,495)	$1,708	$(1,285)
U.S. net income (loss)	(2,924)	1,965	(569)
U.S. dividends to LNC holding company	495	645	1,910

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2023 and 2022. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2023 and 2022. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2023 and 2022. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2023	2022
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(1)	$3
Conservative valuation rate on certain annuities	(1)	(36)
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative Reg 213 reserves on variable annuity and individual life contracts	(31)	(37)
State Permitted Practice
Derivative instruments and equity indexed reserves	(170)	14
Assets in group fixed annuity contracts held at general account balances	332	436
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,776	1,838
LLC notes and variable value surplus notes	1,444	1,547
Excess of loss reinsurance agreements	563	549

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2023, the Company’s RBC ratio was approximately four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $780 million in 2024 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

25. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Net cash paid (received) for:
Interest	$187	$126	$115
Income taxes	(110)	(61)	29
Non-cash transactions:
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance transactions	(20,264)	54	(3,700)
Establishment of funds withheld liability in connection with
a reinsurance transaction	(49)	–	–

26. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Assets with affiliates:
Inter-company notes	$1,063	$1,216	Fixed maturity AFS securities
Assumed reinsurance contracts	1	–	Policy Loans
			Deferred acquisition costs, value of business
Assumed/ceded reinsurance contracts	(131)	(138)	acquired and deferred sales inducements
Accrued inter-company interest receivable	16	13	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	15,563	2,187	for credit losses
Ceded reinsurance contracts	642	899	Other assets
Cash management agreement	857	124	Other assets
Service agreement receivable	41	6	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	18	17	Future contract benefits
Assumed reinsurance contracts	352	361	Policyholder account balances
Inter-company short-term debt	840	562	Short-term debt
Inter-company long-term debt	2,195	2,269	Long-term debt
Ceded reinsurance contracts	5,862	2,517	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	897	(31)	Other liabilities
Accrued inter-company interest payable	18	15	Other liabilities
Service agreement payable	37	41	Other liabilities
Assumed/ceded reinsurance contracts	4,387	158	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	774	55	Accumulated other comprehensive
assumed/ceded			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(498)	$(421)	$(468)	Insurance premiums
Fees for management of general account	(156)	(140)	(138)	Net investment income
Net investment income on ceded funds
withheld treaties	(238)	(161)	(113)	Net investment income
Net investment income on inter-company notes	65	40	29	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Other gains (losses)	(9)	631	94	Realized gain (loss)
Reinsurance-related settlements	1,717	(1,068)	1,626	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance				Amortization of deferred gain
contracts	17	3	3	(loss) on business sold
				through reinsurance
Other revenues	(171)	–	–	Other revenues
Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance	(507)	(247)	(430)	Benefits
Interest credited on assumed reinsurance contracts	12	47	48	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	1,129	3,543	2,199	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	–	(321)	64	(gain) loss
Ceded reinsurance contracts	(13)	(26)	(7)	Commissions and other expenses
Service agreement payments (receipts)	(17)	(53)	(29)	Commissions and other expenses
Interest expense on inter-company debt	148	120	107	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2023.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 8, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. As of December 31, 2023 and 2022, the LOCs of which we are the beneficiary aggregated to $111 million and $1.5 billion, respectively.

27. Subsequent Event

On March 7, 2024, we entered into a settlement agreement, which is subject to court approval, encompassing the policies at issue in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which also includes the policies in certain other cost of insurance litigation matters, as discussed in further detail in Note 18, Contingencies and Commitments. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment. We recorded a pre-tax legal expense for the year ended December 31, 2023, of approximately $110 million within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) in respect of this provisional settlement. As of December 31, 2023, we had accrued the total provisional settlement amount of $147.5 million, pre-tax.

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account C

Statements of assets and liabilities

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
AB VPS Discovery Value Portfolio - Class A	$421,559	$421,559	$421,559
AB VPS International Value Portfolio - Class B	52,637	52,637	52,637
AB VPS Sustainable Global Thematic Portfolio - Class B	25,661,491	25,661,491	25,661,491
Allspring VT Discovery All Cap Growth Fund - Class 2	98,764	98,764	98,764
Allspring VT Small Cap Growth Fund - Class 2	249,335	249,335	249,335
American Century VP Inflation Protection Fund - Class II	3,217,405	3,217,405	3,217,405
American Century VP International Fund - Class I	37,497	37,497	37,497
American Funds Global Growth Fund - Class 2	117,211,879	117,211,879	117,211,879
American Funds Growth Fund - Class 2	948,099,542	948,099,542	948,099,542
American Funds Growth-Income Fund - Class 2	311,579,271	311,579,271	311,579,271
American Funds International Fund - Class 2	146,457,575	146,457,575	146,457,575
Delaware VIP® Emerging Markets Series - Service Class	1,043,700	1,043,700	1,043,700
Delaware VIP® Small Cap Value Series - Service Class	166,180,204	166,180,204	166,180,204
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,209,270	1,209,270	1,209,270
DWS Alternative Asset Allocation VIP Portfolio - Class B	1,953,573	1,953,573	1,953,573
DWS Equity 500 Index VIP Portfolio - Class A	186,114	186,114	186,114
DWS Small Cap Index VIP Portfolio - Class A	580,423	580,423	580,423
Fidelity® VIP Contrafund® Portfolio - Service Class	204,655,673	204,655,673	204,655,673
Fidelity® VIP Contrafund® Portfolio - Service Class 2	96,042,180	96,042,180	96,042,180
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	3,463,446	3,463,446	3,463,446
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	825,548	825,548	825,548
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	7,088,337	7,088,337	7,088,337
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	5,426,446	5,426,446	5,426,446
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	6,586,700	6,586,700	6,586,700
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	8,448,713	8,448,713	8,448,713
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	4,859,158	4,859,158	4,859,158
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	8,503,890	8,503,890	8,503,890
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2,477,110	2,477,110	2,477,110
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	10,196,914	10,196,914	10,196,914
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	1,217,027	1,217,027	1,217,027
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	8,741,827	8,741,827	8,741,827
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	984,388	984,388	984,388
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	15,205,127	15,205,127	15,205,127
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	583,362	583,362	583,362
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	4,019,050	4,019,050	4,019,050
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	713,161	713,161	713,161
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	4,702,314	4,702,314	4,702,314
Fidelity® VIP Growth Portfolio - Service Class	141,653,387	141,653,387	141,653,387
Fidelity® VIP Growth Portfolio - Service Class 2	55,687,450	55,687,450	55,687,450
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,560,972	1,560,972	1,560,972
Franklin Income VIP Fund - Class 2	1,011,270	1,011,270	1,011,270
Franklin Mutual Shares VIP Fund - Class 2	971,432	971,432	971,432
Invesco V.I. Core Equity Fund - Series I Shares	267	267	267
Invesco V.I. EQV International Equity Fund - Series I Shares	18,683	18,683	18,683
Janus Henderson Global Research Portfolio - Institutional Shares	559,230	559,230	559,230
LVIP Baron Growth Opportunities Fund - Service Class	174,054,878	174,054,878	174,054,878
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	9,287,260	9,287,260	9,287,260
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	187,192,275	187,192,275	187,192,275
LVIP BlackRock Global Allocation Fund - Service Class	25,792,863	25,792,863	25,792,863
LVIP BlackRock Global Allocation Fund - Standard Class	14,721,372	14,721,372	14,721,372
LVIP BlackRock Inflation Protected Bond Fund - Service Class	5,576,384	5,576,384	5,576,384
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,179,129	8,179,129	8,179,129
LVIP BlackRock Real Estate Fund - Service Class	5,493,012	5,493,012	5,493,012
LVIP BlackRock Real Estate Fund - Standard Class	5,226,546	5,226,546	5,226,546
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	5,936,141	5,936,141	5,936,141
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	231,307,729	231,307,729	231,307,729
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	1,183,313	1,183,313	1,183,313
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,924,177	1,924,177	1,924,177
LVIP Delaware Bond Fund - Service Class	19,573,929	19,573,929	19,573,929
LVIP Delaware Bond Fund - Standard Class	100,426,059	100,426,059	100,426,059
LVIP Delaware Diversified Floating Rate Fund - Service Class	5,197,557	5,197,557	5,197,557

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
LVIP Delaware Diversified Income Fund - Service Class	$33,682,000	$33,682,000	$33,682,000
LVIP Delaware Diversified Income Fund - Standard Class	45,598,475	45,598,475	45,598,475
LVIP Delaware High Yield Fund - Service Class	11,537,459	11,537,459	11,537,459
LVIP Delaware High Yield Fund - Standard Class	14,735,803	14,735,803	14,735,803
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	1,197,592	1,197,592	1,197,592
LVIP Delaware Mid Cap Value Fund - Service Class	40,349,866	40,349,866	40,349,866
LVIP Delaware Mid Cap Value Fund - Standard Class	330,601,670	330,601,670	330,601,670
LVIP Delaware SMID Cap Core Fund - Service Class	32,103,964	32,103,964	32,103,964
LVIP Delaware SMID Cap Core Fund - Standard Class	200,868,817	200,868,817	200,868,817
LVIP Delaware Social Awareness Fund - Service Class	40,022,677	40,022,677	40,022,677
LVIP Delaware Social Awareness Fund - Standard Class	549,215,926	549,215,926	549,215,926
LVIP Delaware U.S. Growth Fund - Service Class	497,638	497,638	497,638
LVIP Delaware U.S. REIT Fund - Service Class	21,372,657	21,372,657	21,372,657
LVIP Delaware U.S. REIT Fund - Standard Class	58,041,722	58,041,722	58,041,722
LVIP Delaware Value Fund - Service Class	34,430,076	34,430,076	34,430,076
LVIP Delaware Value Fund - Standard Class	115,922,504	115,922,504	115,922,504
LVIP Delaware Wealth Builder Fund - Service Class	9,617,223	9,617,223	9,617,223
LVIP Delaware Wealth Builder Fund - Standard Class	62,085,260	62,085,260	62,085,260
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	13,507,528	13,507,528	13,507,528
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	951,892,904	951,892,904	951,892,904
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	1,074,804	1,074,804	1,074,804
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,222,796	1,222,796	1,222,796
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	12,796,937	12,796,937	12,796,937
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	13,367,124	13,367,124	13,367,124
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	41,169	41,169	41,169
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	169,042	169,042	169,042
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	758,979	758,979	758,979
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	12,167,654	12,167,654	12,167,654
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	6,249,092	6,249,092	6,249,092
LVIP Global Growth Allocation Managed Risk Fund - Service Class	29,328,469	29,328,469	29,328,469
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	9,035,546	9,035,546	9,035,546
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	33,610,093	33,610,093	33,610,093
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	11,528,978	11,528,978	11,528,978
LVIP Government Money Market Fund - Service Class	11,556,367	11,556,367	11,556,367
LVIP Government Money Market Fund - Standard Class	35,160,832	35,160,832	35,160,832
LVIP JPMorgan Retirement Income Fund - Service Class	7,705,479	7,705,479	7,705,479
LVIP JPMorgan Retirement Income Fund - Standard Class	115,224,843	115,224,843	115,224,843
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	1,985,539	1,985,539	1,985,539
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,593,069	1,593,069	1,593,069
LVIP MFS International Growth Fund - Service Class	198,369	198,369	198,369
LVIP MFS Value Fund - Service Class	1,364,244	1,364,244	1,364,244
LVIP Mondrian Global Income Fund - Service Class	3,350,031	3,350,031	3,350,031
LVIP Mondrian Global Income Fund - Standard Class	2,261,042	2,261,042	2,261,042
LVIP Mondrian International Value Fund - Service Class	19,248,987	19,248,987	19,248,987
LVIP Mondrian International Value Fund - Standard Class	105,878,700	105,878,700	105,878,700
LVIP SSGA Bond Index Fund - Service Class	4,652,263	4,652,263	4,652,263
LVIP SSGA Bond Index Fund - Standard Class	7,826,436	7,826,436	7,826,436
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	10,779,152	10,779,152	10,779,152
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	4,330,472	4,330,472	4,330,472
LVIP SSGA International Index Fund - Service Class	5,253,602	5,253,602	5,253,602
LVIP SSGA International Index Fund - Standard Class	3,780,795	3,780,795	3,780,795
LVIP SSGA International Managed Volatility Fund - Service Class	956,315	956,315	956,315
LVIP SSGA International Managed Volatility Fund - Standard Class	542,477	542,477	542,477
LVIP SSGA S&P 500 Index Fund - Service Class	148,698,854	148,698,854	148,698,854
LVIP SSGA S&P 500 Index Fund - Standard Class	405,000,973	405,000,973	405,000,973
LVIP SSGA Small-Cap Index Fund - Service Class	17,525,018	17,525,018	17,525,018
LVIP SSGA Small-Cap Index Fund - Standard Class	32,345,565	32,345,565	32,345,565
LVIP T. Rowe Price 2020 Fund - Service Class	8,081,634	8,081,634	8,081,634
LVIP T. Rowe Price 2020 Fund - Standard Class	7,558,849	7,558,849	7,558,849
LVIP T. Rowe Price 2030 Fund - Service Class	27,706,436	27,706,436	27,706,436
LVIP T. Rowe Price 2030 Fund - Standard Class	12,091,123	12,091,123	12,091,123
See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
LVIP T. Rowe Price 2040 Fund - Service Class	$35,689,314	$35,689,314	$35,689,314
LVIP T. Rowe Price 2040 Fund - Standard Class	3,663,313	3,663,313	3,663,313
LVIP T. Rowe Price 2050 Fund - Service Class	23,339,297	23,339,297	23,339,297
LVIP T. Rowe Price 2050 Fund - Standard Class	992,832	992,832	992,832
LVIP T. Rowe Price 2060 Fund - Service Class	1,369,972	1,369,972	1,369,972
LVIP T. Rowe Price 2060 Fund - Standard Class	430,505	430,505	430,505
LVIP T. Rowe Price Growth Stock Fund - Service Class	786,298	786,298	786,298
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	30,150,054	30,150,054	30,150,054
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	181,220,118	181,220,118	181,220,118
LVIP Vanguard Domestic Equity ETF Fund - Service Class	30,165,354	30,165,354	30,165,354
LVIP Vanguard International Equity ETF Fund - Service Class	16,266,200	16,266,200	16,266,200
LVIP Wellington Capital Growth Fund - Service Class	457,300	457,300	457,300
LVIP Wellington SMID Cap Value Fund - Service Class	129,429	129,429	129,429
MFS® VIT Total Return Series - Initial Class	851,836	851,836	851,836
MFS® VIT Utilities Series - Initial Class	85,545,449	85,545,449	85,545,449
MFS® VIT Utilities Series - Service Class	36,756,516	36,756,516	36,756,516
MFS® VIT II Core Equity Portfolio - Initial Class	92,319	92,319	92,319
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	159,073	159,073	159,073
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	100,631	100,631	100,631
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	83,938	83,938	83,938
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	40,739	40,739	40,739
PIMCO VIT Total Return Portfolio - Administrative Class	15,752,294	15,752,294	15,752,294
Putnam VT Global Health Care Fund - Class IB	48,507	48,507	48,507
Templeton Global Bond VIP Fund - Class 2	1,314,291	1,314,291	1,314,291

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National Variable Annuity Account C

Statements of operations

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Discovery Value Portfolio - Class A	$4,231	$(4,584)	$(353)	$(281)
AB VPS International Value Portfolio - Class B	437	(754)	(317)	155
AB VPS Sustainable Global Thematic Portfolio - Class B	7,302	(250,437)	(243,135)	287,120
Allspring VT Discovery All Cap Growth Fund - Class 2	—	(1,458)	(1,458)	(2,913)
Allspring VT Small Cap Growth Fund - Class 2	—	(2,642)	(2,642)	(2,866)
American Century VP Inflation Protection Fund - Class II	109,553	(43,794)	65,759	(66,822)
American Century VP International Fund - Class I	491	(198)	293	3
American Funds Global Growth Fund - Class 2	1,003,853	(1,145,824)	(141,971)	1,894,881
American Funds Growth Fund - Class 2	3,084,243	(8,655,129)	(5,570,886)	13,879,552
American Funds Growth-Income Fund - Class 2	3,945,952	(2,974,553)	971,399	5,342,881
American Funds International Fund - Class 2	1,864,073	(1,477,466)	386,607	(1,127,805)
Delaware VIP® Emerging Markets Series - Service Class	13,662	(14,160)	(498)	(2,795)
Delaware VIP® Small Cap Value Series - Service Class	1,052,475	(1,653,932)	(601,457)	2,438,373
DWS Alternative Asset Allocation VIP Portfolio - Class A	89,994	(12,594)	77,400	(28,569)
DWS Alternative Asset Allocation VIP Portfolio - Class B	126,887	(19,504)	107,383	(24,517)
DWS Equity 500 Index VIP Portfolio - Class A	2,551	(1,027)	1,524	8,362
DWS Small Cap Index VIP Portfolio - Class A	6,121	(6,620)	(499)	(11,474)
Fidelity® VIP Contrafund® Portfolio - Service Class	734,238	(1,971,843)	(1,237,605)	6,861,070
Fidelity® VIP Contrafund® Portfolio - Service Class 2	227,706	(874,978)	(647,272)	2,145,950
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	111,843	(36,350)	75,493	(192,696)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	22,535	(7,628)	14,907	(6,949)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	198,539	(72,188)	126,351	(226,084)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	138,080	(55,435)	82,645	(106,926)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	145,745	(60,019)	85,726	(144,539)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	166,955	(69,470)	97,485	(63,345)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	85,196	(45,951)	39,245	(37,819)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	133,580	(69,966)	63,614	(7,664)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	34,001	(21,039)	12,962	(5,179)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	124,410	(83,336)	41,074	(5,725)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	14,873	(9,131)	5,742	(11,622)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	99,247	(72,632)	26,615	(10,493)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	12,730	(9,199)	3,531	(11,567)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	175,587	(133,850)	41,737	10,864
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	6,978	(5,190)	1,788	(12,766)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	43,841	(32,281)	11,560	(1,496)
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	8,656	(5,429)	3,227	(5,373)
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	52,309	(36,260)	16,049	(4,356)
Fidelity® VIP Growth Portfolio - Service Class	47,456	(1,268,376)	(1,220,920)	1,997,335
Fidelity® VIP Growth Portfolio - Service Class 2	1,805	(487,699)	(485,894)	449,384
Fidelity® VIP Mid Cap Portfolio - Service Class 2	5,708	(19,961)	(14,253)	5,383
Franklin Income VIP Fund - Class 2	51,503	(13,074)	38,429	(7,160)
Franklin Mutual Shares VIP Fund - Class 2	17,748	(12,678)	5,070	(12,101)
Invesco V.I. Core Equity Fund - Series I Shares	2	(3)	(1)	2
Invesco V.I. EQV International Equity Fund - Series I Shares	35	(226)	(191)	7
Janus Henderson Global Research Portfolio - Institutional Shares	4,746	(2,914)	1,832	6,360
LVIP Baron Growth Opportunities Fund - Service Class	—	(1,728,695)	(1,728,695)	8,013,038
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	216,879	(94,140)	122,739	151,392
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,799,074	(1,855,893)	2,943,181	3,214,574
LVIP BlackRock Global Allocation Fund - Service Class	633,165	(254,289)	378,876	(34,070)
LVIP BlackRock Global Allocation Fund - Standard Class	399,840	(161,993)	237,847	(52,996)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	119,256	(57,706)	61,550	(120,343)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	196,119	(94,542)	101,577	(496,731)
LVIP BlackRock Real Estate Fund - Service Class	138,428	(52,171)	86,257	(112,654)
LVIP BlackRock Real Estate Fund - Standard Class	142,367	(51,298)	91,069	(248,774)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	8,831	(52,058)	(43,227)	35,579
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	849,674	(2,125,049)	(1,275,375)	6,430,972
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	446	(11,713)	(11,267)	13,454
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	5,117	(19,482)	(14,365)	1,313
LVIP Delaware Bond Fund - Service Class	543,019	(190,883)	352,136	(236,872)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$33,320	$33,039	$28,240	$60,926
AB VPS International Value Portfolio - Class B	—	155	7,691	7,529
AB VPS Sustainable Global Thematic Portfolio - Class B	1,574,572	1,861,692	1,780,595	3,399,152
Allspring VT Discovery All Cap Growth Fund - Class 2	9,337	6,424	18,910	23,876
Allspring VT Small Cap Growth Fund - Class 2	—	(2,866)	12,767	7,259
American Century VP Inflation Protection Fund - Class II	—	(66,822)	65,425	64,362
American Century VP International Fund - Class I	—	3	3,678	3,974
American Funds Global Growth Fund - Class 2	8,741,355	10,636,236	11,168,344	21,662,609
American Funds Growth Fund - Class 2	48,526,268	62,405,820	211,251,252	268,086,186
American Funds Growth-Income Fund - Class 2	15,332,290	20,675,171	42,864,826	64,511,396
American Funds International Fund - Class 2	—	(1,127,805)	20,493,026	19,751,828
Delaware VIP® Emerging Markets Series - Service Class	—	(2,795)	123,986	120,693
Delaware VIP® Small Cap Value Series - Service Class	7,054,302	9,492,675	3,364,050	12,255,268
DWS Alternative Asset Allocation VIP Portfolio - Class A	12,008	(16,561)	1,781	62,620
DWS Alternative Asset Allocation VIP Portfolio - Class B	17,988	(6,529)	(14,337)	86,517
DWS Equity 500 Index VIP Portfolio - Class A	9,627	17,989	22,178	41,691
DWS Small Cap Index VIP Portfolio - Class A	13,121	1,647	79,054	80,202
Fidelity® VIP Contrafund® Portfolio - Service Class	6,750,070	13,611,140	40,610,124	52,983,659
Fidelity® VIP Contrafund® Portfolio - Service Class 2	3,215,160	5,361,110	19,294,188	24,008,026
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	27,462	(165,234)	462,064	372,323
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	4,855	(2,094)	65,862	78,675
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	—	(226,084)	952,982	853,249
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	—	(106,926)	628,296	604,015
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	—	(144,539)	752,198	693,385
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	—	(63,345)	834,971	869,111
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	9,342	(28,477)	641,984	652,752
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	12,623	4,959	944,482	1,013,055
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	28,198	23,019	310,009	345,990
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	97,465	91,740	1,210,936	1,343,750
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	11,228	(394)	142,983	148,331
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	101,893	91,400	1,075,807	1,193,822
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	13,145	1,578	147,427	152,536
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	190,300	201,164	1,953,353	2,196,254
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	4,610	(8,156)	96,409	90,041
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	35,978	34,482	484,992	531,034
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	5,742	369	93,970	97,566
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	39,629	35,273	568,399	619,721
Fidelity® VIP Growth Portfolio - Service Class	5,958,460	7,955,795	30,759,392	37,494,267
Fidelity® VIP Growth Portfolio - Service Class 2	2,382,420	2,831,804	12,011,548	14,357,458
Fidelity® VIP Mid Cap Portfolio - Service Class 2	42,882	48,265	157,901	191,913
Franklin Income VIP Fund - Class 2	62,439	55,279	(22,861)	70,847
Franklin Mutual Shares VIP Fund - Class 2	81,689	69,588	34,400	109,058
Invesco V.I. Core Equity Fund - Series I Shares	6	8	43	50
Invesco V.I. EQV International Equity Fund - Series I Shares	13	20	2,834	2,663
Janus Henderson Global Research Portfolio - Institutional Shares	14,358	20,718	95,335	117,885
LVIP Baron Growth Opportunities Fund - Service Class	2,656,513	10,669,551	17,184,004	26,124,860
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	672,528	823,920	(243,542)	703,117
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	13,707,999	16,922,573	(5,285,976)	14,579,778
LVIP BlackRock Global Allocation Fund - Service Class	—	(34,070)	2,559,679	2,904,485
LVIP BlackRock Global Allocation Fund - Standard Class	—	(52,996)	1,549,745	1,734,596
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(120,343)	268,239	209,446
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(496,731)	749,440	354,286
LVIP BlackRock Real Estate Fund - Service Class	—	(112,654)	587,540	561,143
LVIP BlackRock Real Estate Fund - Standard Class	—	(248,774)	714,621	556,916
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	—	35,579	1,456,944	1,449,296
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	6,430,972	54,481,066	59,636,663
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	7,894	21,348	162,689	172,770
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	12,512	13,825	289,781	289,241
LVIP Delaware Bond Fund - Service Class	—	(236,872)	724,419	839,683

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Bond Fund - Standard Class	$3,127,150	$(1,051,281)	$2,075,869	$(1,706,091)
LVIP Delaware Diversified Floating Rate Fund - Service Class	255,747	(59,650)	196,097	(2,797)
LVIP Delaware Diversified Income Fund - Service Class	1,236,522	(371,565)	864,957	(596,456)
LVIP Delaware Diversified Income Fund - Standard Class	1,794,473	(485,503)	1,308,970	(909,929)
LVIP Delaware High Yield Fund - Service Class	715,352	(109,922)	605,430	(207,410)
LVIP Delaware High Yield Fund - Standard Class	956,231	(147,258)	808,973	(517,201)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	38,464	(15,589)	22,875	(9,520)
LVIP Delaware Mid Cap Value Fund - Service Class	505,950	(384,459)	121,491	219,638
LVIP Delaware Mid Cap Value Fund - Standard Class	5,175,811	(3,263,788)	1,912,023	5,315,257
LVIP Delaware SMID Cap Core Fund - Service Class	281,420	(303,124)	(21,704)	(42,922)
LVIP Delaware SMID Cap Core Fund - Standard Class	2,119,119	(1,949,386)	169,733	1,364,177
LVIP Delaware Social Awareness Fund - Service Class	247,880	(364,095)	(116,215)	292,635
LVIP Delaware Social Awareness Fund - Standard Class	5,098,823	(5,129,749)	(30,926)	9,001,985
LVIP Delaware U.S. Growth Fund - Service Class	—	(4,408)	(4,408)	(3,123)
LVIP Delaware U.S. REIT Fund - Service Class	627,197	(203,466)	423,731	(19,316)
LVIP Delaware U.S. REIT Fund - Standard Class	1,865,517	(573,964)	1,291,553	(320,924)
LVIP Delaware Value Fund - Service Class	471,683	(345,528)	126,155	37,767
LVIP Delaware Value Fund - Standard Class	1,931,714	(1,141,349)	790,365	1,277,412
LVIP Delaware Wealth Builder Fund - Service Class	238,991	(93,562)	145,429	(189,855)
LVIP Delaware Wealth Builder Fund - Standard Class	1,688,124	(619,846)	1,068,278	(1,123,557)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	130,132	(129,693)	439	319,711
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	12,064,695	(9,054,023)	3,010,672	20,793,344
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	13,929	(11,616)	2,313	41,862
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	18,721	(12,140)	6,581	26,059
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	373,611	(124,492)	249,119	(209,177)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	427,921	(137,612)	290,309	(585,172)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	1,617	(705)	912	(81)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2,190	(1,626)	564	(218)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	10,016	(10,739)	(723)	(14,655)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	205,527	(119,977)	85,550	(144,556)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	121,291	(65,716)	55,575	(118,340)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	464,126	(299,298)	164,828	(235,735)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	165,023	(91,421)	73,602	(63,340)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	542,062	(341,092)	200,970	(205,302)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	214,089	(124,083)	90,006	(194,747)
LVIP Government Money Market Fund - Service Class	504,580	(115,047)	389,533	(1)
LVIP Government Money Market Fund - Standard Class	1,644,427	(356,574)	1,287,853	(12)
LVIP JPMorgan Retirement Income Fund - Service Class	247,515	(74,738)	172,777	(94,956)
LVIP JPMorgan Retirement Income Fund - Standard Class	3,998,912	(1,157,888)	2,841,024	(2,530,336)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	24,592	(18,728)	5,864	(1,390)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	23,382	(16,485)	6,897	(34,708)
LVIP MFS International Growth Fund - Service Class	3,582	(2,770)	812	6,616
LVIP MFS Value Fund - Service Class	20,704	(16,070)	4,634	82,553
LVIP Mondrian Global Income Fund - Service Class	—	(36,855)	(36,855)	(90,360)
LVIP Mondrian Global Income Fund - Standard Class	—	(21,516)	(21,516)	(71,255)
LVIP Mondrian International Value Fund - Service Class	556,206	(180,798)	375,408	(63,808)
LVIP Mondrian International Value Fund - Standard Class	3,326,220	(1,046,165)	2,280,055	770,137
LVIP SSGA Bond Index Fund - Service Class	113,688	(48,159)	65,529	(78,607)
LVIP SSGA Bond Index Fund - Standard Class	211,098	(64,073)	147,025	(266,046)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	231,829	(106,930)	124,899	(37,394)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	103,675	(42,795)	60,880	(26,599)
LVIP SSGA International Index Fund - Service Class	143,651	(51,359)	92,292	52,777
LVIP SSGA International Index Fund - Standard Class	114,077	(37,206)	76,871	58,317
LVIP SSGA International Managed Volatility Fund - Service Class	24,692	(8,775)	15,917	(1,116)
LVIP SSGA International Managed Volatility Fund - Standard Class	15,330	(5,997)	9,333	4,971
LVIP SSGA S&P 500 Index Fund - Service Class	1,689,271	(1,360,875)	328,396	3,473,276
LVIP SSGA S&P 500 Index Fund - Standard Class	5,526,133	(3,801,773)	1,724,360	14,432,728

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Bond Fund - Standard Class	$—	$(1,706,091)	$4,405,547	$4,775,325
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(2,797)	13,613	206,913
LVIP Delaware Diversified Income Fund - Service Class	—	(596,456)	1,270,262	1,538,763
LVIP Delaware Diversified Income Fund - Standard Class	—	(909,929)	1,866,931	2,265,972
LVIP Delaware High Yield Fund - Service Class	—	(207,410)	776,498	1,174,518
LVIP Delaware High Yield Fund - Standard Class	—	(517,201)	1,305,308	1,597,080
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	—	(9,520)	26,628	39,983
LVIP Delaware Mid Cap Value Fund - Service Class	3,166,492	3,386,130	127,602	3,635,223
LVIP Delaware Mid Cap Value Fund - Standard Class	26,299,020	31,614,277	(2,624,800)	30,901,500
LVIP Delaware SMID Cap Core Fund - Service Class	1,676,045	1,633,123	2,651,546	4,262,965
LVIP Delaware SMID Cap Core Fund - Standard Class	9,735,768	11,099,945	16,369,594	27,639,272
LVIP Delaware Social Awareness Fund - Service Class	2,751,287	3,043,922	6,130,699	9,058,406
LVIP Delaware Social Awareness Fund - Standard Class	37,503,782	46,505,767	82,814,121	129,288,962
LVIP Delaware U.S. Growth Fund - Service Class	—	(3,123)	110,659	103,128
LVIP Delaware U.S. REIT Fund - Service Class	—	(19,316)	1,790,120	2,194,535
LVIP Delaware U.S. REIT Fund - Standard Class	—	(320,924)	5,117,877	6,088,506
LVIP Delaware Value Fund - Service Class	1,543,775	1,581,542	(1,066,324)	641,373
LVIP Delaware Value Fund - Standard Class	5,198,238	6,475,650	(4,796,597)	2,469,418
LVIP Delaware Wealth Builder Fund - Service Class	—	(189,855)	809,831	765,405
LVIP Delaware Wealth Builder Fund - Standard Class	—	(1,123,557)	5,207,740	5,152,461
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	605,362	925,073	1,569,948	2,495,460
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	42,273,386	63,066,730	110,724,127	176,801,529
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	44,061	85,923	70,385	158,621
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	54,289	80,348	86,910	173,839
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	—	(209,177)	958,407	998,349
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	—	(585,172)	1,428,455	1,133,592
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	—	(81)	5,976	6,807
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	16,888	16,670	4,132	21,366
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	46,189	31,534	79,026	109,837
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	334,495	189,939	679,883	955,372
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	180,004	61,664	382,906	500,145
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	(235,735)	3,316,487	3,245,580
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(63,340)	994,485	1,004,747
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	—	(205,302)	3,291,355	3,287,023
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(194,747)	1,292,082	1,187,341
LVIP Government Money Market Fund - Service Class	—	(1)	1	389,533
LVIP Government Money Market Fund - Standard Class	—	(12)	12	1,287,853
LVIP JPMorgan Retirement Income Fund - Service Class	—	(94,956)	644,759	722,580
LVIP JPMorgan Retirement Income Fund - Standard Class	—	(2,530,336)	11,127,115	11,437,803
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	136,265	134,875	49,488	190,227
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	108,951	74,243	77,578	158,718
LVIP MFS International Growth Fund - Service Class	6,549	13,165	11,328	25,305
LVIP MFS Value Fund - Service Class	79,735	162,288	(80,181)	86,741
LVIP Mondrian Global Income Fund - Service Class	—	(90,360)	211,074	83,859
LVIP Mondrian Global Income Fund - Standard Class	—	(71,255)	168,222	75,451
LVIP Mondrian International Value Fund - Service Class	—	(63,808)	2,710,434	3,022,034
LVIP Mondrian International Value Fund - Standard Class	—	770,137	14,727,631	17,777,823
LVIP SSGA Bond Index Fund - Service Class	—	(78,607)	186,260	173,182
LVIP SSGA Bond Index Fund - Standard Class	—	(266,046)	457,608	338,587
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	—	(37,394)	1,091,555	1,179,060
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	(26,599)	454,628	488,909
LVIP SSGA International Index Fund - Service Class	—	52,777	592,063	737,132
LVIP SSGA International Index Fund - Standard Class	—	58,317	447,983	583,171
LVIP SSGA International Managed Volatility Fund - Service Class	—	(1,116)	113,637	128,438
LVIP SSGA International Managed Volatility Fund - Standard Class	—	4,971	71,385	85,689
LVIP SSGA S&P 500 Index Fund - Service Class	3,553,735	7,027,011	22,392,558	29,747,965
LVIP SSGA S&P 500 Index Fund - Standard Class	9,916,532	24,349,260	57,587,173	83,660,793

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Small-Cap Index Fund - Service Class	$168,758	$(165,821)	$2,937	$85,242
LVIP SSGA Small-Cap Index Fund - Standard Class	383,927	(310,158)	73,769	146,554
LVIP T. Rowe Price 2020 Fund - Service Class	172,122	(81,842)	90,280	(259,307)
LVIP T. Rowe Price 2020 Fund - Standard Class	178,945	(76,836)	102,109	(174,646)
LVIP T. Rowe Price 2030 Fund - Service Class	482,263	(269,352)	212,911	(177,087)
LVIP T. Rowe Price 2030 Fund - Standard Class	238,727	(115,938)	122,789	(54,888)
LVIP T. Rowe Price 2040 Fund - Service Class	488,499	(335,309)	153,190	77,397
LVIP T. Rowe Price 2040 Fund - Standard Class	58,388	(34,085)	24,303	4,364
LVIP T. Rowe Price 2050 Fund - Service Class	287,975	(217,425)	70,550	170,588
LVIP T. Rowe Price 2050 Fund - Standard Class	14,407	(8,977)	5,430	4,154
LVIP T. Rowe Price 2060 Fund - Service Class	17,761	(9,748)	8,013	(137)
LVIP T. Rowe Price 2060 Fund - Standard Class	6,431	(3,315)	3,116	(12,103)
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(7,199)	(7,199)	19,583
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(281,315)	(281,315)	131,616
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	55,387	(1,738,020)	(1,682,633)	3,369,070
LVIP Vanguard Domestic Equity ETF Fund - Service Class	305,453	(263,730)	41,723	1,004,142
LVIP Vanguard International Equity ETF Fund - Service Class	434,799	(151,928)	282,871	54,000
LVIP Wellington Capital Growth Fund - Service Class	—	(5,692)	(5,692)	(7,447)
LVIP Wellington SMID Cap Value Fund - Service Class	883	(1,991)	(1,108)	8,015
MFS® VIT Total Return Series - Initial Class	16,804	(10,265)	6,539	568
MFS® VIT Utilities Series - Initial Class	3,181,198	(931,048)	2,250,150	2,411,118
MFS® VIT Utilities Series - Service Class	1,272,440	(383,782)	888,658	395,163
MFS® VIT II Core Equity Portfolio - Initial Class	451	(829)	(378)	—
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(802)	(802)	(32)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,032	(1,107)	(75)	2,379
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	257	(407)	(150)	47
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	6,798	(432)	6,366	(1,069)
PIMCO VIT Total Return Portfolio - Administrative Class	515,935	(148,040)	367,895	(459,516)
Putnam VT Global Health Care Fund - Class IB	151	(480)	(329)	58
Templeton Global Bond VIP Fund - Class 2	—	(18,886)	(18,886)	(80,909)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Small-Cap Index Fund - Service Class	$176,066	$261,308	$2,088,208	$2,352,453
LVIP SSGA Small-Cap Index Fund - Standard Class	334,949	481,503	3,869,396	4,424,668
LVIP T. Rowe Price 2020 Fund - Service Class	309,447	50,140	786,654	927,074
LVIP T. Rowe Price 2020 Fund - Standard Class	284,871	110,225	673,459	885,793
LVIP T. Rowe Price 2030 Fund - Service Class	1,154,301	977,214	2,519,872	3,709,997
LVIP T. Rowe Price 2030 Fund - Standard Class	507,970	453,082	1,028,814	1,604,685
LVIP T. Rowe Price 2040 Fund - Service Class	1,311,098	1,388,495	3,920,429	5,462,114
LVIP T. Rowe Price 2040 Fund - Standard Class	130,700	135,064	384,613	543,980
LVIP T. Rowe Price 2050 Fund - Service Class	773,717	944,305	2,731,563	3,746,418
LVIP T. Rowe Price 2050 Fund - Standard Class	32,346	36,500	115,654	157,584
LVIP T. Rowe Price 2060 Fund - Service Class	18,702	18,565	143,937	170,515
LVIP T. Rowe Price 2060 Fund - Standard Class	5,846	(6,257)	58,514	55,373
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	19,583	203,077	215,461
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	131,616	5,211,321	5,061,622
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	3,369,070	29,791,879	31,478,316
LVIP Vanguard Domestic Equity ETF Fund - Service Class	174,045	1,178,187	4,459,675	5,679,585
LVIP Vanguard International Equity ETF Fund - Service Class	—	54,000	1,577,455	1,914,326
LVIP Wellington Capital Growth Fund - Service Class	6,823	(624)	129,128	122,812
LVIP Wellington SMID Cap Value Fund - Service Class	18,485	26,500	(8,905)	16,487
MFS® VIT Total Return Series - Initial Class	34,998	35,566	30,497	72,602
MFS® VIT Utilities Series - Initial Class	4,922,423	7,333,541	(12,845,089)	(3,261,398)
MFS® VIT Utilities Series - Service Class	2,134,334	2,529,497	(4,804,099)	(1,385,944)
MFS® VIT II Core Equity Portfolio - Initial Class	4,024	4,024	12,950	16,596
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(32)	24,519	23,685
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	5,208	7,587	2,904	10,416
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,215	1,262	16,308	17,420
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(1,069)	(9,289)	(3,992)
PIMCO VIT Total Return Portfolio - Administrative Class	—	(459,516)	833,108	741,487
Putnam VT Global Health Care Fund - Class IB	3,996	4,054	(143)	3,582
Templeton Global Bond VIP Fund - Class 2	—	(80,909)	111,055	11,260

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2022 and 2023

	AB VPS Discovery Value Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class B Subaccount	AB VPS Sustainable Global Thematic Portfolio - Class B Subaccount	Allspring VT Discovery All Cap Growth Fund - Class 2 Subaccount	Allspring VT Small Cap Growth Fund - Class 2 Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP International Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$540,894	$72,300	$36,966,911	$178,479	$399,893	$4,546,711	$43,664
Changes From Operations:
• Net investment income (loss)	(318)	1,854	(273,658)	(1,702)	(3,044)	143,872	308
• Net realized gain (loss) on investments	72,648	(369)	3,391,755	20,810	46,101	(15,424)	5,228
• Net change in unrealized appreciation or depreciation on investments	(158,593)	(12,309)	(13,291,517)	(79,716)	(180,744)	(744,383)	(16,545)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(86,263)	(10,824)	(10,173,420)	(60,608)	(137,687)	(615,935)	(11,009)
Changes From Unit Transactions:
• Net unit transactions	(51,946)	(1,063)	(2,243,094)	(38,952)	(25,425)	(536,945)	432
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(51,946)	(1,063)	(2,243,094)	(38,952)	(25,425)	(536,945)	432
TOTAL INCREASE (DECREASE) IN NET ASSETS	(138,209)	(11,887)	(12,416,514)	(99,560)	(163,112)	(1,152,880)	(10,577)
NET ASSETS AT DECEMBER 31, 2022	402,685	60,413	24,550,397	78,919	236,781	3,393,831	33,087
Changes From Operations:
• Net investment income (loss)	(353)	(317)	(243,135)	(1,458)	(2,642)	65,759	293
• Net realized gain (loss) on investments	33,039	155	1,861,692	6,424	(2,866)	(66,822)	3
• Net change in unrealized appreciation or depreciation on investments	28,240	7,691	1,780,595	18,910	12,767	65,425	3,678
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,926	7,529	3,399,152	23,876	7,259	64,362	3,974
Changes From Unit Transactions:
• Net unit transactions	(42,052)	(15,305)	(2,288,058)	(4,031)	5,295	(240,788)	436
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,052)	(15,305)	(2,288,058)	(4,031)	5,295	(240,788)	436
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,874	(7,776)	1,111,094	19,845	12,554	(176,426)	4,410
NET ASSETS AT DECEMBER 31, 2023	$421,559	$52,637	$25,661,491	$98,764	$249,335	$3,217,405	$37,497

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount
NET ASSETS AT JANUARY 1, 2022	$156,313,761	$1,188,811,197	$355,815,702	$190,917,534	$14,721,915	$17,141,682
Changes From Operations:
• Net investment income (loss)	(425,308)	(6,197,683)	692,031	1,061,820	(57,933)	(69,762)
• Net realized gain (loss) on investments	15,938,401	149,478,759	35,016,870	20,724,753	(719,347)	(2,149,168)
• Net change in unrealized appreciation or depreciation on investments	(54,892,067)	(497,343,001)	(96,406,199)	(62,378,728)	(858,883)	266,882
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,378,974)	(354,061,925)	(60,697,298)	(40,592,155)	(1,636,163)	(1,952,048)
Changes From Unit Transactions:
• Net unit transactions	(11,444,552)	(81,385,759)	(22,809,084)	(10,771,041)	(13,085,752)	(15,189,634)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,444,552)	(81,385,759)	(22,809,084)	(10,771,041)	(13,085,752)	(15,189,634)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,823,526)	(435,447,684)	(83,506,382)	(51,363,196)	(14,721,915)	(17,141,682)
NET ASSETS AT DECEMBER 31, 2022	105,490,235	753,363,513	272,309,320	139,554,338	—	—
Changes From Operations:
• Net investment income (loss)	(141,971)	(5,570,886)	971,399	386,607	—	—
• Net realized gain (loss) on investments	10,636,236	62,405,820	20,675,171	(1,127,805)	—	—
• Net change in unrealized appreciation or depreciation on investments	11,168,344	211,251,252	42,864,826	20,493,026	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,662,609	268,086,186	64,511,396	19,751,828	—	—
Changes From Unit Transactions:
• Net unit transactions	(9,940,965)	(73,350,157)	(25,241,445)	(12,848,591)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,940,965)	(73,350,157)	(25,241,445)	(12,848,591)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,721,644	194,736,029	39,269,951	6,903,237	—	—
NET ASSETS AT DECEMBER 31, 2023	$117,211,879	$948,099,542	$311,579,271	$146,457,575	$—	$—

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,583,570	$218,140,870	$1,567,692	$1,966,131	$239,939	$751,295	$268,698,330
Changes From Operations:
• Net investment income (loss)	31,625	(907,189)	106,717	114,985	1,319	(1,739)	(1,295,384)
• Net realized gain (loss) on investments	6,903	17,536,806	(6,969)	3,514	22,522	101,849	16,325,783
• Net change in unrealized appreciation or depreciation on investments	(487,883)	(44,806,252)	(243,850)	(297,368)	(65,004)	(257,686)	(85,889,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(449,355)	(28,176,635)	(144,102)	(178,869)	(41,163)	(157,576)	(70,859,105)
Changes From Unit Transactions:
• Net unit transactions	(49,734)	(17,813,548)	(131,873)	139,004	(27,578)	(57,167)	(22,972,470)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(49,734)	(17,813,548)	(131,873)	139,004	(27,578)	(57,167)	(22,972,470)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(499,089)	(45,990,183)	(275,975)	(39,865)	(68,741)	(214,743)	(93,831,575)
NET ASSETS AT DECEMBER 31, 2022	1,084,481	172,150,687	1,291,717	1,926,266	171,198	536,552	174,866,755
Changes From Operations:
• Net investment income (loss)	(498)	(601,457)	77,400	107,383	1,524	(499)	(1,237,605)
• Net realized gain (loss) on investments	(2,795)	9,492,675	(16,561)	(6,529)	17,989	1,647	13,611,140
• Net change in unrealized appreciation or depreciation on investments	123,986	3,364,050	1,781	(14,337)	22,178	79,054	40,610,124
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	120,693	12,255,268	62,620	86,517	41,691	80,202	52,983,659
Changes From Unit Transactions:
• Net unit transactions	(161,474)	(18,225,751)	(145,067)	(59,210)	(26,775)	(36,331)	(23,194,741)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(161,474)	(18,225,751)	(145,067)	(59,210)	(26,775)	(36,331)	(23,194,741)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,781)	(5,970,483)	(82,447)	27,307	14,916	43,871	29,788,918
NET ASSETS AT DECEMBER 31, 2023	$1,043,700	$166,180,204	$1,209,270	$1,953,573	$186,114	$580,423	$204,655,673
See accompanying notes.

	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$117,731,527	$5,071,663	$1,371,641	$9,640,840	$5,521,350	$5,308,672
Changes From Operations:
• Net investment income (loss)	(663,991)	39,998	8,826	82,534	42,705	40,917
• Net realized gain (loss) on investments	6,747,129	367,321	32,035	449,878	257,121	164,682
• Net change in unrealized appreciation or depreciation on investments	(37,356,163)	(1,240,944)	(224,303)	(2,265,968)	(1,301,319)	(1,149,197)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,273,025)	(833,625)	(183,442)	(1,733,556)	(1,001,493)	(943,598)
Changes From Unit Transactions:
• Net unit transactions	(7,911,449)	(377,123)	(540,223)	(50,706)	677,578	103,052
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,911,449)	(377,123)	(540,223)	(50,706)	677,578	103,052
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,184,474)	(1,210,748)	(723,665)	(1,784,262)	(323,915)	(840,546)
NET ASSETS AT DECEMBER 31, 2022	78,547,053	3,860,915	647,976	7,856,578	5,197,435	4,468,126
Changes From Operations:
• Net investment income (loss)	(647,272)	75,493	14,907	126,351	82,645	85,726
• Net realized gain (loss) on investments	5,361,110	(165,234)	(2,094)	(226,084)	(106,926)	(144,539)
• Net change in unrealized appreciation or depreciation on investments	19,294,188	462,064	65,862	952,982	628,296	752,198
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,008,026	372,323	78,675	853,249	604,015	693,385
Changes From Unit Transactions:
• Net unit transactions	(6,512,899)	(769,792)	98,897	(1,621,490)	(375,004)	1,425,189
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,512,899)	(769,792)	98,897	(1,621,490)	(375,004)	1,425,189
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,495,127	(397,469)	177,572	(768,241)	229,011	2,118,574
NET ASSETS AT DECEMBER 31, 2023	$96,042,180	$3,463,446	$825,548	$7,088,337	$5,426,446	$6,586,700

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$5,282,217	$4,964,350	$5,423,258	$2,119,893	$5,638,186	$783,572	$5,040,188
Changes From Operations:
• Net investment income (loss)	41,788	29,765	30,545	11,428	29,514	3,980	25,812
• Net realized gain (loss) on investments	268,850	317,283	334,424	125,226	402,049	57,615	360,718
• Net change in unrealized appreciation or depreciation on investments	(1,325,145)	(1,300,452)	(1,435,801)	(562,237)	(1,588,757)	(217,408)	(1,487,206)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,014,507)	(953,404)	(1,070,832)	(425,583)	(1,157,194)	(155,813)	(1,100,676)
Changes From Unit Transactions:
• Net unit transactions	1,491,138	356,815	1,326,144	117,945	1,766,168	68,203	1,841,416
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,491,138	356,815	1,326,144	117,945	1,766,168	68,203	1,841,416
TOTAL INCREASE (DECREASE) IN NET ASSETS	476,631	(596,589)	255,312	(307,638)	608,974	(87,610)	740,740
NET ASSETS AT DECEMBER 31, 2022	5,758,848	4,367,761	5,678,570	1,812,255	6,247,160	695,962	5,780,928
Changes From Operations:
• Net investment income (loss)	97,485	39,245	63,614	12,962	41,074	5,742	26,615
• Net realized gain (loss) on investments	(63,345)	(28,477)	4,959	23,019	91,740	(394)	91,400
• Net change in unrealized appreciation or depreciation on investments	834,971	641,984	944,482	310,009	1,210,936	142,983	1,075,807
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	869,111	652,752	1,013,055	345,990	1,343,750	148,331	1,193,822
Changes From Unit Transactions:
• Net unit transactions	1,820,754	(161,355)	1,812,265	318,865	2,606,004	372,734	1,767,077
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,820,754	(161,355)	1,812,265	318,865	2,606,004	372,734	1,767,077
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,689,865	491,397	2,825,320	664,855	3,949,754	521,065	2,960,899
NET ASSETS AT DECEMBER 31, 2023	$8,448,713	$4,859,158	$8,503,890	$2,477,110	$10,196,914	$1,217,027	$8,741,827

See accompanying notes.

	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,073,249	$11,207,844	$601,008	$1,531,336	$564,718	$1,736,039
Changes From Operations:
• Net investment income (loss)	4,392	51,103	326	10,538	939	12,677
• Net realized gain (loss) on investments	49,424	787,804	(2,659)	70,786	5,052	96,294
• Net change in unrealized appreciation or depreciation on investments	(254,149)	(3,105,338)	(85,950)	(401,879)	(106,344)	(486,995)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(200,333)	(2,266,431)	(88,283)	(320,555)	(100,353)	(378,024)
Changes From Unit Transactions:
• Net unit transactions	(77,732)	2,238,816	(209,276)	1,145,542	(58,356)	1,338,898
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(77,732)	2,238,816	(209,276)	1,145,542	(58,356)	1,338,898
TOTAL INCREASE (DECREASE) IN NET ASSETS	(278,065)	(27,615)	(297,559)	824,987	(158,709)	960,874
NET ASSETS AT DECEMBER 31, 2022	795,184	11,180,229	303,449	2,356,323	406,009	2,696,913
Changes From Operations:
• Net investment income (loss)	3,531	41,737	1,788	11,560	3,227	16,049
• Net realized gain (loss) on investments	1,578	201,164	(8,156)	34,482	369	35,273
• Net change in unrealized appreciation or depreciation on investments	147,427	1,953,353	96,409	484,992	93,970	568,399
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	152,536	2,196,254	90,041	531,034	97,566	619,721
Changes From Unit Transactions:
• Net unit transactions	36,668	1,828,644	189,872	1,131,693	209,586	1,385,680
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,668	1,828,644	189,872	1,131,693	209,586	1,385,680
TOTAL INCREASE (DECREASE) IN NET ASSETS	189,204	4,024,898	279,913	1,662,727	307,152	2,005,401
NET ASSETS AT DECEMBER 31, 2023	$984,388	$15,205,127	$583,362	$4,019,050	$713,161	$4,702,314

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. EQV International Equity Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$160,658,037	$56,495,923	$2,194,192	$1,265,401	$1,276,935	$274	$36,460
Changes From Operations:
• Net investment income (loss)	(625,847)	(301,116)	(17,512)	38,974	5,250	(1)	32
• Net realized gain (loss) on investments	11,878,663	3,814,065	145,308	38,750	119,305	39	3,249
• Net change in unrealized appreciation or depreciation on investments	(50,673,435)	(17,803,132)	(463,449)	(155,602)	(230,098)	(95)	(9,743)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,420,619)	(14,290,183)	(335,653)	(77,878)	(105,543)	(57)	(6,462)
Changes From Unit Transactions:
• Net unit transactions	(11,118,860)	(437,649)	(291,815)	(153,701)	(196,359)	—	(13,978)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,118,860)	(437,649)	(291,815)	(153,701)	(196,359)	—	(13,978)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,539,479)	(14,727,832)	(627,468)	(231,579)	(301,902)	(57)	(20,440)
NET ASSETS AT DECEMBER 31, 2022	110,118,558	41,768,091	1,566,724	1,033,822	975,033	217	16,020
Changes From Operations:
• Net investment income (loss)	(1,220,920)	(485,894)	(14,253)	38,429	5,070	(1)	(191)
• Net realized gain (loss) on investments	7,955,795	2,831,804	48,265	55,279	69,588	8	20
• Net change in unrealized appreciation or depreciation on investments	30,759,392	12,011,548	157,901	(22,861)	34,400	43	2,834
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,494,267	14,357,458	191,913	70,847	109,058	50	2,663
Changes From Unit Transactions:
• Net unit transactions	(5,959,438)	(438,099)	(197,665)	(93,399)	(112,659)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,959,438)	(438,099)	(197,665)	(93,399)	(112,659)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,534,829	13,919,359	(5,752)	(22,552)	(3,601)	50	2,663
NET ASSETS AT DECEMBER 31, 2023	$141,653,387	$55,687,450	$1,560,972	$1,011,270	$971,432	$267	$18,683

See accompanying notes.

	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$586,105	$242,857,066	$14,516,057	$3,823,862	$9,109,939	$211,681,281
Changes From Operations:
• Net investment income (loss)	2,317	(1,793,170)	58,115	18,360	110,661	2,475,246
• Net realized gain (loss) on investments	61,094	22,295,792	(2,922,552)	(787,268)	1,128,579	23,485,986
• Net change in unrealized appreciation or depreciation on investments	(177,902)	(84,286,348)	989,803	284,278	(1,579,602)	(32,849,082)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(114,491)	(63,783,726)	(1,874,634)	(484,630)	(340,362)	(6,887,850)
Changes From Unit Transactions:
• Net unit transactions	(14,515)	(16,269,306)	(12,641,423)	(3,339,232)	1,184,000	(14,713,401)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,515)	(16,269,306)	(12,641,423)	(3,339,232)	1,184,000	(14,713,401)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(129,006)	(80,053,032)	(14,516,057)	(3,823,862)	843,638	(21,601,251)
NET ASSETS AT DECEMBER 31, 2022	457,099	162,804,034	—	—	9,953,577	190,080,030
Changes From Operations:
• Net investment income (loss)	1,832	(1,728,695)	—	—	122,739	2,943,181
• Net realized gain (loss) on investments	20,718	10,669,551	—	—	823,920	16,922,573
• Net change in unrealized appreciation or depreciation on investments	95,335	17,184,004	—	—	(243,542)	(5,285,976)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	117,885	26,124,860	—	—	703,117	14,579,778
Changes From Unit Transactions:
• Net unit transactions	(15,754)	(14,874,016)	—	—	(1,369,434)	(17,467,533)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,754)	(14,874,016)	—	—	(1,369,434)	(17,467,533)
TOTAL INCREASE (DECREASE) IN NET ASSETS	102,131	11,250,844	—	—	(666,317)	(2,887,755)
NET ASSETS AT DECEMBER 31, 2023	$559,230	$174,054,878	$—	$—	$9,287,260	$187,192,275

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP BlackRock Global Allocation Fund - Service Class Subaccount	LVIP BlackRock Global Allocation Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Real Estate Fund - Service Class Subaccount	LVIP BlackRock Real Estate Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$—	$5,929,232	$11,117,183	$6,503,702	$7,954,162	$6,311,459
Changes From Operations:
• Net investment income (loss)	(84,975)	(39,696)	482,809	873,127	18,694	30,351	(47,952)
• Net realized gain (loss) on investments	578,124	340,194	(49,380)	(114,996)	105,538	57,857	777,408
• Net change in unrealized appreciation or depreciation on investments	(1,646,707)	(1,114,161)	(806,032)	(1,390,039)	(2,069,261)	(2,326,368)	(2,424,143)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,153,558)	(813,663)	(372,603)	(631,908)	(1,945,029)	(2,238,160)	(1,694,687)
Changes From Unit Transactions:
• Net unit transactions	25,937,545	16,091,542	287,707	(175,630)	289,109	(519,253)	(187,877)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	25,937,545	16,091,542	287,707	(175,630)	289,109	(519,253)	(187,877)
TOTAL INCREASE (DECREASE) IN NET ASSETS	24,783,987	15,277,879	(84,896)	(807,538)	(1,655,920)	(2,757,413)	(1,882,564)
NET ASSETS AT DECEMBER 31, 2022	24,783,987	15,277,879	5,844,336	10,309,645	4,847,782	5,196,749	4,428,895
Changes From Operations:
• Net investment income (loss)	378,876	237,847	61,550	101,577	86,257	91,069	(43,227)
• Net realized gain (loss) on investments	(34,070)	(52,996)	(120,343)	(496,731)	(112,654)	(248,774)	35,579
• Net change in unrealized appreciation or depreciation on investments	2,559,679	1,549,745	268,239	749,440	587,540	714,621	1,456,944
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,904,485	1,734,596	209,446	354,286	561,143	556,916	1,449,296
Changes From Unit Transactions:
• Net unit transactions	(1,895,609)	(2,291,103)	(477,398)	(2,484,802)	84,087	(527,119)	57,950
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,895,609)	(2,291,103)	(477,398)	(2,484,802)	84,087	(527,119)	57,950
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,008,876	(556,507)	(267,952)	(2,130,516)	645,230	29,797	1,507,246
NET ASSETS AT DECEMBER 31, 2023	$25,792,863	$14,721,372	$5,576,384	$8,179,129	$5,493,012	$5,226,546	$5,936,141

See accompanying notes.

	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$283,492,570	$1,555,950	$2,621,653	$23,347,147	$139,400,872	$4,933,983
Changes From Operations:
• Net investment income (loss)	(2,176,254)	(12,471)	(19,949)	356,916	2,386,015	52,302
• Net realized gain (loss) on investments	36,818,996	119,500	181,847	(251,642)	(1,018,191)	(32,323)
• Net change in unrealized appreciation or depreciation on investments	(111,004,385)	(488,976)	(789,231)	(3,523,678)	(21,130,008)	(80,026)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,361,643)	(381,947)	(627,333)	(3,418,404)	(19,762,184)	(60,047)
Changes From Unit Transactions:
• Net unit transactions	(17,793,851)	(97,502)	(140,769)	(1,113,304)	(12,499,968)	62,325
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(17,793,851)	(97,502)	(140,769)	(1,113,304)	(12,499,968)	62,325
TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,155,494)	(479,449)	(768,102)	(4,531,708)	(32,262,152)	2,278
NET ASSETS AT DECEMBER 31, 2022	189,337,076	1,076,501	1,853,551	18,815,439	107,138,720	4,936,261
Changes From Operations:
• Net investment income (loss)	(1,275,375)	(11,267)	(14,365)	352,136	2,075,869	196,097
• Net realized gain (loss) on investments	6,430,972	21,348	13,825	(236,872)	(1,706,091)	(2,797)
• Net change in unrealized appreciation or depreciation on investments	54,481,066	162,689	289,781	724,419	4,405,547	13,613
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,636,663	172,770	289,241	839,683	4,775,325	206,913
Changes From Unit Transactions:
• Net unit transactions	(17,666,010)	(65,958)	(218,615)	(81,193)	(11,487,986)	54,383
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(17,666,010)	(65,958)	(218,615)	(81,193)	(11,487,986)	54,383
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,970,653	106,812	70,626	758,490	(6,712,661)	261,296
NET ASSETS AT DECEMBER 31, 2023	$231,307,729	$1,183,313	$1,924,177	$19,573,929	$100,426,059	$5,197,557

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Delaware Diversified Income Fund - Service Class Subaccount	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Service Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Service Class Subaccount	LVIP Delaware Mid Cap Value Fund - Service Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$44,218,596	$63,276,475	$12,857,813	$18,808,738	$2,176,133	$46,069,631	$412,585,360
Changes From Operations:
• Net investment income (loss)	675,490	1,136,059	547,626	802,287	8,564	67,816	1,649,428
• Net realized gain (loss) on investments	(504,232)	(480,416)	(253,410)	(493,732)	(46,112)	1,737,898	18,449,416
• Net change in unrealized appreciation or depreciation on investments	(6,668,181)	(9,695,887)	(1,882,452)	(2,512,704)	(67,837)	(6,422,605)	(59,909,643)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,496,923)	(9,040,244)	(1,588,236)	(2,204,149)	(105,385)	(4,616,891)	(39,810,799)
Changes From Unit Transactions:
• Net unit transactions	(3,728,696)	(5,984,281)	(647,183)	(1,870,419)	(822,932)	(2,044,943)	(33,045,645)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,728,696)	(5,984,281)	(647,183)	(1,870,419)	(822,932)	(2,044,943)	(33,045,645)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,225,619)	(15,024,525)	(2,235,419)	(4,074,568)	(928,317)	(6,661,834)	(72,856,444)
NET ASSETS AT DECEMBER 31, 2022	33,992,977	48,251,950	10,622,394	14,734,170	1,247,816	39,407,797	339,728,916
Changes From Operations:
• Net investment income (loss)	864,957	1,308,970	605,430	808,973	22,875	121,491	1,912,023
• Net realized gain (loss) on investments	(596,456)	(909,929)	(207,410)	(517,201)	(9,520)	3,386,130	31,614,277
• Net change in unrealized appreciation or depreciation on investments	1,270,262	1,866,931	776,498	1,305,308	26,628	127,602	(2,624,800)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,538,763	2,265,972	1,174,518	1,597,080	39,983	3,635,223	30,901,500
Changes From Unit Transactions:
• Net unit transactions	(1,849,740)	(4,919,447)	(259,453)	(1,595,447)	(90,207)	(2,693,154)	(40,028,746)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,849,740)	(4,919,447)	(259,453)	(1,595,447)	(90,207)	(2,693,154)	(40,028,746)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(310,977)	(2,653,475)	915,065	1,633	(50,224)	942,069	(9,127,246)
NET ASSETS AT DECEMBER 31, 2023	$33,682,000	$45,598,475	$11,537,459	$14,735,803	$1,197,592	$40,349,866	$330,601,670

See accompanying notes.

	LVIP Delaware SMID Cap Core Fund - Service Class Subaccount	LVIP Delaware SMID Cap Core Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware U.S. Growth Fund - Service Class Subaccount	LVIP Delaware U.S. REIT Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$36,279,802	$244,447,153	$42,063,579	$648,071,156	$262,471	$28,619,633
Changes From Operations:
• Net investment income (loss)	(255,898)	(1,177,515)	(71,745)	527,674	(3,194)	429,433
• Net realized gain (loss) on investments	946,874	7,289,882	4,250,184	67,650,023	36,981	185,893
• Net change in unrealized appreciation or depreciation on investments	(6,035,992)	(41,208,978)	(12,855,074)	(198,357,134)	(107,059)	(8,038,354)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,345,016)	(35,096,611)	(8,676,635)	(130,179,437)	(73,272)	(7,423,028)
Changes From Unit Transactions:
• Net unit transactions	(1,423,746)	(16,611,924)	(1,143,446)	(47,187,880)	(18,947)	(863,745)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,423,746)	(16,611,924)	(1,143,446)	(47,187,880)	(18,947)	(863,745)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,768,762)	(51,708,535)	(9,820,081)	(177,367,317)	(92,219)	(8,286,773)
NET ASSETS AT DECEMBER 31, 2022	29,511,040	192,738,618	32,243,498	470,703,839	170,252	20,332,860
Changes From Operations:
• Net investment income (loss)	(21,704)	169,733	(116,215)	(30,926)	(4,408)	423,731
• Net realized gain (loss) on investments	1,633,123	11,099,945	3,043,922	46,505,767	(3,123)	(19,316)
• Net change in unrealized appreciation or depreciation on investments	2,651,546	16,369,594	6,130,699	82,814,121	110,659	1,790,120
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,262,965	27,639,272	9,058,406	129,288,962	103,128	2,194,535
Changes From Unit Transactions:
• Net unit transactions	(1,670,041)	(19,509,073)	(1,279,227)	(50,776,875)	224,258	(1,154,738)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,670,041)	(19,509,073)	(1,279,227)	(50,776,875)	224,258	(1,154,738)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,592,924	8,130,199	7,779,179	78,512,087	327,386	1,039,797
NET ASSETS AT DECEMBER 31, 2023	$32,103,964	$200,868,817	$40,022,677	$549,215,926	$497,638	$21,372,657

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Delaware U.S. REIT Fund - Standard Class Subaccount	LVIP Delaware Value Fund - Service Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$87,846,470	$38,798,491	$143,133,359	$11,780,896	$77,315,723	$15,873,791	$1,135,541,240
Changes From Operations:
• Net investment income (loss)	1,405,682	192,322	1,092,621	94,277	804,209	1,545	3,012,408
• Net realized gain (loss) on investments	721,290	2,932,344	11,491,299	301,690	2,827,645	982,398	67,072,080
• Net change in unrealized appreciation or depreciation on investments	(24,241,453)	(4,867,213)	(18,611,816)	(1,789,787)	(12,793,736)	(3,520,823)	(249,160,310)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,114,481)	(1,742,547)	(6,027,896)	(1,393,820)	(9,161,882)	(2,536,880)	(179,075,822)
Changes From Unit Transactions:
• Net unit transactions	(7,429,744)	(471,623)	(8,844,154)	(1,114,558)	(5,196,188)	(905,567)	(89,471,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,429,744)	(471,623)	(8,844,154)	(1,114,558)	(5,196,188)	(905,567)	(89,471,145)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,544,225)	(2,214,170)	(14,872,050)	(2,508,378)	(14,358,070)	(3,442,447)	(268,546,967)
NET ASSETS AT DECEMBER 31, 2022	58,302,245	36,584,321	128,261,309	9,272,518	62,957,653	12,431,344	866,994,273
Changes From Operations:
• Net investment income (loss)	1,291,553	126,155	790,365	145,429	1,068,278	439	3,010,672
• Net realized gain (loss) on investments	(320,924)	1,581,542	6,475,650	(189,855)	(1,123,557)	925,073	63,066,730
• Net change in unrealized appreciation or depreciation on investments	5,117,877	(1,066,324)	(4,796,597)	809,831	5,207,740	1,569,948	110,724,127
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,088,506	641,373	2,469,418	765,405	5,152,461	2,495,460	176,801,529
Changes From Unit Transactions:
• Net unit transactions	(6,349,029)	(2,795,618)	(14,808,223)	(420,700)	(6,024,854)	(1,419,276)	(91,902,898)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,349,029)	(2,795,618)	(14,808,223)	(420,700)	(6,024,854)	(1,419,276)	(91,902,898)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(260,523)	(2,154,245)	(12,338,805)	344,705	(872,393)	1,076,184	84,898,631
NET ASSETS AT DECEMBER 31, 2023	$58,041,722	$34,430,076	$115,922,504	$9,617,223	$62,085,260	$13,507,528	$951,892,904

See accompanying notes.

	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,129,978	$1,312,432	$12,389,215	$16,642,488	$62,778	$209,389
Changes From Operations:
• Net investment income (loss)	2,435	6,482	1,079,646	1,298,822	3,100	1,811
• Net realized gain (loss) on investments	71,709	89,032	(158,250)	(406,742)	(69)	14,416
• Net change in unrealized appreciation or depreciation on investments	(227,328)	(260,606)	(2,564,963)	(2,967,149)	(7,809)	(35,397)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(153,184)	(165,092)	(1,643,567)	(2,075,069)	(4,778)	(19,170)
Changes From Unit Transactions:
• Net unit transactions	55,877	(49,992)	803,854	(1,053,553)	(7,581)	(63,627)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	55,877	(49,992)	803,854	(1,053,553)	(7,581)	(63,627)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,307)	(215,084)	(839,713)	(3,128,622)	(12,359)	(82,797)
NET ASSETS AT DECEMBER 31, 2022	1,032,671	1,097,348	11,549,502	13,513,866	50,419	126,592
Changes From Operations:
• Net investment income (loss)	2,313	6,581	249,119	290,309	912	564
• Net realized gain (loss) on investments	85,923	80,348	(209,177)	(585,172)	(81)	16,670
• Net change in unrealized appreciation or depreciation on investments	70,385	86,910	958,407	1,428,455	5,976	4,132
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	158,621	173,839	998,349	1,133,592	6,807	21,366
Changes From Unit Transactions:
• Net unit transactions	(116,488)	(48,391)	249,086	(1,280,334)	(16,057)	21,084
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(116,488)	(48,391)	249,086	(1,280,334)	(16,057)	21,084
TOTAL INCREASE (DECREASE) IN NET ASSETS	42,133	125,448	1,247,435	(146,742)	(9,250)	42,450
NET ASSETS AT DECEMBER 31, 2023	$1,074,804	$1,222,796	$12,796,937	$13,367,124	$41,169	$169,042

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,116,397	$15,338,169	$8,657,007	$37,634,601	$12,742,813	$42,385,360	$17,299,970
Changes From Operations:
• Net investment income (loss)	18,601	169,568	102,184	368,096	128,465	473,140	210,210
• Net realized gain (loss) on investments	37,519	885,794	472,342	2,842,090	915,648	2,969,283	1,135,926
• Net change in unrealized appreciation or depreciation on investments	(212,472)	(3,516,744)	(1,969,886)	(10,561,981)	(3,429,737)	(11,179,343)	(4,441,632)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(156,352)	(2,461,382)	(1,395,360)	(7,351,795)	(2,385,624)	(7,736,920)	(3,095,496)
Changes From Unit Transactions:
• Net unit transactions	(75,124)	(1,080,387)	(938,033)	(1,327,577)	(1,657,177)	(1,713,660)	(1,473,941)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(75,124)	(1,080,387)	(938,033)	(1,327,577)	(1,657,177)	(1,713,660)	(1,473,941)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(231,476)	(3,541,769)	(2,333,393)	(8,679,372)	(4,042,801)	(9,450,580)	(4,569,437)
NET ASSETS AT DECEMBER 31, 2022	884,921	11,796,400	6,323,614	28,955,229	8,700,012	32,934,780	12,730,533
Changes From Operations:
• Net investment income (loss)	(723)	85,550	55,575	164,828	73,602	200,970	90,006
• Net realized gain (loss) on investments	31,534	189,939	61,664	(235,735)	(63,340)	(205,302)	(194,747)
• Net change in unrealized appreciation or depreciation on investments	79,026	679,883	382,906	3,316,487	994,485	3,291,355	1,292,082
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	109,837	955,372	500,145	3,245,580	1,004,747	3,287,023	1,187,341
Changes From Unit Transactions:
• Net unit transactions	(235,779)	(584,118)	(574,667)	(2,872,340)	(669,213)	(2,611,710)	(2,388,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(235,779)	(584,118)	(574,667)	(2,872,340)	(669,213)	(2,611,710)	(2,388,896)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(125,942)	371,254	(74,522)	373,240	335,534	675,313	(1,201,555)
NET ASSETS AT DECEMBER 31, 2023	$758,979	$12,167,654	$6,249,092	$29,328,469	$9,035,546	$33,610,093	$11,528,978

See accompanying notes.

	LVIP Government Money Market Fund - Service Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$9,851,057	$30,926,925	$7,530,064	$145,866,081	$2,091,254	$2,282,950
Changes From Operations:
• Net investment income (loss)	17,778	116,250	61,850	1,177,117	2,558	6,203
• Net realized gain (loss) on investments	8	15	77,120	1,461,055	273,753	265,554
• Net change in unrealized appreciation or depreciation on investments	2	15	(1,245,117)	(22,885,280)	(486,045)	(498,407)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,788	116,280	(1,106,147)	(20,247,108)	(209,734)	(226,650)
Changes From Unit Transactions:
• Net unit transactions	1,663,854	4,498,816	822,930	(10,009,826)	(84,412)	(344,151)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,663,854	4,498,816	822,930	(10,009,826)	(84,412)	(344,151)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,681,642	4,615,096	(283,217)	(30,256,934)	(294,146)	(570,801)
NET ASSETS AT DECEMBER 31, 2022	11,532,699	35,542,021	7,246,847	115,609,147	1,797,108	1,712,149
Changes From Operations:
• Net investment income (loss)	389,533	1,287,853	172,777	2,841,024	5,864	6,897
• Net realized gain (loss) on investments	(1)	(12)	(94,956)	(2,530,336)	134,875	74,243
• Net change in unrealized appreciation or depreciation on investments	1	12	644,759	11,127,115	49,488	77,578
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	389,533	1,287,853	722,580	11,437,803	190,227	158,718
Changes From Unit Transactions:
• Net unit transactions	(365,865)	(1,669,042)	(263,948)	(11,822,107)	(1,796)	(277,798)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(365,865)	(1,669,042)	(263,948)	(11,822,107)	(1,796)	(277,798)
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,668	(381,189)	458,632	(384,304)	188,431	(119,080)
NET ASSETS AT DECEMBER 31, 2023	$11,556,367	$35,160,832	$7,705,479	$115,224,843	$1,985,539	$1,593,069

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP MFS International Growth Fund - Service Class Subaccount	LVIP MFS Value Fund - Service Class Subaccount	LVIP Mondrian Global Income Fund - Service Class Subaccount	LVIP Mondrian Global Income Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$307,023	$1,594,911	$4,316,000	$3,032,171	$17,935,132	$121,303,444	$5,833,359
Changes From Operations:
• Net investment income (loss)	(1,590)	5,929	(41,100)	(25,227)	265,628	1,823,749	34,175
• Net realized gain (loss) on investments	24,090	178,360	(97,719)	(88,913)	(123,100)	145,756	(199,837)
• Net change in unrealized appreciation or depreciation on investments	(76,061)	(294,794)	(539,369)	(331,354)	(2,288,690)	(15,905,628)	(667,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(53,561)	(110,505)	(678,188)	(445,494)	(2,146,162)	(13,936,123)	(833,503)
Changes From Unit Transactions:
• Net unit transactions	(44,077)	(48,358)	(302,577)	(498,991)	423,152	(9,011,384)	(596,871)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(44,077)	(48,358)	(302,577)	(498,991)	423,152	(9,011,384)	(596,871)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,638)	(158,863)	(980,765)	(944,485)	(1,723,010)	(22,947,507)	(1,430,374)
NET ASSETS AT DECEMBER 31, 2022	209,385	1,436,048	3,335,235	2,087,686	16,212,122	98,355,937	4,402,985
Changes From Operations:
• Net investment income (loss)	812	4,634	(36,855)	(21,516)	375,408	2,280,055	65,529
• Net realized gain (loss) on investments	13,165	162,288	(90,360)	(71,255)	(63,808)	770,137	(78,607)
• Net change in unrealized appreciation or depreciation on investments	11,328	(80,181)	211,074	168,222	2,710,434	14,727,631	186,260
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,305	86,741	83,859	75,451	3,022,034	17,777,823	173,182
Changes From Unit Transactions:
• Net unit transactions	(36,321)	(158,545)	(69,063)	97,905	14,831	(10,255,060)	76,096
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,321)	(158,545)	(69,063)	97,905	14,831	(10,255,060)	76,096
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,016)	(71,804)	14,796	173,356	3,036,865	7,522,763	249,278
NET ASSETS AT DECEMBER 31, 2023	$198,369	$1,364,244	$3,350,031	$2,261,042	$19,248,987	$105,878,700	$4,652,263

See accompanying notes.

	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$8,554,655	$12,323,155	$5,157,030	$5,545,208	$4,693,106	$1,153,221
Changes From Operations:
• Net investment income (loss)	69,510	268,068	119,472	148,332	129,733	23,441
• Net realized gain (loss) on investments	(231,694)	172,083	58,995	34,699	(3,258)	(2,954)
• Net change in unrealized appreciation or depreciation on investments	(990,264)	(2,320,896)	(939,334)	(1,017,162)	(859,775)	(210,825)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,152,448)	(1,880,745)	(760,867)	(834,131)	(733,300)	(190,338)
Changes From Unit Transactions:
• Net unit transactions	(1,209,549)	(542,952)	(393,115)	(57,276)	(196,663)	(176,715)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,209,549)	(542,952)	(393,115)	(57,276)	(196,663)	(176,715)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,361,997)	(2,423,697)	(1,153,982)	(891,407)	(929,963)	(367,053)
NET ASSETS AT DECEMBER 31, 2022	6,192,658	9,899,458	4,003,048	4,653,801	3,763,143	786,168
Changes From Operations:
• Net investment income (loss)	147,025	124,899	60,880	92,292	76,871	15,917
• Net realized gain (loss) on investments	(266,046)	(37,394)	(26,599)	52,777	58,317	(1,116)
• Net change in unrealized appreciation or depreciation on investments	457,608	1,091,555	454,628	592,063	447,983	113,637
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	338,587	1,179,060	488,909	737,132	583,171	128,438
Changes From Unit Transactions:
• Net unit transactions	1,295,191	(299,366)	(161,485)	(137,331)	(565,519)	41,709
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,295,191	(299,366)	(161,485)	(137,331)	(565,519)	41,709
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,633,778	879,694	327,424	599,801	17,652	170,147
NET ASSETS AT DECEMBER 31, 2023	$7,826,436	$10,779,152	$4,330,472	$5,253,602	$3,780,795	$956,315

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$716,642	$154,855,683	$464,436,931	$20,566,534	$43,184,750	$2,208,544	$2,932,800
Changes From Operations:
• Net investment income (loss)	16,763	320,680	1,717,749	(13,130)	53,651	(7,575)	(7,267)
• Net realized gain (loss) on investments	3,092	14,946,757	48,024,838	2,075,091	4,284,375	(237,760)	(251,603)
• Net change in unrealized appreciation or depreciation on investments	(139,513)	(45,245,639)	(137,047,778)	(6,510,151)	(13,423,922)	(9,606)	(80,783)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(119,658)	(29,978,202)	(87,305,191)	(4,448,190)	(9,085,896)	(254,941)	(339,653)
Changes From Unit Transactions:
• Net unit transactions	(80,533)	(963,474)	(24,529,026)	(249,225)	(3,248,774)	(1,953,603)	(2,593,147)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(80,533)	(963,474)	(24,529,026)	(249,225)	(3,248,774)	(1,953,603)	(2,593,147)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(200,191)	(30,941,676)	(111,834,217)	(4,697,415)	(12,334,670)	(2,208,544)	(2,932,800)
NET ASSETS AT DECEMBER 31, 2022	516,451	123,914,007	352,602,714	15,869,119	30,850,080	—	—
Changes From Operations:
• Net investment income (loss)	9,333	328,396	1,724,360	2,937	73,769	—	—
• Net realized gain (loss) on investments	4,971	7,027,011	24,349,260	261,308	481,503	—	—
• Net change in unrealized appreciation or depreciation on investments	71,385	22,392,558	57,587,173	2,088,208	3,869,396	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,689	29,747,965	83,660,793	2,352,453	4,424,668	—	—
Changes From Unit Transactions:
• Net unit transactions	(59,663)	(4,963,118)	(31,262,534)	(696,554)	(2,929,183)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(59,663)	(4,963,118)	(31,262,534)	(696,554)	(2,929,183)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,026	24,784,847	52,398,259	1,655,899	1,495,485	—	—
NET ASSETS AT DECEMBER 31, 2023	$542,477	$148,698,854	$405,000,973	$17,525,018	$32,345,565	$—	$—

See accompanying notes.

	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$11,166,958	$10,511,087	$32,789,012	$13,254,889	$37,154,245	$4,057,853
Changes From Operations:
• Net investment income (loss)	142,756	151,126	262,469	143,017	186,964	20,525
• Net realized gain (loss) on investments	626,819	500,822	1,601,849	635,724	1,350,948	127,184
• Net change in unrealized appreciation or depreciation on investments	(2,508,962)	(2,267,615)	(7,766,285)	(3,088,446)	(8,570,192)	(885,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,739,387)	(1,615,667)	(5,901,967)	(2,309,705)	(7,032,280)	(738,270)
Changes From Unit Transactions:
• Net unit transactions	(1,256,878)	(1,339,252)	(597,209)	18,111	981,969	(484,801)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,256,878)	(1,339,252)	(597,209)	18,111	981,969	(484,801)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,996,265)	(2,954,919)	(6,499,176)	(2,291,594)	(6,050,311)	(1,223,071)
NET ASSETS AT DECEMBER 31, 2022	8,170,693	7,556,168	26,289,836	10,963,295	31,103,934	2,834,782
Changes From Operations:
• Net investment income (loss)	90,280	102,109	212,911	122,789	153,190	24,303
• Net realized gain (loss) on investments	50,140	110,225	977,214	453,082	1,388,495	135,064
• Net change in unrealized appreciation or depreciation on investments	786,654	673,459	2,519,872	1,028,814	3,920,429	384,613
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	927,074	885,793	3,709,997	1,604,685	5,462,114	543,980
Changes From Unit Transactions:
• Net unit transactions	(1,016,133)	(883,112)	(2,293,397)	(476,857)	(876,734)	284,551
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,016,133)	(883,112)	(2,293,397)	(476,857)	(876,734)	284,551
TOTAL INCREASE (DECREASE) IN NET ASSETS	(89,059)	2,681	1,416,600	1,127,828	4,585,380	828,531
NET ASSETS AT DECEMBER 31, 2023	$8,081,634	$7,558,849	$27,706,436	$12,091,123	$35,689,314	$3,663,313

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP T. Rowe Price 2050 Fund - Service Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2060 Fund - Service Class Subaccount	LVIP T. Rowe Price 2060 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$23,861,931	$1,156,717	$234,955	$204,349	$773,124	$36,564,929	$240,082,201
Changes From Operations:
• Net investment income (loss)	110,925	5,410	7,177	2,424	(6,379)	(280,389)	(1,803,703)
• Net realized gain (loss) on investments	876,446	59,478	21,829	7,900	103,143	3,821,272	25,642,963
• Net change in unrealized appreciation or depreciation on investments	(5,525,023)	(270,376)	(91,461)	(55,186)	(421,489)	(12,732,463)	(83,586,543)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,537,652)	(205,488)	(62,455)	(44,862)	(324,725)	(9,191,580)	(59,747,283)
Changes From Unit Transactions:
• Net unit transactions	497,411	(158,572)	476,142	93,392	23,847	(1,523,591)	(14,284,937)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	497,411	(158,572)	476,142	93,392	23,847	(1,523,591)	(14,284,937)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,040,241)	(364,060)	413,687	48,530	(300,878)	(10,715,171)	(74,032,220)
NET ASSETS AT DECEMBER 31, 2022	19,821,690	792,657	648,642	252,879	472,246	25,849,758	166,049,981
Changes From Operations:
• Net investment income (loss)	70,550	5,430	8,013	3,116	(7,199)	(281,315)	(1,682,633)
• Net realized gain (loss) on investments	944,305	36,500	18,565	(6,257)	19,583	131,616	3,369,070
• Net change in unrealized appreciation or depreciation on investments	2,731,563	115,654	143,937	58,514	203,077	5,211,321	29,791,879
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,746,418	157,584	170,515	55,373	215,461	5,061,622	31,478,316
Changes From Unit Transactions:
• Net unit transactions	(228,811)	42,591	550,815	122,253	98,591	(761,326)	(16,308,179)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(228,811)	42,591	550,815	122,253	98,591	(761,326)	(16,308,179)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,517,607	200,175	721,330	177,626	314,052	4,300,296	15,170,137
NET ASSETS AT DECEMBER 31, 2023	$23,339,297	$992,832	$1,369,972	$430,505	$786,298	$30,150,054	$181,220,118

See accompanying notes.

	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington SMID Cap Value Fund - Service Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$31,388,825	$15,331,833	$507,551	$194,307	$1,166,755	$108,112,075
Changes From Operations:
• Net investment income (loss)	(7,838)	183,378	(5,362)	(1,303)	4,164	1,467,187
• Net realized gain (loss) on investments	1,398,288	63,448	62,172	24,230	105,546	6,323,496
• Net change in unrealized appreciation or depreciation on investments	(7,609,698)	(2,937,039)	(227,611)	(44,267)	(223,068)	(8,172,514)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,219,248)	(2,690,213)	(170,801)	(21,340)	(113,358)	(381,831)
Changes From Unit Transactions:
• Net unit transactions	(1,467,949)	595,997	(27,331)	(12,923)	(191,746)	(4,741,154)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,467,949)	595,997	(27,331)	(12,923)	(191,746)	(4,741,154)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,687,197)	(2,094,216)	(198,132)	(34,263)	(305,104)	(5,122,985)
NET ASSETS AT DECEMBER 31, 2022	23,701,628	13,237,617	309,419	160,044	861,651	102,989,090
Changes From Operations:
• Net investment income (loss)	41,723	282,871	(5,692)	(1,108)	6,539	2,250,150
• Net realized gain (loss) on investments	1,178,187	54,000	(624)	26,500	35,566	7,333,541
• Net change in unrealized appreciation or depreciation on investments	4,459,675	1,577,455	129,128	(8,905)	30,497	(12,845,089)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,679,585	1,914,326	122,812	16,487	72,602	(3,261,398)
Changes From Unit Transactions:
• Net unit transactions	784,141	1,114,257	25,069	(47,102)	(82,417)	(14,182,243)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	784,141	1,114,257	25,069	(47,102)	(82,417)	(14,182,243)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,463,726	3,028,583	147,881	(30,615)	(9,815)	(17,443,641)
NET ASSETS AT DECEMBER 31, 2023	$30,165,354	$16,266,200	$457,300	$129,429	$851,836	$85,545,449

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$41,942,610	$92,451	$199,224	$208,842	$81,843
Changes From Operations:
• Net investment income (loss)	505,721	(544)	(819)	(730)	(75)
• Net realized gain (loss) on investments	2,267,776	9,023	29,639	38,478	6,664
• Net change in unrealized appreciation or depreciation on investments	(3,058,281)	(25,207)	(85,153)	(54,979)	(22,062)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(284,784)	(16,728)	(56,333)	(17,231)	(15,473)
Changes From Unit Transactions:
• Net unit transactions	(736,842)	—	(7,577)	(74,647)	72
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(736,842)	—	(7,577)	(74,647)	72
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,021,626)	(16,728)	(63,910)	(91,878)	(15,401)
NET ASSETS AT DECEMBER 31, 2022	40,920,984	75,723	135,314	116,964	66,442
Changes From Operations:
• Net investment income (loss)	888,658	(378)	(802)	(75)	(150)
• Net realized gain (loss) on investments	2,529,497	4,024	(32)	7,587	1,262
• Net change in unrealized appreciation or depreciation on investments	(4,804,099)	12,950	24,519	2,904	16,308
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,385,944)	16,596	23,685	10,416	17,420
Changes From Unit Transactions:
• Net unit transactions	(2,778,524)	—	74	(26,749)	76
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,778,524)	—	74	(26,749)	76
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,164,468)	16,596	23,759	(16,333)	17,496
NET ASSETS AT DECEMBER 31, 2023	$36,756,516	$92,319	$159,073	$100,631	$83,938

See accompanying notes.

	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Templeton Global Bond VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$16,383	$18,734,683	$64,472	$1,813,421
Changes From Operations:
• Net investment income (loss)	21,528	248,220	(329)	(22,161)
• Net realized gain (loss) on investments	672	(360,984)	5,721	(154,051)
• Net change in unrealized appreciation or depreciation on investments	(6,292)	(2,584,966)	(9,565)	52,763
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,908	(2,697,730)	(4,173)	(123,449)
Changes From Unit Transactions:
• Net unit transactions	13,734	(1,626,438)	(9,137)	(163,713)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,734	(1,626,438)	(9,137)	(163,713)
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,642	(4,324,168)	(13,310)	(287,162)
NET ASSETS AT DECEMBER 31, 2022	46,025	14,410,515	51,162	1,526,259
Changes From Operations:
• Net investment income (loss)	6,366	367,895	(329)	(18,886)
• Net realized gain (loss) on investments	(1,069)	(459,516)	4,054	(80,909)
• Net change in unrealized appreciation or depreciation on investments	(9,289)	833,108	(143)	111,055
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,992)	741,487	3,582	11,260
Changes From Unit Transactions:
• Net unit transactions	(1,294)	600,292	(6,237)	(223,228)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,294)	600,292	(6,237)	(223,228)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,286)	1,341,779	(2,655)	(211,968)
NET ASSETS AT DECEMBER 31, 2023	$40,739	$15,752,294	$48,507	$1,314,291

Lincoln National Variable Annuity Account C

Notes to financial statements

December 31, 2023

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of five products as follows:

• Multi-Fund • Multi-Fund 5	• Multi-Fund Select • eAnnuity • Lincoln PathBuilder Income IRA

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy-six mutual funds (the Funds) of eighteen open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. EQV International Equity Fund - Series I Shares

Invesco V.I. EQV International Equity Fund - Series II Shares**

AllianceBernstein Variable Products Series Fund:

AB VPS Discovery Value Portfolio - Class A

AB VPS International Value Portfolio - Class B

AB VPS Sustainable Global Thematic Portfolio - Class B

Allspring Variable Trust:

Allspring VT Discovery All Cap Growth Fund - Class 2

Allspring VT Small Cap Growth Fund - Class 2

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class II**

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Century VP Large Company Value Fund - Class II**

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

Delaware VIP® Trust:

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® Small Cap Value Series - Service Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class II**

Lincoln Variable Insurance Products Trust*:

LVIP American Balanced Allocation Fund - Service Class**

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class**

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class**

LVIP American Global Growth Fund - Service Class II**

LVIP American Growth Fund - Service Class II**

LVIP American Growth-Income Fund - Service Class II**

LVIP American Income Allocation Fund - Service Class**

LVIP American International Fund - Service Class II**

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation Fund - Service Class

LVIP BlackRock Global Allocation Fund - Standard Class

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Real Estate Fund - Service Class

LVIP BlackRock Real Estate Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class**

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Diversified Income Fund - Service Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Service Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Service Class

LVIP Delaware SMID Cap Core Fund - Standard Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Service Class

LVIP Delaware U.S. REIT Fund - Service Class

LVIP Delaware U.S. REIT Fund - Standard Class

LVIP Delaware Value Fund - Service Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class**

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class**

LVIP JPMorgan Core Bond Fund - Service Class**

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS Value Fund - Service Class

LVIP Mondrian Global Income Fund - Service Class

LVIP Mondrian Global Income Fund - Standard Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class**

LVIP PIMCO Low Duration Bond Fund - Service Class**

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class**

LVIP SSGA Moderate Index Allocation Fund - Service Class**

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class**

LVIP Structured Moderate Allocation Fund - Service Class**

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Service Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price 2060 Fund - Service Class

LVIP T. Rowe Price 2060 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class**

LVIP Vanguard Bond Allocation Fund - Service Class**

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington SMID Cap Value Fund - Service Class

MFS® Variable Insurance Trust:

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Global Health Care Fund - Class IB

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2023

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2023. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2022, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2022, the 2022 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2022:

American Century VP Balanced Fund - Class II	LVIP American International Fund - Service Class II
American Century VP Large Company Value Fund - Class II	LVIP BlackRock Global Allocation Fund - Service Class
LVIP American Balanced Allocation Fund - Service Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	LVIP Channing Small Cap Value Fund - Service Class
LVIP American Growth-Income Fund - Service Class II	LVIP SSGA Moderate Structured Allocation Fund - Service Class
LVIP American Income Allocation Fund - Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2022, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Global Thematic Growth Portfolio - Class B	AB VPS Sustainable Global Thematic Portfolio - Class B
Invesco V.I. International Growth Fund - Series I Shares	Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. International Growth Fund - Series II Shares	Invesco V.I. EQV International Equity Fund - Series II Shares

Also during 2022, the following fund substitutions occurred:

Previous Fund Name	New Fund Name
BlackRock Global Allocation V.I. Fund - Class I	LVIP BlackRock Global Allocation Fund - Standard Class
BlackRock Global Allocation V.I. Fund - Class III	LVIP BlackRock Global Allocation Fund - Service Class

Also during 2022, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Advantage Allocation Fund - Service Class	LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Advantage Allocation Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP T. Rowe Price 2010 Fund - Service Class	LVIP JPMorgan Retirement Income Fund - Service Class
LVIP T. Rowe Price 2010 Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

During 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
Allspring VT Omega Growth Fund - Class 2	Allspring VT Discovery All Cap Growth Fund - Class 2
LVIP BlackRock Global Real Estate Fund - Service Class	LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Service Class	LVIP Delaware U.S. REIT Fund - Service Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Service Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP SSGA Large Cap 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP Global Income Fund - Service Class	LVIP Mondrian Global Income Fund - Service Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Service Class	LVIP Structured Moderate Allocation Fund - Service Class

Also during 2023, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the JPMorgan Insurance Trust. The following fund was affected:

Predecessor Fund	Fund
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	LVIP JPMorgan Core Bond Fund - Service Class

Also during 2023, the LVIP Channing Small Cap Value Fund - Service Class fund ceased to be available as investment option to Variable Account contract owners.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the five contract types within the Variable Account:

•  Multi-Fund® at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).

•  Multi-Fund® 5 at a daily rate of .00178082% to .00808219% (.65% to 2.95% on an annual basis).

•  Multi-Fund® Select at a daily rate of .00274521% (1.002% on an annual basis).

•  eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

•  Lincoln PathBuilder Income IRA at a daily rate of .00342466% (1.25% on an annual basis).

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2023 and 2022 were $3,432,014 and $3,489,904, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. There were no premium loads retained by the Company for the years ended December 31, 2023 or 2022.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2023, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Discovery Value Portfolio - Class A
	2023		1.000%	2.500%	$24.33	$60.53	7,070	$421,559	14.29%	16.01%	1.07%
	2022		1.000%	2.500%	21.29	52.45	7,855	402,685	-17.71%	-16.47%	1.10%
	2021		1.000%	2.500%	25.87	63.29	8,804	540,894	32.60%	34.60%	0.74%
	2020		1.000%	2.500%	19.51	47.40	11,862	542,594	0.82%	2.34%	1.09%
	2019		1.000%	2.500%	19.35	46.69	12,595	564,114	17.14%	18.90%	0.55%
AB VPS International Value Portfolio - Class B
	2023		1.000%	1.750%	8.23	9.39	5,806	52,637	12.84%	13.69%	0.70%
	2022		1.000%	1.750%	7.29	8.26	7,587	60,413	-15.29%	-14.65%	4.18%
	2021		1.000%	1.750%	8.61	9.68	7,739	72,300	8.93%	9.75%	1.53%
	2020		1.000%	1.750%	7.90	8.82	10,636	91,680	0.44%	1.19%	1.51%
	2019		1.000%	1.750%	7.87	8.71	12,612	107,980	14.76%	15.63%	0.80%
AB VPS Sustainable Global Thematic Portfolio - Class B
	2023		1.000%	2.152%	1.25	38.07	15,055,355	25,661,491	13.24%	14.55%	0.03%
	2022		1.000%	2.152%	1.09	33.50	16,473,207	24,550,397	-28.72%	-27.89%	0.00%
	2021		1.000%	2.152%	1.52	46.83	17,896,737	36,966,911	19.96%	21.35%	0.00%
	2020		1.000%	2.152%	1.25	38.90	19,069,536	32,435,951	36.12%	37.70%	0.45%
	2019		1.000%	2.152%	0.91	28.48	19,750,760	23,840,606	27.01%	28.49%	0.16%
Allspring VT Discovery All Cap Growth Fund - Class 2
	2023		1.000%	1.750%	35.42	41.65	2,732	98,764	30.86%	31.84%	0.00%
	2022		1.000%	1.750%	27.06	31.59	2,859	78,919	-38.29%	-37.83%	0.00%
	2021		1.000%	1.750%	43.86	50.81	3,882	178,479	12.98%	13.83%	0.00%
	2020		1.000%	1.750%	44.64	44.64	3,755	151,870	41.76%	41.76%	0.00%
	2019		1.000%	1.800%	31.49	36.25	2,112	68,016	34.60%	35.68%	0.00%
Allspring VT Small Cap Growth Fund - Class 2
	2023		1.000%	2.150%	42.46	60.30	5,455	249,335	1.89%	3.07%	0.00%
	2022		1.000%	2.150%	41.32	58.97	5,338	236,781	-35.82%	-35.08%	0.00%
	2021		1.000%	2.150%	63.84	91.56	5,934	399,893	5.35%	6.57%	0.00%
	2020		1.000%	2.150%	55.25	86.61	6,508	411,230	54.44%	56.22%	0.00%
	2019		1.000%	2.150%	35.64	55.89	9,128	367,415	22.17%	23.59%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Century VP Inflation Protection Fund - Class II
	2023		1.000%	2.950%	$8.92	$14.77	235,119	$3,217,405	0.39%	2.37%	3.29%
	2022		1.000%	2.950%	8.91	14.43	252,377	3,393,831	-15.61%	-13.94%	4.97%
	2021		1.000%	2.950%	11.10	16.76	289,352	4,546,711	3.54%	5.21%	3.12%
	2020		1.000%	2.600%	10.71	15.93	301,173	4,567,334	6.74%	8.46%	1.34%
	2019		1.000%	2.600%	10.02	14.69	329,514	4,629,052	6.11%	7.82%	2.28%
American Century VP International Fund - Class I
	2023		0.550%	0.550%	2.48	2.48	15,124	37,497	11.95%	11.95%	1.37%
	2022		0.550%	0.550%	2.21	2.21	14,940	33,087	-25.17%	-25.17%	1.45%
	2021		0.550%	0.550%	2.96	2.96	14,754	43,664	8.15%	8.15%	0.16%
	2020		0.550%	0.550%	2.74	2.74	16,341	44,714	25.19%	25.19%	0.49%
	2019		0.550%	0.550%	2.19	2.19	17,551	38,362	27.72%	27.72%	0.86%
American Funds Global Growth Fund - Class 2
	2023		1.000%	2.950%	25.30	52.06	2,263,629	117,211,879	19.04%	21.38%	0.89%
	2022		1.000%	2.950%	21.25	42.88	2,470,379	105,490,235	-26.93%	-25.49%	0.65%
	2021		1.000%	2.950%	30.58	57.55	2,726,426	156,313,761	13.43%	15.26%	0.33%
	2020		1.000%	2.600%	26.93	49.93	3,024,752	150,604,069	27.12%	29.17%	0.35%
	2019		1.000%	2.600%	21.17	38.66	3,314,340	127,768,898	31.81%	33.93%	1.10%
American Funds Growth Fund - Class 2
	2023		1.000%	2.950%	5.25	83.93	127,419,754	948,099,542	34.46%	37.11%	0.36%
	2022		1.000%	2.950%	3.84	61.70	139,791,528	753,363,513	-31.98%	-30.64%	0.31%
	2021		1.000%	2.950%	5.55	89.67	154,485,656	1,188,811,197	18.68%	20.78%	0.21%
	2020		1.000%	2.750%	4.61	74.84	172,037,700	1,091,846,593	47.96%	50.57%	0.32%
	2019		1.000%	2.750%	3.07	50.11	190,371,295	798,423,570	27.42%	29.47%	0.74%
American Funds Growth-Income Fund - Class 2
	2023		1.000%	2.750%	10.05	54.99	6,799,042	311,579,271	22.72%	24.88%	1.37%
	2022		1.000%	2.750%	26.62	44.38	7,406,411	272,309,320	-18.76%	-17.32%	1.27%
	2021		1.000%	2.750%	32.68	54.12	7,986,234	355,815,702	20.73%	22.86%	1.11%
	2020		1.000%	2.750%	27.00	44.40	8,711,785	316,061,644	10.47%	12.42%	1.35%
	2019		1.000%	2.750%	24.39	39.81	9,694,688	312,955,400	22.90%	24.88%	1.64%
American Funds International Fund - Class 2
	2023		1.000%	2.750%	1.86	31.91	49,126,525	146,457,575	12.70%	14.69%	1.28%
	2022		1.000%	2.750%	1.63	28.04	54,851,585	139,554,338	-22.94%	-21.58%	1.71%
	2021		1.000%	2.750%	2.08	36.04	59,751,087	190,917,534	-4.17%	-2.48%	2.34%
	2020		1.000%	2.750%	2.14	37.26	65,619,968	213,598,561	10.88%	12.84%	0.65%
	2019		1.000%	2.750%	1.90	33.28	74,919,572	212,721,925	19.73%	21.66%	1.42%
BlackRock Global Allocation V.I. Fund - Class I
	2021		1.002%	2.152%	20.35	23.53	627,550	14,721,915	4.40%	5.61%	0.87%
	2020		1.002%	2.152%	19.49	22.28	769,077	17,086,049	18.43%	19.80%	1.28%
	2019		1.002%	2.152%	16.46	18.59	892,761	16,556,602	15.48%	16.81%	1.18%
BlackRock Global Allocation V.I. Fund - Class III
	2021		1.000%	2.950%	14.92	22.83	756,457	17,141,682	3.32%	5.36%	0.82%
	2020		1.000%	2.950%	14.44	21.67	789,831	16,993,671	17.20%	19.51%	1.31%
	2019		1.000%	2.950%	12.32	18.13	826,553	14,880,592	14.33%	16.58%	1.27%
Delaware VIP® Emerging Markets Series - Service Class
	2023		1.000%	2.950%	7.95	32.41	37,183	1,043,700	10.15%	12.32%	1.27%
	2022		1.000%	2.950%	8.22	28.85	42,896	1,084,481	-29.91%	-28.53%	3.85%
	2021		1.000%	2.950%	30.45	40.37	43,107	1,583,570	-5.62%	-4.10%	0.06%
	2020		1.000%	2.600%	32.27	42.09	43,824	1,769,262	21.49%	23.45%	0.50%
	2019		1.000%	2.600%	17.35	34.10	51,623	1,682,223	19.11%	21.04%	0.41%
Delaware VIP® Small Cap Value Series - Service Class
	2023		1.000%	2.500%	5.09	56.31	22,996,292	166,180,204	6.40%	8.01%	0.64%
	2022		1.000%	2.500%	4.72	52.13	26,156,357	172,150,687	-14.52%	-13.23%	0.52%
	2021		1.000%	2.500%	5.46	60.08	29,164,693	218,140,870	30.70%	32.68%	0.63%
	2020		1.000%	2.500%	4.13	45.28	30,878,953	174,311,197	-4.59%	-3.15%	1.05%
	2019		1.000%	2.500%	4.27	46.75	35,347,354	203,266,117	24.57%	26.45%	0.78%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2023		1.002%	1.952%	$14.17	$16.26	74,388	$1,209,270	4.14%	5.13%	7.21%
	2022		1.002%	1.952%	13.61	15.47	83,614	1,291,717	-9.21%	-8.34%	8.08%
	2021		1.002%	1.952%	14.99	16.88	92,981	1,567,692	10.56%	11.62%	2.03%
	2020		1.002%	1.952%	13.56	15.12	98,498	1,488,608	3.66%	4.66%	2.82%
	2019		1.002%	1.952%	13.08	14.45	124,304	1,795,232	12.48%	13.54%	3.87%
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2023		1.000%	2.150%	13.15	15.56	125,700	1,953,573	3.42%	4.62%	6.56%
	2022		1.000%	2.150%	12.71	14.87	129,681	1,926,266	-9.70%	-8.66%	6.89%
	2021		1.000%	2.150%	14.08	16.28	120,920	1,966,131	9.96%	11.23%	1.68%
	2020		1.000%	2.150%	12.80	14.64	122,034	1,783,859	3.08%	4.27%	2.49%
	2019		1.000%	2.150%	12.42	14.04	129,218	1,811,640	11.91%	13.21%	3.54%
DWS Equity 500 Index VIP Portfolio - Class A
	2023		0.550%	0.550%	4.85	4.85	38,398	186,114	25.31%	25.31%	1.37%
	2022		0.550%	0.550%	3.87	3.87	44,260	171,198	-18.79%	-18.79%	1.26%
	2021		0.550%	0.550%	4.76	4.76	50,377	239,939	27.69%	27.69%	1.44%
	2020		0.550%	0.550%	3.73	3.73	52,665	196,434	17.45%	17.45%	1.70%
	2019		0.550%	0.550%	3.18	3.18	57,265	181,861	30.47%	30.47%	1.95%
DWS Small Cap Index VIP Portfolio - Class A
	2023		0.550%	2.950%	5.29	49.69	40,703	580,423	13.36%	16.12%	1.11%
	2022		0.550%	2.950%	4.55	43.33	48,717	536,552	-22.95%	-21.07%	0.92%
	2021		0.550%	2.950%	5.77	55.59	53,143	751,295	11.56%	13.87%	0.82%
	2020		0.550%	2.600%	5.07	49.43	56,295	748,382	16.37%	18.78%	1.05%
	2019		0.550%	2.600%	4.27	42.14	67,874	948,495	22.01%	24.54%	1.13%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2023		1.000%	2.600%	5.65	67.97	31,830,264	204,655,673	29.92%	32.01%	0.38%
	2022		1.000%	2.600%	4.29	51.49	35,819,483	174,866,755	-28.28%	-27.12%	0.39%
	2021		1.000%	2.600%	5.91	70.64	40,127,650	268,698,330	24.43%	26.44%	0.05%
	2020		1.000%	2.600%	4.69	55.87	45,064,341	239,957,252	27.09%	29.13%	0.15%
	2019		1.000%	2.600%	3.64	43.27	50,607,952	209,862,744	28.08%	30.14%	0.35%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2023		1.002%	1.002%	55.92	55.92	1,717,566	96,042,180	31.79%	31.79%	0.26%
	2022		1.002%	1.002%	42.43	42.43	1,851,251	78,547,053	-27.22%	-27.22%	0.26%
	2021		1.002%	1.002%	58.30	58.30	2,019,428	117,731,527	26.24%	26.24%	0.03%
	2020		1.002%	1.002%	46.18	46.18	2,178,079	100,586,824	28.94%	28.94%	0.08%
	2019		1.002%	1.002%	35.82	35.82	2,294,777	82,192,793	29.97%	29.97%	0.22%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2023		1.002%	1.952%	12.18	12.91	268,829	3,463,446	10.17%	11.22%	3.19%
	2022		1.002%	1.952%	11.06	11.61	333,069	3,860,915	-17.46%	-16.67%	1.97%
	2021		1.002%	1.952%	13.40	13.93	364,444	5,071,663	7.35%	8.38%	1.06%
	2020		1.002%	1.952%	12.86	12.86	308,280	3,958,186	13.77%	13.77%	1.44%
	2019		1.002%	1.002%	11.30	11.30	234,194	2,646,554	18.81%	18.81%	2.18%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	12.80	12.80	64,518	825,548	11.10%	11.10%	2.96%
	2022		1.002%	1.002%	11.52	11.52	56,263	647,976	-16.81%	-16.81%	2.08%
	2021		1.002%	1.002%	13.84	13.84	99,081	1,371,641	8.17%	8.17%	0.80%
	2020		1.002%	1.002%	12.80	12.80	102,848	1,316,202	13.58%	13.58%	1.40%
	2019		1.002%	1.002%	11.27	11.27	55,239	622,421	18.68%	18.68%	2.81%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	2023		1.002%	1.002%	13.31	13.31	532,379	7,088,337	12.35%	12.35%	2.76%
	2022		1.002%	1.002%	11.85	11.85	662,956	7,856,578	-17.34%	-17.34%	1.99%
	2021		1.002%	1.002%	14.34	14.34	672,429	9,640,840	9.60%	9.60%	1.01%
	2020		1.002%	1.002%	13.08	13.08	597,585	7,817,108	14.68%	14.68%	1.61%
	2019		1.002%	1.002%	11.41	11.41	352,226	4,017,781	20.48%	20.48%	2.44%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	13.19	13.19	411,542	5,426,446	12.19%	12.19%	2.50%
	2022		1.002%	1.002%	11.75	11.75	442,241	5,197,435	-17.47%	-17.47%	1.85%
	2021		1.002%	1.002%	14.24	14.24	387,725	5,521,350	9.45%	9.45%	1.03%
	2020		1.002%	1.002%	13.01	13.01	260,750	3,392,666	14.52%	14.52%	1.15%
	2019		1.002%	1.002%	11.36	11.36	173,033	1,965,845	20.30%	20.30%	3.15%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2023		1.002%	1.002%	$13.82	$13.82	476,619	$6,586,700	13.41%	13.41%	2.43%
	2022		1.002%	1.002%	12.19	12.19	366,688	4,468,126	-17.77%	-17.77%	1.87%
	2021		1.002%	1.002%	14.82	14.82	358,235	5,308,672	11.12%	11.12%	1.15%
	2020		1.002%	1.002%	13.34	13.34	277,552	3,701,361	15.59%	15.59%	1.26%
	2019		1.002%	1.002%	11.54	11.54	248,307	2,864,676	23.13%	23.13%	2.77%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	13.70	13.70	616,557	8,448,713	13.32%	13.32%	2.41%
	2022		1.002%	1.002%	12.09	12.09	476,224	5,758,848	-17.91%	-17.91%	1.81%
	2021		1.002%	1.002%	14.73	14.73	358,560	5,282,217	10.95%	10.95%	0.99%
	2020		1.002%	1.002%	13.28	13.28	242,104	3,214,524	15.48%	15.48%	1.12%
	2019		1.002%	1.002%	11.50	11.50	166,137	1,910,172	22.87%	22.87%	2.53%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	2023		1.002%	1.002%	14.66	14.66	331,450	4,859,158	15.55%	15.55%	1.86%
	2022		1.002%	1.002%	12.69	12.69	344,248	4,367,761	-18.57%	-18.57%	1.68%
	2021		1.002%	2.152%	14.86	15.58	318,643	4,964,350	12.86%	14.17%	0.99%
	2020		1.002%	2.152%	13.65	13.65	240,523	3,282,206	16.97%	16.97%	1.27%
	2019		1.002%	1.002%	11.67	11.67	129,800	1,514,562	26.06%	26.06%	2.56%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	14.52	14.52	585,563	8,503,890	15.37%	15.37%	1.91%
	2022		1.002%	1.002%	12.59	12.59	451,103	5,678,570	-18.71%	-18.71%	1.58%
	2021		1.002%	1.002%	15.49	15.49	350,222	5,423,258	14.03%	14.03%	1.00%
	2020		1.002%	1.002%	13.58	13.58	196,092	2,662,964	16.78%	16.78%	0.86%
	2019		1.002%	1.002%	11.63	11.63	150,731	1,752,826	25.86%	25.86%	2.04%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2023		1.002%	1.002%	15.29	15.29	162,010	2,477,110	17.59%	17.59%	1.62%
	2022		1.002%	1.002%	13.00	13.00	139,370	1,812,255	-19.12%	-19.12%	1.64%
	2021		1.002%	1.002%	16.08	16.08	131,859	2,119,893	16.51%	16.51%	0.88%
	2020		1.002%	1.002%	13.80	13.80	104,251	1,438,507	17.97%	17.97%	1.10%
	2019		1.002%	1.002%	11.70	11.70	52,211	610,670	27.11%	27.11%	2.11%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	15.15	15.15	673,040	10,196,914	17.43%	17.43%	1.49%
	2022		1.002%	1.002%	12.90	12.90	484,213	6,247,160	-19.23%	-19.23%	1.53%
	2021		1.002%	1.002%	15.97	15.97	352,994	5,638,186	16.32%	16.32%	0.82%
	2020		1.002%	1.002%	13.73	13.73	256,998	3,528,828	17.80%	17.80%	0.95%
	2019		1.002%	1.002%	11.66	11.66	157,304	1,833,489	26.95%	26.95%	2.16%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	2023		1.002%	1.002%	15.36	15.36	79,225	1,217,027	18.14%	18.14%	1.63%
	2022		1.002%	1.002%	13.00	13.00	53,524	695,962	-19.12%	-19.12%	1.56%
	2021		1.002%	1.002%	16.08	16.08	48,740	783,572	16.52%	16.52%	0.67%
	2020		1.002%	1.002%	13.80	13.80	52,686	726,926	17.99%	17.99%	0.92%
	2019		1.002%	1.002%	11.69	11.69	51,212	598,872	27.12%	27.12%	1.70%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	15.22	15.22	574,499	8,741,827	17.99%	17.99%	1.37%
	2022		1.002%	1.002%	12.90	12.90	448,273	5,780,928	-19.27%	-19.27%	1.49%
	2021		1.002%	1.002%	15.97	15.97	315,530	5,040,188	16.36%	16.36%	0.77%
	2020		1.002%	1.002%	13.73	13.73	244,896	3,361,913	17.78%	17.78%	0.93%
	2019		1.002%	1.002%	11.66	11.66	159,787	1,862,413	26.97%	26.97%	2.29%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2023		1.002%	1.002%	15.35	15.35	64,121	984,388	18.17%	18.17%	1.39%
	2022		1.002%	1.002%	12.99	12.99	61,210	795,184	-19.17%	-19.17%	1.50%
	2021		1.002%	1.002%	16.07	16.07	66,778	1,073,249	16.56%	16.56%	0.84%
	2020		1.002%	1.002%	13.79	13.79	42,957	592,306	17.99%	17.99%	0.85%
	2019		1.002%	1.002%	11.69	11.69	53,977	630,795	27.11%	27.11%	1.64%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	15.22	15.22	999,278	15,205,127	18.00%	18.00%	1.31%
	2022		1.002%	1.002%	12.89	12.89	867,048	11,180,229	-19.28%	-19.28%	1.49%
	2021		1.002%	1.002%	15.97	15.97	701,593	11,207,844	16.34%	16.34%	0.77%
	2020		1.002%	1.002%	13.73	13.73	594,640	8,164,907	17.81%	17.81%	0.89%
	2019		1.002%	1.002%	11.66	11.66	403,330	4,700,890	26.94%	26.94%	2.25%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class
	2023		1.002%	1.002%	$14.91	$14.91	39,117	$583,362	18.21%	18.21%	1.35%
	2022		1.002%	1.002%	12.62	12.62	24,054	303,449	-19.17%	-19.17%	1.09%
	2021		1.002%	1.002%	15.61	15.61	38,506	601,008	16.55%	16.55%	2.71%
	2020	3/11/20	1.002%	1.002%	13.39	13.39	1,538	20,590	37.83%	37.83%	1.57%
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	14.80	14.80	271,562	4,019,050	17.94%	17.94%	1.36%
	2022		1.002%	1.002%	12.55	12.55	187,773	2,356,323	-19.27%	-19.27%	1.59%
	2021		1.002%	1.002%	15.54	15.54	98,514	1,531,336	16.35%	16.35%	1.45%
	2020		1.002%	1.002%	13.36	13.36	43,872	586,124	17.83%	17.83%	0.98%
	2019	7/16/19	1.002%	1.002%	11.34	11.34	19,508	221,196	7.12%	7.12%	2.72%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
	2023		1.002%	1.002%	14.92	14.92	47,796	713,161	18.11%	18.11%	1.60%
	2022		1.002%	1.002%	12.63	12.63	32,140	406,009	-19.08%	-19.08%	1.21%
	2021		1.002%	1.002%	15.61	15.61	36,172	564,718	16.45%	16.45%	1.28%
	2020		1.002%	1.002%	13.41	13.41	16,742	224,462	18.03%	18.03%	1.26%
	2019	7/16/19	1.002%	1.002%	11.36	11.36	4,443	50,470	7.32%	7.32%	1.46%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
	2023		1.002%	1.002%	14.82	14.82	317,338	4,702,314	18.05%	18.05%	1.44%
	2022		1.002%	1.002%	12.55	12.55	214,849	2,696,913	-19.27%	-19.27%	1.62%
	2021		1.002%	1.002%	15.55	15.55	111,646	1,736,039	16.35%	16.35%	1.53%
	2020		1.002%	1.002%	13.36	13.36	51,622	689,893	17.85%	17.85%	1.32%
	2019	7/15/19	1.002%	1.002%	11.34	11.34	9,556	108,368	6.93%	6.93%	3.30%
Fidelity® VIP Growth Portfolio - Service Class
	2023		1.000%	2.500%	4.49	71.31	29,006,753	141,653,387	32.76%	34.74%	0.04%
	2022		1.000%	2.500%	3.34	53.35	30,376,591	110,118,558	-26.39%	-25.28%	0.51%
	2021		1.000%	2.500%	4.49	71.97	33,069,176	160,658,037	20.06%	21.86%	0.00%
	2020		1.000%	2.500%	3.69	59.54	37,006,872	147,656,153	40.21%	42.32%	0.06%
	2019		1.000%	2.500%	2.60	42.17	38,837,932	108,967,612	30.88%	32.85%	0.16%
Fidelity® VIP Growth Portfolio - Service Class 2
	2023		1.002%	1.002%	62.78	62.78	886,963	55,687,450	34.54%	34.54%	0.00%
	2022		1.002%	1.002%	46.67	46.67	895,012	41,768,091	-25.40%	-25.40%	0.35%
	2021		1.002%	1.002%	62.55	62.55	903,148	56,495,923	21.68%	21.68%	0.00%
	2020		1.002%	1.002%	51.41	51.41	936,300	48,134,990	42.12%	42.12%	0.04%
	2019		1.002%	1.002%	36.17	36.17	891,407	32,245,491	32.64%	32.64%	0.05%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2023		1.000%	2.400%	10.11	40.31	44,209	1,560,972	12.08%	13.66%	0.37%
	2022		1.000%	2.150%	28.98	35.46	49,020	1,566,724	-16.78%	-15.81%	0.26%
	2021		1.000%	2.150%	34.82	42.13	54,379	2,194,192	22.64%	24.06%	0.34%
	2020		1.000%	2.150%	28.39	33.96	68,376	2,239,504	15.36%	16.69%	0.40%
	2019		1.000%	2.150%	24.61	29.10	80,559	2,273,194	20.55%	21.95%	0.66%
Franklin Income VIP Fund - Class 2
	2023		1.000%	2.600%	9.89	23.10	47,407	1,011,270	5.84%	7.54%	5.11%
	2022		1.000%	2.600%	16.19	21.68	52,093	1,033,822	-7.90%	-6.42%	4.76%
	2021		1.000%	2.600%	17.58	23.39	59,010	1,265,401	13.76%	15.59%	4.57%
	2020		1.000%	2.600%	15.45	20.43	72,602	1,358,677	-1.89%	-0.31%	5.81%
	2019		1.000%	2.600%	15.75	20.69	74,984	1,411,321	13.08%	14.90%	5.34%
Franklin Mutual Shares VIP Fund - Class 2
	2023		1.000%	1.800%	18.60	21.41	48,202	971,432	11.44%	12.33%	1.85%
	2022		1.000%	1.800%	16.69	19.06	54,005	975,033	-9.08%	-8.35%	1.80%
	2021		1.000%	1.800%	18.36	20.80	64,550	1,276,935	17.04%	17.98%	2.83%
	2020		1.000%	1.800%	15.68	17.63	75,088	1,265,041	-6.74%	-5.99%	2.87%
	2019		1.000%	1.800%	16.82	18.75	73,045	1,313,795	20.39%	21.35%	1.78%
Invesco V.I. Core Equity Fund - Series I Shares
	2023		1.300%	1.300%	27.89	27.89	9	267	21.77%	21.77%	0.75%
	2022		1.300%	1.300%	22.90	22.90	9	217	-21.57%	-21.57%	0.86%
	2021		1.300%	1.300%	29.20	29.20	9	274	26.09%	26.09%	0.81%
	2020		1.300%	1.300%	23.16	23.16	9	216	12.38%	12.38%	1.06%
	2019		1.300%	1.300%	20.61	20.61	9	192	27.30%	27.30%	1.14%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. EQV International Equity Fund - Series I Shares
	2023		1.300%	1.300%	$31.89	$31.89	586	$18,683	16.61%	16.61%	0.20%
	2022		1.300%	1.300%	27.35	27.35	586	16,020	-19.36%	-19.36%	1.46%
	2021		1.300%	1.300%	33.92	33.92	1,075	36,460	4.52%	4.52%	1.20%
	2020		1.300%	1.300%	32.45	32.45	1,310	42,495	12.52%	12.52%	2.44%
	2019		1.300%	1.300%	28.84	28.84	1,310	37,766	26.91%	26.91%	1.60%
Janus Henderson Global Research Portfolio - Institutional Shares
	2023		0.550%	1.300%	3.26	29.94	166,949	559,230	25.14%	26.08%	0.93%
	2022		0.550%	1.300%	2.58	23.85	171,004	457,099	-20.45%	-19.85%	1.05%
	2021		0.550%	1.300%	3.22	29.89	175,555	586,105	16.59%	17.44%	0.52%
	2020		0.550%	1.300%	2.74	25.57	176,683	504,656	18.49%	19.40%	0.73%
	2019		0.550%	1.300%	2.30	21.51	181,017	433,398	27.35%	28.34%	1.01%
LVIP Baron Growth Opportunities Fund - Service Class
	2023		0.550%	2.600%	7.48	64.07	16,132,173	174,054,878	14.78%	17.16%	0.00%
	2022		0.550%	2.600%	6.43	55.37	17,714,156	162,804,034	-27.74%	-26.24%	0.00%
	2021		0.550%	2.600%	8.78	76.01	19,567,394	242,857,066	15.68%	18.07%	0.00%
	2020		0.550%	2.600%	7.50	65.19	21,793,914	228,560,924	30.64%	33.35%	0.00%
	2019		0.550%	2.600%	5.66	49.50	25,184,320	196,968,334	32.88%	35.64%	0.00%
LVIP BlackRock Advantage Allocation Fund - Service Class
	2022		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.88%
	2021		1.002%	1.002%	23.88	23.88	607,966	14,516,057	6.36%	6.36%	1.01%
	2020		1.002%	1.002%	22.45	22.45	643,243	14,439,574	11.72%	11.72%	1.44%
	2019		1.002%	1.002%	20.09	20.09	654,191	13,144,231	15.22%	15.22%	2.29%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2022		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.00%
	2021		1.000%	2.950%	15.60	24.65	156,503	3,823,862	4.58%	6.64%	1.21%
	2020		1.000%	2.950%	14.91	23.12	184,254	4,225,933	9.84%	12.00%	1.66%
	2019		1.000%	2.950%	13.58	20.64	202,583	4,151,848	13.27%	15.50%	2.46%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2023		1.002%	1.002%	24.38	24.38	380,887	9,287,260	8.04%	8.04%	2.31%
	2022		1.002%	1.002%	22.57	22.57	441,019	9,953,577	-3.50%	-3.50%	2.12%
	2021		1.002%	1.002%	23.39	23.39	389,495	9,109,939	21.54%	21.54%	1.82%
	2020		1.002%	1.002%	19.24	19.24	397,466	7,648,736	-0.14%	-0.14%	1.86%
	2019		1.002%	1.002%	19.27	19.27	421,624	8,124,873	17.12%	17.12%	1.74%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2023		0.550%	2.302%	6.29	29.27	27,382,638	187,192,275	6.90%	8.79%	2.60%
	2022		0.550%	2.302%	5.83	27.25	30,101,353	190,080,030	-4.51%	-2.82%	2.25%
	2021		0.550%	2.302%	6.04	28.39	32,429,623	211,681,281	20.28%	22.40%	2.01%
	2020		0.550%	2.302%	4.97	23.49	36,001,180	192,905,469	-1.18%	0.56%	2.06%
	2019		0.550%	2.302%	4.98	23.65	39,913,848	213,781,133	15.89%	17.94%	1.85%
LVIP BlackRock Global Allocation Fund - Service Class
	2023		1.002%	1.002%	21.41	21.41	1,204,856	25,792,863	12.22%	12.22%	2.49%
	2022	6/3/22	1.002%	1.002%	19.08	19.08	1,299,154	24,783,987	-5.62%	-5.62%	0.23%
LVIP BlackRock Global Allocation Fund - Standard Class
	2023		1.000%	2.950%	9.01	22.19	741,264	14,721,372	10.32%	12.49%	2.66%
	2022	6/3/22	1.000%	2.950%	8.12	19.73	859,832	15,277,879	-6.11%	5.64%	0.37%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2023		1.002%	1.002%	10.17	10.17	548,132	5,576,384	3.77%	3.77%	2.07%
	2022		1.002%	1.002%	9.80	9.80	596,110	5,844,336	-5.89%	-5.89%	8.95%
	2021		1.002%	1.002%	10.42	10.42	569,129	5,929,232	3.37%	3.37%	6.41%
	2020		1.002%	1.002%	10.08	10.08	537,430	5,416,596	3.97%	3.97%	0.17%
	2019		1.002%	1.002%	9.69	9.69	540,803	5,242,524	4.57%	4.57%	1.92%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2023		1.002%	2.302%	9.00	10.47	783,754	8,179,129	2.68%	4.02%	2.14%
	2022		1.002%	2.302%	8.77	10.07	1,026,728	10,309,645	-6.87%	-5.65%	9.01%
	2021		1.002%	2.302%	9.42	10.67	1,045,076	11,117,183	2.29%	3.63%	6.93%
	2020		1.002%	2.302%	9.20	10.30	969,774	9,957,642	2.88%	4.23%	0.17%
	2019		1.002%	2.302%	8.95	9.88	979,010	9,647,150	3.48%	4.84%	2.21%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Real Estate Fund - Service Class
	2023		1.000%	2.600%	$8.38	$20.72	504,682	$5,493,012	9.89%	11.66%	2.74%
	2022		1.000%	2.600%	7.62	18.73	497,429	4,847,782	-30.65%	-29.53%	1.38%
	2021		1.000%	2.600%	10.99	26.84	470,236	6,503,702	24.42%	26.42%	6.66%
	2020		1.000%	2.600%	8.84	21.43	492,217	5,383,692	-4.95%	-3.42%	5.24%
	2019		1.000%	2.600%	9.30	22.40	513,856	5,826,032	21.41%	23.37%	3.34%
LVIP BlackRock Real Estate Fund - Standard Class
	2023		1.002%	2.302%	9.41	21.48	458,584	5,226,546	10.49%	11.93%	2.80%
	2022		1.002%	2.302%	8.51	19.38	510,372	5,196,749	-30.27%	-29.36%	1.50%
	2021		1.002%	2.302%	12.18	27.69	552,186	7,954,162	25.11%	26.74%	6.84%
	2020		1.002%	2.302%	9.72	22.06	579,640	6,591,631	-4.43%	-3.18%	5.19%
	2019		1.002%	2.302%	10.16	23.00	705,761	8,286,865	22.08%	23.67%	3.42%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2023		1.002%	1.002%	35.81	35.81	165,757	5,936,141	32.48%	32.48%	0.17%
	2022		1.002%	1.002%	27.03	27.03	163,840	4,428,895	-27.65%	-27.65%	0.00%
	2021		1.002%	1.002%	37.36	37.36	168,934	6,311,459	29.23%	29.23%	0.00%
	2020		1.002%	1.002%	28.91	28.91	159,090	4,599,208	22.28%	22.28%	0.15%
	2019		1.002%	1.002%	23.64	23.64	146,318	3,459,338	18.44%	18.44%	0.47%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2023		0.550%	1.952%	7.18	40.79	29,622,892	231,307,729	31.56%	33.41%	0.40%
	2022		0.550%	1.952%	5.43	30.96	32,277,007	189,337,076	-28.15%	-27.14%	0.00%
	2021		0.550%	1.952%	7.50	43.02	35,057,402	283,492,570	28.33%	30.16%	0.00%
	2020		0.550%	1.952%	5.81	33.47	38,388,560	239,611,363	21.43%	23.15%	0.36%
	2019		0.550%	2.152%	4.75	27.52	42,553,087	216,675,644	17.40%	19.27%	0.67%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2023		1.000%	1.800%	17.24	19.69	64,736	1,183,313	15.36%	16.29%	0.04%
	2022		1.000%	1.800%	14.95	16.94	68,355	1,076,501	-25.12%	-24.52%	0.00%
	2021		1.000%	1.800%	19.96	22.44	74,604	1,555,950	10.99%	11.88%	0.00%
	2020		1.000%	1.800%	17.98	20.05	79,726	1,488,840	25.13%	26.13%	0.00%
	2019		1.000%	1.800%	14.37	15.90	74,799	1,120,528	22.37%	23.36%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2023		1.002%	2.302%	16.42	18.62	103,392	1,924,177	15.08%	16.58%	0.26%
	2022		1.002%	2.302%	14.27	15.97	116,105	1,853,551	-25.31%	-24.33%	0.00%
	2021		1.002%	2.302%	19.11	21.10	124,259	2,621,653	10.72%	12.16%	0.00%
	2020		1.002%	2.302%	17.26	18.82	132,118	2,485,413	24.80%	26.44%	0.00%
	2019		1.002%	2.302%	13.83	14.88	151,716	2,257,126	22.07%	23.67%	0.00%
LVIP Delaware Bond Fund - Service Class
	2023		1.002%	1.002%	15.84	15.84	1,235,527	19,573,929	4.51%	4.51%	2.85%
	2022		1.002%	1.002%	15.16	15.16	1,241,250	18,815,439	-14.86%	-14.86%	2.75%
	2021		1.002%	1.002%	17.80	17.80	1,311,345	23,347,147	-3.12%	-3.12%	1.63%
	2020		1.002%	1.002%	18.38	18.38	1,430,408	26,286,508	8.39%	8.39%	2.05%
	2019		1.002%	1.002%	16.95	16.95	1,407,852	23,869,244	7.74%	7.74%	2.76%
LVIP Delaware Bond Fund - Standard Class
	2023		0.550%	2.950%	9.21	19.34	8,815,962	100,426,059	2.85%	5.35%	3.06%
	2022		0.550%	2.950%	8.96	18.44	9,859,166	107,138,720	-16.21%	-14.17%	3.04%
	2021		0.550%	2.950%	11.24	21.58	10,949,241	139,400,872	-4.32%	-2.33%	1.93%
	2020		0.550%	2.600%	11.74	22.20	12,093,054	157,999,734	7.05%	9.27%	2.30%
	2019		0.550%	2.600%	10.89	20.41	12,884,305	155,033,864	6.40%	8.60%	2.98%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2023		1.000%	2.302%	8.84	10.43	506,339	5,197,557	2.92%	4.27%	4.96%
	2022		1.000%	2.302%	8.59	10.00	500,634	4,936,261	-2.43%	-1.16%	2.24%
	2021		1.000%	2.302%	8.81	10.12	495,162	4,933,983	-2.14%	-0.85%	0.93%
	2020		1.000%	2.302%	9.00	10.20	479,051	4,833,730	-1.19%	0.11%	1.32%
	2019		1.000%	2.302%	9.11	10.19	490,776	4,957,016	1.97%	3.30%	2.47%
LVIP Delaware Diversified Income Fund - Service Class
	2023		1.000%	2.950%	9.05	18.01	1,914,452	33,682,000	2.86%	4.88%	3.65%
	2022		1.000%	2.950%	8.80	17.17	2,023,409	33,992,977	-16.62%	-14.98%	2.89%
	2021		1.000%	2.950%	10.55	20.20	2,233,122	44,218,596	-4.48%	-2.60%	4.33%
	2020		1.000%	2.950%	11.04	20.74	2,401,090	48,937,762	7.48%	9.59%	2.47%
	2019		1.000%	2.950%	10.28	18.93	2,469,026	45,954,799	6.88%	8.99%	2.62%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Income Fund - Standard Class
	2023		1.002%	2.302%	$8.74	$18.96	2,438,277	$45,598,475	3.82%	5.18%	3.85%
	2022		1.002%	2.302%	12.27	18.03	2,704,034	48,251,950	-15.82%	-14.72%	3.17%
	2021		1.002%	2.302%	14.58	21.14	3,024,616	63,276,475	-3.54%	-2.28%	4.90%
	2020		1.002%	2.302%	15.11	21.63	3,385,801	72,656,344	8.51%	9.93%	2.75%
	2019		1.002%	2.302%	13.93	19.68	3,655,388	71,426,594	7.92%	9.33%	2.89%
LVIP Delaware High Yield Fund - Service Class
	2023		1.002%	1.002%	22.95	22.95	502,783	11,537,459	11.22%	11.22%	6.52%
	2022		1.002%	1.002%	20.63	20.63	514,833	10,622,394	-12.54%	-12.54%	5.83%
	2021		1.002%	1.002%	23.59	23.59	545,007	12,857,813	3.54%	3.54%	9.07%
	2020		1.002%	1.002%	22.78	22.78	559,291	12,743,255	5.82%	5.82%	5.70%
	2019		1.002%	1.002%	21.53	21.53	579,148	12,469,588	14.96%	14.96%	6.23%
LVIP Delaware High Yield Fund - Standard Class
	2023		1.002%	2.302%	19.40	24.08	613,211	14,735,803	10.10%	11.54%	6.56%
	2022		1.002%	2.302%	17.62	21.59	683,537	14,734,170	-13.43%	-12.29%	6.05%
	2021		1.002%	2.302%	20.35	24.61	765,383	18,808,738	2.53%	3.88%	9.57%
	2020		1.002%	2.302%	19.82	23.69	836,182	19,782,984	4.80%	6.17%	6.06%
	2019		1.002%	2.302%	18.88	22.32	980,094	21,844,703	13.78%	15.27%	6.56%
LVIP Delaware Limited-Term Diversified Income Fund - Service Class
	2023		1.000%	2.150%	10.12	12.53	100,371	1,197,592	2.45%	3.64%	3.08%
	2022		1.000%	2.150%	9.88	12.09	108,207	1,247,816	-6.44%	-5.36%	1.75%
	2021		1.000%	2.150%	10.56	12.77	176,014	2,176,133	-3.15%	-2.03%	1.36%
	2020		1.000%	2.150%	10.90	13.04	163,328	2,064,021	1.90%	3.08%	1.50%
	2019		1.000%	2.250%	10.47	12.65	145,748	1,777,867	2.45%	3.75%	2.42%
LVIP Delaware Mid Cap Value Fund - Service Class
	2023		1.002%	1.002%	47.32	47.32	852,766	40,349,866	9.75%	9.75%	1.32%
	2022		1.002%	1.002%	43.11	43.11	914,061	39,407,797	-10.10%	-10.10%	1.17%
	2021		1.002%	1.002%	47.95	47.95	960,686	46,069,631	30.14%	30.14%	1.03%
	2020		1.002%	1.002%	36.85	36.85	1,000,766	36,876,256	-0.84%	-0.84%	2.43%
	2019		1.002%	1.002%	37.16	37.16	1,093,637	40,638,607	28.67%	28.67%	0.86%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2023		0.550%	2.950%	9.76	62.75	5,907,606	330,601,670	8.01%	10.63%	1.59%
	2022		0.550%	2.950%	22.53	56.72	6,683,891	339,728,916	-11.52%	-9.37%	1.46%
	2021		0.550%	2.950%	40.41	62.58	7,321,050	412,585,360	28.92%	31.19%	1.33%
	2020		0.550%	2.302%	31.34	47.70	8,105,996	349,816,279	-1.76%	-0.04%	2.69%
	2019		0.550%	2.302%	31.91	48.29	9,220,149	399,862,529	27.46%	29.71%	1.15%
LVIP Delaware SMID Cap Core Fund - Service Class
	2023		1.002%	1.002%	46.61	46.61	688,742	32,103,964	14.94%	14.94%	0.93%
	2022		1.002%	1.002%	40.55	40.55	727,728	29,511,040	-14.85%	-14.85%	0.18%
	2021		1.002%	1.002%	47.62	47.62	761,819	36,279,802	21.60%	21.60%	0.57%
	2020		1.002%	1.002%	39.16	39.16	785,757	30,772,452	9.63%	9.63%	0.28%
	2019		1.002%	1.002%	35.72	35.72	819,486	29,272,949	27.97%	27.97%	0.29%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2023		0.550%	2.500%	8.69	62.03	21,157,368	200,868,817	13.58%	15.81%	1.09%
	2022		0.550%	2.500%	7.56	54.23	23,386,784	192,738,618	-15.86%	-14.20%	0.44%
	2021		0.550%	2.500%	8.88	64.01	25,323,982	244,447,153	20.14%	22.50%	0.97%
	2020		0.550%	2.500%	7.30	52.91	27,678,205	219,252,512	8.34%	10.48%	0.56%
	2019		0.550%	2.500%	6.66	48.49	31,265,971	225,325,231	26.43%	28.92%	0.56%
LVIP Delaware Social Awareness Fund - Service Class
	2023		1.002%	1.002%	49.36	49.36	810,778	40,022,677	28.43%	28.43%	0.68%
	2022		1.002%	1.002%	38.44	38.44	838,886	32,243,498	-20.79%	-20.79%	0.80%
	2021		1.002%	1.002%	48.53	48.53	866,819	42,063,579	24.74%	24.74%	0.51%
	2020		1.002%	1.002%	38.90	38.90	873,924	33,998,069	18.08%	18.08%	0.98%
	2019		1.002%	1.002%	32.95	32.95	929,344	30,618,644	30.20%	30.20%	1.76%
LVIP Delaware Social Awareness Fund - Standard Class
	2023		0.550%	2.252%	10.03	60.61	19,091,261	549,215,926	27.28%	29.46%	1.00%
	2022		0.550%	2.150%	20.65	47.40	21,086,314	470,703,839	-21.42%	-20.15%	1.11%
	2021		0.550%	2.150%	26.05	60.11	23,075,278	648,071,156	23.75%	25.74%	0.81%
	2020		0.550%	2.150%	20.87	48.41	25,538,585	573,056,593	17.14%	19.03%	1.30%
	2019		0.550%	2.152%	17.67	41.18	28,586,964	541,332,643	29.17%	31.25%	2.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware U.S. Growth Fund - Service Class
	2023		1.000%	1.750%	$43.06	$49.13	10,685	$497,638	45.34%	46.43%	0.00%
	2022		1.000%	1.750%	29.63	33.55	5,873	170,252	-29.13%	-28.60%	0.00%
	2021		1.000%	1.800%	41.48	46.99	6,158	262,471	15.64%	16.57%	0.00%
	2020		1.000%	1.800%	35.87	40.31	5,651	205,489	41.12%	42.26%	0.00%
	2019		1.000%	1.800%	25.42	28.34	3,715	98,204	24.62%	25.62%	0.00%
LVIP Delaware U.S. REIT Fund - Service Class
	2023		1.002%	1.002%	31.48	31.48	678,844	21,372,657	11.12%	11.12%	3.09%
	2022		1.002%	1.002%	28.33	28.33	717,661	20,332,860	-26.27%	-26.27%	2.84%
	2021		1.002%	1.002%	38.43	38.43	744,782	28,619,633	41.12%	41.12%	2.36%
	2020		1.002%	1.002%	27.23	27.23	776,003	21,130,083	-11.53%	-11.53%	1.68%
	2019		1.002%	1.002%	30.78	30.78	826,705	25,445,781	25.24%	25.24%	1.84%
LVIP Delaware U.S. REIT Fund - Standard Class
	2023		1.000%	2.600%	5.24	46.06	10,147,915	58,041,722	9.69%	11.46%	3.28%
	2022		1.000%	2.600%	4.71	41.33	11,360,649	58,302,245	-27.22%	-26.05%	3.03%
	2021		1.000%	2.600%	6.39	55.89	12,659,100	87,846,470	39.40%	41.64%	3.02%
	2020		1.000%	2.600%	4.53	39.46	13,758,271	67,438,333	-12.71%	-11.30%	2.05%
	2019		1.000%	2.600%	5.12	44.48	16,151,638	89,152,619	23.55%	25.55%	2.15%
LVIP Delaware Value Fund - Service Class
	2023		1.002%	1.002%	37.04	37.04	929,611	34,430,076	2.15%	2.15%	1.37%
	2022		1.002%	1.002%	36.26	36.26	1,009,009	36,584,321	-4.52%	-4.52%	1.53%
	2021		1.002%	1.002%	37.97	37.97	1,021,706	38,798,491	20.82%	20.82%	5.02%
	2020		1.002%	1.002%	31.43	31.43	1,075,271	33,794,857	-0.87%	-0.87%	1.79%
	2019		1.002%	1.002%	31.70	31.70	1,152,325	36,532,854	18.40%	18.40%	1.48%
LVIP Delaware Value Fund - Standard Class
	2023		0.550%	2.600%	6.03	45.12	17,193,627	115,922,504	0.83%	2.92%	1.64%
	2022		0.550%	2.600%	5.90	44.36	19,536,598	128,261,309	-5.75%	-3.80%	1.80%
	2021		0.550%	2.600%	6.18	46.67	20,837,422	143,133,359	19.28%	21.75%	5.62%
	2020		0.550%	2.600%	5.11	38.80	23,074,302	130,914,973	-2.17%	-0.14%	2.14%
	2019		0.550%	2.600%	5.15	39.32	26,796,409	152,870,801	16.89%	19.31%	1.76%
LVIP Delaware Wealth Builder Fund - Service Class
	2023		1.002%	1.002%	23.98	23.98	401,135	9,617,223	8.55%	8.55%	2.56%
	2022		1.002%	1.002%	22.09	22.09	419,809	9,272,518	-12.31%	-12.31%	1.94%
	2021		1.002%	1.002%	25.19	25.19	467,689	11,780,896	10.39%	10.39%	1.80%
	2020		1.002%	1.002%	22.82	22.82	496,448	11,327,806	4.31%	4.31%	1.77%
	2019		1.002%	1.002%	21.88	21.88	519,248	11,358,822	14.46%	14.46%	2.60%
LVIP Delaware Wealth Builder Fund - Standard Class
	2023		1.000%	1.800%	6.83	25.89	8,384,723	62,085,260	7.95%	8.82%	2.73%
	2022		1.000%	1.802%	6.29	23.92	9,252,285	62,957,653	-12.80%	-12.09%	2.20%
	2021		1.000%	1.802%	7.18	27.43	9,985,873	77,315,723	9.79%	10.67%	1.97%
	2020		1.000%	1.802%	6.51	24.99	11,161,615	78,161,004	3.73%	4.56%	1.94%
	2019		1.000%	1.802%	6.24	24.09	12,486,863	83,613,753	13.84%	14.75%	2.75%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2023		1.002%	1.002%	44.22	44.22	305,493	13,507,528	21.14%	21.14%	1.01%
	2022		1.002%	1.002%	36.50	36.50	340,582	12,431,344	-16.39%	-16.39%	1.01%
	2021		1.002%	1.002%	43.65	43.65	363,636	15,873,791	25.83%	25.83%	0.84%
	2020		1.002%	1.002%	34.69	34.69	376,703	13,068,250	14.84%	14.84%	1.21%
	2019		1.002%	1.002%	30.21	30.21	393,599	11,889,893	28.36%	28.36%	1.58%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2023		0.550%	2.152%	39.39	54.19	19,703,220	951,892,904	20.17%	22.11%	1.34%
	2022		0.550%	2.152%	32.64	44.38	21,806,315	866,994,273	-17.05%	-15.71%	1.32%
	2021		0.550%	2.152%	39.20	52.65	23,964,583	1,135,541,240	24.84%	26.85%	1.13%
	2020		0.550%	2.152%	31.27	41.66	26,783,200	1,005,042,656	13.92%	15.76%	1.52%
	2019		0.550%	2.600%	27.34	36.44	30,022,647	977,629,912	26.77%	29.40%	1.80%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2023		1.000%	2.150%	12.46	15.09	79,685	1,074,804	14.46%	15.79%	1.32%
	2022		1.000%	2.150%	10.89	13.03	88,379	1,032,671	-14.15%	-13.15%	1.35%
	2021		1.000%	2.150%	12.68	15.01	83,346	1,129,978	14.54%	15.86%	0.95%
	2020		1.000%	2.150%	11.07	12.95	73,647	864,425	9.99%	11.27%	0.90%
	2019		1.000%	2.150%	10.44	11.64	65,821	697,285	10.51%	11.39%	1.69%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2023		1.002%	2.152%	$12.41	$13.86	88,527	$1,222,796	14.75%	16.07%	1.60%
	2022		1.002%	2.152%	10.81	11.94	92,192	1,097,348	-13.93%	-12.94%	1.61%
	2021		1.002%	2.152%	12.56	13.72	95,830	1,312,432	14.82%	16.15%	1.12%
	2020		1.002%	2.152%	10.94	11.81	99,807	1,176,894	10.27%	11.54%	1.06%
	2019		1.002%	2.152%	9.92	10.59	104,759	1,107,759	10.39%	11.67%	1.74%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
	2023		1.000%	2.150%	11.14	16.66	777,361	12,796,937	7.43%	8.67%	3.03%
	2022		1.000%	2.150%	10.37	15.33	765,845	11,549,502	-13.93%	-12.93%	10.29%
	2021		1.000%	2.150%	12.05	17.61	715,466	12,389,215	6.21%	7.43%	5.30%
	2020		1.000%	2.150%	11.35	16.39	706,867	11,391,132	0.22%	1.38%	3.43%
	2019		1.000%	2.150%	11.32	16.16	693,432	11,044,685	5.06%	6.28%	3.53%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
	2023		1.002%	2.200%	8.91	17.28	774,792	13,367,124	7.65%	8.95%	3.13%
	2022		1.002%	2.152%	13.56	15.86	853,034	13,513,866	-13.71%	-12.71%	9.96%
	2021		1.002%	2.152%	15.72	18.17	916,462	16,642,488	6.47%	7.70%	5.45%
	2020		1.002%	2.152%	14.76	16.87	951,473	16,042,019	0.47%	1.63%	3.47%
	2019		1.002%	2.152%	14.69	16.60	1,085,614	18,011,039	5.32%	6.54%	3.70%
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
	2023		1.000%	1.800%	13.18	14.92	2,931	41,169	16.51%	17.44%	3.39%
	2022		1.000%	1.950%	11.31	15.96	3,985	50,419	-9.04%	-8.17%	7.36%
	2021		1.000%	1.950%	12.42	17.55	4,481	62,778	10.69%	11.75%	4.17%
	2020		1.000%	1.950%	11.20	15.85	4,894	61,873	-6.18%	-5.29%	2.27%
	2019		1.000%	2.150%	11.45	16.89	6,644	87,248	12.69%	13.99%	3.45%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
	2023		1.000%	2.150%	31.82	38.04	4,539	169,042	14.60%	15.92%	1.54%
	2022		1.000%	2.150%	27.77	32.82	3,954	126,592	-12.11%	-11.09%	2.44%
	2021		1.000%	2.150%	31.60	36.91	5,777	209,389	28.75%	30.24%	1.25%
	2020		1.000%	2.150%	24.54	28.34	12,785	359,105	0.54%	1.70%	2.84%
	2019		1.000%	2.150%	24.41	27.87	10,018	276,582	24.29%	25.72%	2.62%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
	2023		1.000%	2.150%	29.11	34.80	22,824	758,979	12.80%	14.10%	1.14%
	2022		1.000%	2.150%	25.81	30.50	30,004	884,921	-14.53%	-13.54%	3.11%
	2021		1.000%	2.150%	30.19	35.27	32,727	1,116,397	30.49%	31.99%	2.08%
	2020		1.000%	2.150%	23.14	26.72	40,736	1,054,789	3.47%	4.67%	3.31%
	2019		1.000%	2.150%	22.36	25.53	22,755	553,090	16.98%	18.33%	1.75%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2023		1.000%	2.150%	15.53	19.23	634,085	12,167,654	7.12%	8.36%	1.73%
	2022		1.000%	2.150%	14.50	17.75	666,079	11,796,400	-17.41%	-16.45%	2.33%
	2021		1.000%	2.150%	17.56	21.24	723,676	15,338,169	5.08%	6.30%	3.16%
	2020		1.000%	2.150%	16.71	19.99	784,446	15,644,463	4.54%	5.75%	1.90%
	2019		1.000%	2.150%	16.82	18.90	834,319	15,733,987	12.67%	13.58%	2.33%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2023		1.002%	1.952%	17.33	20.14	316,673	6,249,092	7.60%	8.63%	1.92%
	2022		1.002%	1.952%	16.11	18.54	343,392	6,323,614	-17.03%	-16.24%	2.45%
	2021		1.002%	1.952%	19.39	22.13	393,833	8,657,007	5.55%	6.56%	3.46%
	2020		1.002%	1.952%	18.34	20.77	423,893	8,745,410	5.01%	6.01%	1.97%
	2019		1.002%	1.952%	17.44	19.59	535,658	10,437,372	12.79%	13.86%	2.48%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2023		1.000%	2.300%	14.28	18.50	1,594,529	29,328,469	10.48%	11.92%	1.59%
	2022		1.000%	2.300%	12.93	16.53	1,761,582	28,955,229	-20.73%	-19.69%	2.19%
	2021		1.000%	2.300%	16.31	20.58	1,840,112	37,634,601	9.93%	11.37%	2.80%
	2020		1.000%	2.950%	12.79	18.48	2,028,994	36,988,040	2.52%	4.54%	1.89%
	2019		1.000%	2.950%	12.47	17.67	2,204,502	38,483,836	12.20%	14.41%	2.02%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2023		1.002%	2.152%	15.64	19.37	469,437	9,035,546	10.91%	12.20%	1.87%
	2022		1.002%	2.152%	14.10	17.26	506,424	8,700,012	-20.41%	-19.49%	2.31%
	2021		1.002%	2.152%	17.72	21.44	596,749	12,742,813	10.37%	11.65%	3.08%
	2020		1.002%	2.152%	16.06	19.20	647,896	12,396,074	3.60%	4.80%	2.09%
	2019		1.002%	2.152%	15.50	18.32	748,464	13,678,248	13.39%	14.70%	2.19%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2023		1.000%	2.600%	$14.12	$19.01	1,794,440	$33,610,093	8.69%	10.45%	1.64%
	2022		1.000%	2.600%	12.99	17.21	1,926,324	32,934,780	-19.70%	-18.40%	2.35%
	2021		1.000%	2.600%	16.18	21.09	2,022,977	42,385,360	7.71%	9.44%	2.76%
	2020		1.000%	2.600%	15.02	19.27	2,145,547	41,081,477	3.12%	4.78%	1.78%
	2019		1.000%	2.600%	14.57	18.39	2,391,417	43,723,368	11.79%	13.59%	2.06%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2023		1.002%	2.152%	16.08	19.91	588,391	11,528,978	9.46%	10.72%	1.83%
	2022		1.002%	2.152%	14.69	17.98	712,974	12,730,533	-19.14%	-18.20%	2.51%
	2021		1.002%	2.152%	18.17	21.98	791,940	17,299,970	8.46%	9.71%	3.07%
	2020		1.002%	2.152%	16.75	20.03	851,049	16,949,673	3.84%	5.04%	1.97%
	2019		1.002%	2.152%	16.13	19.07	999,196	18,959,873	12.57%	13.87%	2.22%
LVIP Government Money Market Fund - Service Class
	2023		1.002%	1.002%	10.33	10.33	1,119,050	11,556,367	3.45%	3.45%	4.39%
	2022		1.002%	1.002%	9.98	9.98	1,155,288	11,532,699	0.12%	0.12%	1.16%
	2021		1.002%	1.002%	9.97	9.97	988,036	9,851,057	-0.98%	-0.98%	0.01%
	2020		1.002%	1.002%	10.07	10.07	1,028,500	10,356,029	-0.79%	-0.79%	0.17%
	2019		1.002%	1.002%	10.15	10.15	695,082	7,054,681	0.53%	0.53%	1.53%
LVIP Government Money Market Fund - Standard Class
	2023		0.550%	2.152%	2.76	10.60	11,561,412	35,160,832	2.52%	4.18%	4.64%
	2022		0.550%	2.152%	2.67	10.22	12,094,204	35,542,021	-0.86%	0.74%	1.34%
	2021		0.550%	2.152%	2.67	10.19	10,580,964	30,926,925	-2.12%	-0.53%	0.01%
	2020		0.550%	2.152%	2.70	10.29	12,853,799	37,781,269	-1.86%	-0.27%	0.25%
	2019		0.550%	2.152%	2.73	10.37	11,770,430	35,027,010	-0.38%	1.23%	1.77%
LVIP JPMorgan Retirement Income Fund - Service Class
	2023		1.002%	1.002%	18.87	18.87	408,353	7,705,479	10.21%	10.21%	3.32%
	2022		1.002%	1.002%	17.12	17.12	423,276	7,246,847	-14.42%	-14.42%	1.85%
	2021		1.002%	1.002%	20.00	20.00	376,414	7,530,064	4.55%	4.55%	2.09%
	2020		1.002%	1.002%	19.13	19.13	362,069	6,927,770	8.12%	8.12%	2.25%
	2019		1.002%	1.002%	17.70	17.70	388,198	6,870,080	12.51%	12.51%	2.83%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2023		0.550%	2.950%	10.36	21.17	10,238,598	115,224,843	8.36%	10.99%	3.48%
	2022		0.550%	2.950%	9.40	19.17	11,347,520	115,609,147	-15.85%	-13.81%	1.94%
	2021		0.550%	2.950%	10.99	22.52	12,284,171	145,866,081	2.79%	5.29%	2.18%
	2020		0.550%	2.950%	10.52	21.66	13,649,771	154,616,900	6.30%	8.87%	2.48%
	2019		0.550%	2.950%	9.73	20.15	15,109,565	158,020,003	10.62%	13.31%	3.01%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2023		1.000%	2.150%	14.99	18.93	131,622	1,985,539	9.42%	10.69%	1.33%
	2022		1.000%	2.150%	13.54	17.10	131,802	1,797,108	-11.32%	-10.30%	1.15%
	2021		1.000%	2.150%	15.09	19.07	137,011	2,091,254	26.01%	27.47%	0.81%
	2020		1.000%	2.150%	11.84	14.96	120,457	1,451,129	-0.46%	0.69%	1.04%
	2019		1.000%	2.150%	11.76	14.85	100,382	1,203,086	13.40%	14.71%	1.05%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2023		1.002%	1.002%	15.35	15.35	103,766	1,593,069	10.96%	10.96%	1.42%
	2022		1.002%	1.002%	13.84	13.84	123,744	1,712,149	-10.07%	-10.07%	1.34%
	2021		1.002%	1.002%	15.39	15.39	148,380	2,282,950	27.79%	27.79%	1.13%
	2020		1.002%	1.002%	12.04	12.04	96,724	1,164,560	0.93%	0.93%	1.13%
	2019		1.002%	1.002%	11.93	11.93	107,414	1,281,340	15.00%	15.00%	1.24%
LVIP MFS International Growth Fund - Service Class
	2023		1.000%	2.150%	13.72	16.61	12,778	198,369	11.99%	13.28%	1.79%
	2022		1.000%	2.150%	12.26	14.67	15,141	209,385	-16.32%	-15.35%	0.71%
	2021		1.000%	2.150%	14.65	17.33	18,683	307,023	8.61%	9.87%	0.44%
	2020		1.000%	2.150%	14.14	15.77	21,701	325,792	12.21%	13.11%	0.69%
	2019		1.000%	1.800%	12.60	13.94	25,122	336,690	24.98%	25.98%	1.25%
LVIP MFS Value Fund - Service Class
	2023		1.000%	2.950%	21.65	26.21	53,178	1,364,244	4.66%	6.72%	1.52%
	2022		1.000%	2.950%	20.52	24.56	59,540	1,436,048	-9.03%	-7.24%	1.58%
	2021		1.000%	2.950%	22.38	26.48	61,183	1,594,911	22.45%	23.91%	1.04%
	2020		1.000%	2.150%	19.16	21.37	72,198	1,521,666	1.55%	2.37%	1.39%
	2019		1.000%	1.800%	18.87	20.88	80,232	1,651,460	27.21%	28.23%	1.36%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian Global Income Fund - Service Class
	2023		1.000%	2.150%	$9.05	$10.71	319,081	$3,350,031	1.56%	2.73%	0.00%
	2022		1.000%	2.150%	8.91	10.43	325,939	3,335,235	-17.15%	-16.19%	0.00%
	2021		1.000%	2.150%	10.76	12.44	353,050	4,316,000	-7.35%	-6.27%	2.82%
	2020		1.000%	2.150%	11.61	13.27	369,357	4,830,032	4.26%	5.46%	1.43%
	2019		1.000%	2.150%	11.14	12.59	378,388	4,700,447	4.20%	5.41%	2.38%
LVIP Mondrian Global Income Fund - Standard Class
	2023		1.002%	2.302%	8.42	11.15	205,275	2,261,042	1.65%	2.98%	0.00%
	2022		1.002%	2.302%	9.03	10.83	194,582	2,087,686	-17.07%	-15.98%	0.00%
	2021		1.002%	2.302%	10.89	12.89	236,908	3,032,171	-7.24%	-6.03%	2.99%
	2020		1.002%	2.302%	11.74	13.72	267,637	3,651,895	4.35%	5.72%	1.62%
	2019		1.002%	2.302%	11.25	12.98	299,611	3,870,306	4.31%	5.67%	2.57%
LVIP Mondrian International Value Fund - Service Class
	2023		1.002%	1.002%	22.24	22.24	865,622	19,248,987	18.62%	18.62%	3.08%
	2022		1.002%	1.002%	18.75	18.75	864,786	16,212,122	-11.87%	-11.87%	2.61%
	2021		1.002%	1.002%	21.27	21.27	843,177	17,935,132	9.88%	9.88%	3.14%
	2020		1.002%	1.002%	19.36	19.36	883,003	17,093,013	-6.16%	-6.16%	2.16%
	2019		1.002%	1.002%	20.63	20.63	919,450	18,966,134	16.78%	16.78%	3.47%
LVIP Mondrian International Value Fund - Standard Class
	2023		0.550%	2.600%	4.74	28.45	20,162,916	105,878,700	17.03%	19.45%	3.22%
	2022		0.550%	2.600%	4.00	24.12	22,235,003	98,355,937	-13.05%	-11.25%	2.73%
	2021		0.550%	2.600%	4.54	27.51	24,188,159	121,303,444	8.41%	10.65%	3.29%
	2020		0.550%	2.600%	4.14	25.18	26,950,440	122,872,598	-7.41%	-5.49%	2.31%
	2019		0.550%	2.600%	4.41	26.98	30,716,598	148,400,732	15.21%	17.60%	3.63%
LVIP SSGA Bond Index Fund - Service Class
	2023		1.000%	2.750%	8.94	12.14	404,956	4,652,263	2.18%	3.99%	2.53%
	2022		1.000%	2.750%	8.75	11.67	398,206	4,402,985	-16.00%	-14.52%	1.74%
	2021		1.000%	2.750%	10.41	13.65	448,393	5,833,359	-4.88%	-3.20%	1.71%
	2020		1.000%	2.750%	10.95	14.11	440,918	5,924,527	4.32%	6.16%	1.94%
	2019		1.000%	2.750%	11.43	13.29	353,623	4,469,051	5.67%	6.89%	2.59%
LVIP SSGA Bond Index Fund - Standard Class
	2023		1.002%	2.302%	9.90	11.96	655,534	7,826,436	2.90%	4.25%	3.35%
	2022		1.002%	2.302%	9.62	11.47	540,845	6,192,658	-15.42%	-14.31%	2.02%
	2021		1.002%	2.302%	11.37	13.39	640,133	8,554,655	-4.21%	-2.96%	1.82%
	2020		1.002%	2.302%	11.87	13.80	731,723	10,081,165	5.04%	6.41%	2.10%
	2019		1.002%	2.302%	11.30	12.97	688,335	8,911,869	5.78%	7.16%	2.95%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2023		1.000%	2.950%	12.10	17.40	633,206	10,779,152	9.93%	12.10%	2.26%
	2022		1.000%	2.950%	11.00	15.67	651,899	9,899,458	-17.03%	-15.40%	3.56%
	2021		1.000%	2.950%	13.26	18.70	686,551	12,323,155	9.03%	11.18%	4.88%
	2020		1.000%	2.950%	12.16	16.98	702,841	11,347,217	3.65%	5.69%	1.57%
	2019		1.000%	2.950%	11.74	16.22	781,076	11,940,403	12.11%	14.32%	2.30%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2023		1.002%	2.302%	15.49	18.05	241,224	4,330,472	10.92%	12.38%	2.47%
	2022		1.002%	2.302%	13.89	16.21	250,542	4,003,048	-16.28%	-15.18%	3.77%
	2021		1.002%	2.302%	16.51	19.30	273,721	5,157,030	10.02%	11.46%	4.92%
	2020		1.002%	2.302%	14.93	17.48	296,366	5,010,576	4.58%	5.95%	1.85%
	2019		1.002%	2.302%	14.21	16.66	321,844	5,136,546	13.12%	14.60%	2.45%
LVIP SSGA International Index Fund - Service Class
	2023		1.000%	2.150%	11.31	20.75	266,859	5,253,602	14.78%	16.11%	2.86%
	2022		1.000%	2.150%	9.85	17.88	277,198	4,653,801	-16.35%	-15.39%	4.22%
	2021		1.000%	2.150%	11.78	21.13	278,991	5,545,208	8.43%	9.68%	2.37%
	2020		1.000%	2.150%	10.86	19.26	272,698	4,911,367	5.30%	6.51%	2.34%
	2019		1.000%	2.150%	10.32	18.08	252,733	4,249,024	18.70%	20.07%	2.34%
LVIP SSGA International Index Fund - Standard Class
	2023		1.002%	1.002%	21.53	21.53	175,633	3,780,795	16.40%	16.40%	3.07%
	2022		1.002%	1.002%	18.49	18.49	203,482	3,763,143	-15.18%	-15.18%	4.31%
	2021		1.002%	1.802%	19.72	21.80	215,267	4,693,106	9.08%	9.95%	2.55%
	2020		1.002%	1.802%	18.07	19.83	218,160	4,325,769	5.92%	6.77%	2.58%
	2019		1.002%	1.802%	17.06	18.57	224,445	4,168,103	19.41%	20.37%	2.50%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Managed Volatility Fund - Service Class
	2023		1.002%	1.002%	$12.90	$12.90	74,107	$956,315	15.99%	15.99%	2.82%
	2022		1.002%	1.002%	11.13	11.13	70,661	786,168	-17.87%	-17.87%	3.79%
	2021		1.002%	1.002%	13.55	13.55	85,132	1,153,221	9.39%	9.39%	2.09%
	2020		1.002%	1.002%	12.38	12.38	77,155	955,450	-2.20%	-2.20%	1.84%
	2019		1.002%	1.002%	12.66	12.66	64,825	820,843	17.30%	17.30%	2.25%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2023		1.002%	1.002%	13.13	13.13	41,302	542,477	16.27%	16.27%	2.56%
	2022		1.002%	1.002%	11.30	11.30	45,720	516,451	-17.66%	-17.66%	4.09%
	2021		1.002%	1.002%	13.72	13.72	52,239	716,642	9.66%	9.66%	2.23%
	2020		1.002%	1.002%	12.51	12.51	52,887	661,624	-1.96%	-1.96%	1.57%
	2019		1.002%	1.002%	12.76	12.76	76,275	973,317	17.60%	17.60%	2.60%
LVIP SSGA S&P 500 Index Fund - Service Class
	2023		1.002%	1.002%	33.97	33.97	4,377,186	148,698,854	24.44%	24.44%	1.24%
	2022		1.002%	1.002%	27.30	27.30	4,539,194	123,914,007	-19.33%	-19.33%	1.24%
	2021		1.002%	1.002%	33.84	33.84	4,576,303	154,855,683	26.83%	26.83%	1.05%
	2020		1.002%	1.002%	26.68	26.68	4,648,011	124,013,698	16.56%	16.56%	1.39%
	2019		1.002%	1.002%	22.89	22.89	4,742,366	108,551,890	29.57%	29.57%	1.52%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2023		1.000%	2.600%	10.00	50.66	11,424,215	405,000,973	22.78%	24.76%	1.46%
	2022		1.000%	2.600%	23.72	41.00	12,402,344	352,602,714	-20.41%	-19.12%	1.45%
	2021		1.000%	2.600%	29.67	51.18	13,211,692	464,436,931	25.13%	27.14%	1.26%
	2020		1.000%	2.600%	23.60	40.63	14,320,045	396,000,010	15.00%	16.86%	1.58%
	2019		1.000%	2.600%	20.43	35.10	15,862,801	375,330,780	27.83%	29.89%	1.67%
LVIP SSGA Small-Cap Index Fund - Service Class
	2023		1.000%	2.600%	17.72	23.11	760,936	17,525,018	13.23%	15.05%	1.04%
	2022		1.000%	2.600%	15.65	20.09	792,599	15,869,119	-23.01%	-21.77%	0.94%
	2021		1.000%	2.600%	20.32	25.68	803,513	20,566,534	11.34%	13.13%	0.58%
	2020		1.000%	2.600%	18.25	22.70	836,459	18,924,296	15.85%	17.72%	0.84%
	2019		1.000%	2.600%	15.76	19.28	879,005	16,895,405	21.53%	23.48%	0.73%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2023		1.002%	2.152%	19.90	35.31	1,343,526	32,345,565	14.02%	15.34%	1.24%
	2022		1.002%	2.152%	17.45	30.91	1,477,694	30,850,080	-22.47%	-21.57%	1.16%
	2021		1.002%	2.152%	22.51	39.79	1,622,249	43,184,750	12.12%	13.41%	0.80%
	2020		1.002%	2.152%	20.08	35.42	1,680,998	39,456,741	16.66%	18.01%	1.05%
	2019		1.002%	2.152%	17.21	30.30	1,927,615	38,337,760	22.37%	23.79%	0.94%
LVIP T. Rowe Price 2010 Fund - Service Class
	2022		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.07%
	2021		1.000%	1.002%	17.72	17.72	124,637	2,208,544	7.25%	7.25%	2.76%
	2020		1.000%	1.002%	16.52	16.52	121,029	1,999,607	10.90%	10.90%	1.97%
	2019		1.002%	1.002%	14.90	14.90	129,092	1,923,122	14.28%	14.28%	2.85%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2022		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.18%
	2021		1.002%	1.302%	18.38	18.38	160,150	2,932,800	7.53%	7.53%	2.88%
	2020		1.002%	1.002%	17.09	17.09	148,492	2,538,326	11.17%	11.17%	2.24%
	2019		1.002%	1.002%	15.38	15.38	151,799	2,334,094	14.58%	14.58%	2.75%
LVIP T. Rowe Price 2020 Fund - Service Class
	2023		1.000%	1.002%	16.93	16.93	477,480	8,081,634	12.14%	12.14%	2.11%
	2022		1.000%	1.002%	15.09	15.10	541,344	8,170,693	-16.24%	-16.23%	2.56%
	2021		1.000%	1.002%	18.02	18.02	619,741	11,166,958	8.86%	8.86%	2.52%
	2020		1.000%	1.002%	16.55	16.56	750,750	12,427,044	11.86%	11.86%	2.13%
	2019		1.000%	1.002%	14.80	14.80	805,383	11,917,981	17.45%	17.46%	2.54%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2023		1.002%	1.952%	17.64	19.51	428,012	7,558,849	11.34%	12.41%	2.36%
	2022		1.002%	1.952%	15.69	17.52	480,921	7,556,168	-16.82%	-16.02%	2.79%
	2021		1.002%	1.952%	18.69	21.07	561,805	10,511,087	8.10%	9.13%	2.91%
	2020		1.002%	1.952%	17.12	19.49	604,160	10,361,489	11.08%	12.14%	2.33%
	2019		1.002%	1.952%	15.27	15.27	673,704	10,290,663	17.74%	17.74%	2.95%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2030 Fund - Service Class
	2023		1.000%	1.002%	$17.68	$17.68	1,567,348	$27,706,436	14.69%	14.69%	1.79%
	2022		1.000%	1.002%	15.41	15.42	1,705,649	26,289,836	-17.90%	-17.90%	1.93%
	2021		1.000%	1.002%	18.77	18.78	1,746,585	32,789,012	12.18%	12.18%	2.02%
	2020		1.000%	1.002%	16.74	16.74	1,778,395	29,761,908	13.82%	13.82%	2.01%
	2019		1.000%	1.002%	14.70	14.71	1,769,023	26,010,388	20.63%	20.63%	2.24%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2023		1.002%	1.002%	18.42	18.42	656,247	12,091,123	14.98%	14.98%	2.06%
	2022		1.002%	1.002%	16.02	16.02	684,172	10,963,295	-17.70%	-17.70%	2.26%
	2021		1.002%	1.002%	19.47	19.47	680,777	13,254,889	12.47%	12.47%	2.29%
	2020		1.002%	1.002%	17.31	17.31	702,073	12,154,472	14.10%	14.10%	2.26%
	2019		1.002%	1.002%	15.17	15.17	702,963	10,666,095	20.93%	20.93%	2.58%
LVIP T. Rowe Price 2040 Fund - Service Class
	2023		1.000%	1.002%	17.91	17.92	1,991,353	35,689,314	17.70%	17.71%	1.46%
	2022		1.000%	1.002%	15.21	15.23	2,042,736	31,103,934	-18.76%	-18.76%	1.58%
	2021		1.000%	1.002%	18.73	18.74	1,982,221	37,154,245	15.47%	15.48%	2.39%
	2020		1.000%	1.002%	16.22	16.23	1,987,742	32,264,841	15.18%	15.18%	1.91%
	2019		1.000%	1.002%	14.08	14.09	1,921,910	27,085,487	22.89%	22.90%	2.10%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2023		1.002%	1.952%	17.78	23.45	194,859	3,663,313	16.89%	18.00%	1.78%
	2022		1.002%	1.952%	15.11	20.06	177,642	2,834,782	-19.33%	-18.56%	1.68%
	2021		1.002%	1.952%	18.61	24.87	207,167	4,057,853	14.67%	15.76%	2.73%
	2020		1.002%	1.952%	16.12	21.69	213,378	3,614,383	14.37%	15.46%	1.99%
	2019		1.002%	1.952%	14.55	14.55	237,399	3,483,373	23.20%	23.20%	2.35%
LVIP T. Rowe Price 2050 Fund - Service Class
	2023		1.002%	1.002%	18.86	18.86	1,237,316	23,339,297	18.80%	18.80%	1.33%
	2022		1.002%	1.002%	15.88	15.88	1,248,365	19,821,690	-18.96%	-18.96%	1.54%
	2021		1.002%	1.002%	19.59	19.59	1,217,825	23,861,931	16.53%	16.53%	2.43%
	2020		1.002%	1.002%	16.81	16.81	1,205,900	20,276,562	15.44%	15.44%	1.91%
	2019		1.002%	1.002%	14.57	14.57	1,144,611	16,671,390	23.53%	23.53%	2.01%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2023		1.002%	1.002%	19.48	19.48	50,968	992,832	19.10%	19.10%	1.61%
	2022		1.002%	1.002%	16.36	16.36	48,465	792,657	-18.76%	-18.76%	1.61%
	2021		1.002%	1.302%	19.50	20.13	57,626	1,156,717	16.48%	16.83%	2.50%
	2020		1.002%	1.302%	16.74	17.23	59,738	1,026,741	15.38%	15.73%	1.98%
	2019		1.002%	1.302%	14.89	14.89	63,720	947,772	23.91%	23.91%	2.29%
LVIP T. Rowe Price 2060 Fund - Service Class
	2023		1.002%	1.002%	14.92	14.92	91,850	1,369,972	18.81%	18.81%	1.82%
	2022		1.002%	1.002%	12.55	12.55	51,667	648,642	-18.89%	-18.89%	2.90%
	2021		1.002%	1.002%	15.48	15.48	15,180	234,955	17.21%	17.21%	2.88%
	2020	5/22/20	1.002%	1.002%	13.20	13.20	5,798	76,554	31.12%	31.12%	5.23%
LVIP T. Rowe Price 2060 Fund - Standard Class
	2023		1.002%	1.002%	15.05	15.05	28,599	430,505	19.11%	19.11%	1.94%
	2022		1.002%	1.002%	12.64	12.64	20,009	252,879	-18.69%	-18.69%	2.02%
	2021		1.002%	1.002%	15.54	15.54	13,147	204,349	17.51%	17.51%	2.75%
	2020	6/17/20	1.002%	1.002%	13.23	13.23	2,456	32,486	22.83%	22.83%	2.59%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2023		1.000%	1.800%	33.85	38.65	20,584	786,298	43.35%	44.50%	0.00%
	2022		1.000%	1.950%	23.61	36.77	17,716	472,246	-42.01%	-41.46%	0.00%
	2021		1.000%	1.950%	40.65	63.41	16,971	773,124	17.86%	18.98%	0.00%
	2020		1.000%	1.950%	34.44	53.80	23,976	919,446	33.50%	34.77%	0.00%
	2019		1.000%	1.950%	25.76	40.30	27,487	786,860	28.21%	29.43%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2023		1.002%	1.002%	54.10	54.10	557,289	30,150,054	19.67%	19.67%	0.00%
	2022		1.002%	1.002%	45.21	45.21	571,769	25,849,758	-25.47%	-25.47%	0.00%
	2021		1.002%	1.002%	60.66	60.66	602,820	36,564,929	12.43%	12.43%	0.01%
	2020		1.002%	1.002%	53.95	53.95	623,299	33,627,521	30.06%	30.06%	0.00%
	2019		1.002%	1.002%	41.48	41.48	656,901	27,249,991	35.69%	35.69%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2023		1.000%	2.950%	$6.75	$66.01	24,687,179	$181,220,118	17.65%	19.97%	0.03%
	2022		1.000%	2.950%	5.64	55.47	27,135,453	166,049,981	-26.72%	-25.28%	0.02%
	2021		1.000%	2.950%	7.58	74.83	29,308,954	240,082,201	11.41%	12.71%	0.01%
	2020		1.000%	2.152%	6.74	66.92	32,975,282	239,770,908	28.89%	30.38%	0.00%
	2019		1.000%	2.152%	5.19	51.74	36,660,612	204,509,748	34.47%	36.03%	0.17%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2023		1.002%	2.302%	29.49	34.75	868,126	30,165,354	22.08%	23.66%	1.16%
	2022		1.002%	2.302%	24.16	28.10	843,534	23,701,628	-20.79%	-19.75%	0.97%
	2021		1.002%	2.302%	30.50	35.02	896,445	31,388,825	22.57%	24.17%	1.00%
	2020		1.002%	2.302%	24.89	28.20	949,549	26,776,243	16.81%	18.34%	1.17%
	2019		1.002%	2.302%	21.30	23.83	986,802	23,515,149	27.01%	28.67%	1.40%
LVIP Vanguard International Equity ETF Fund - Service Class
	2023		1.002%	2.302%	9.54	14.61	1,114,532	16,266,200	12.45%	13.92%	2.88%
	2022		1.002%	2.302%	11.03	12.83	1,033,132	13,237,617	-18.73%	-17.66%	2.39%
	2021		1.002%	2.302%	13.57	15.58	984,399	15,331,833	5.44%	6.81%	2.52%
	2020		1.002%	2.302%	12.87	14.58	1,007,289	14,687,575	8.10%	9.51%	1.97%
	2019		1.002%	2.302%	11.90	13.32	1,072,559	14,281,540	19.12%	20.69%	2.88%
LVIP Wellington Capital Growth Fund - Service Class
	2023		1.000%	1.750%	39.45	44.69	10,954	457,300	35.96%	36.98%	0.00%
	2022		1.000%	1.750%	29.02	32.63	10,196	309,419	-34.65%	-34.16%	0.00%
	2021		1.000%	1.750%	44.40	49.55	10,960	507,551	14.80%	15.66%	0.00%
	2020		1.000%	1.750%	42.84	42.84	16,458	676,322	41.25%	41.25%	0.00%
	2019		1.000%	1.000%	30.33	30.33	6,729	204,073	39.63%	39.63%	0.00%
LVIP Wellington SMID Cap Value Fund - Service Class
	2023		1.000%	2.600%	18.07	37.63	5,583	129,429	13.95%	15.78%	0.56%
	2022		1.000%	2.600%	15.86	32.81	7,966	160,044	-12.53%	-11.12%	0.50%
	2021		1.000%	2.600%	18.13	37.27	8,585	194,307	24.60%	26.61%	0.24%
	2020		1.000%	2.600%	14.55	29.72	11,579	206,548	-1.09%	0.51%	0.64%
	2019		1.000%	2.600%	14.71	29.85	13,466	241,042	26.93%	28.97%	0.77%
MFS® VIT Total Return Series - Initial Class
	2023		1.000%	2.950%	17.69	30.64	29,034	851,836	7.23%	9.34%	2.01%
	2022		1.000%	2.950%	16.49	28.03	32,009	861,651	-12.21%	-10.48%	1.68%
	2021		1.000%	2.950%	18.79	31.31	38,613	1,166,755	10.80%	12.98%	1.77%
	2020		1.000%	2.950%	16.96	27.71	47,467	1,273,421	6.62%	8.72%	2.23%
	2019		1.000%	2.950%	15.90	25.49	53,118	1,318,576	16.89%	19.19%	2.40%
MFS® VIT Utilities Series - Initial Class
	2023		1.000%	2.600%	4.05	69.41	19,227,307	85,545,449	-4.62%	-3.08%	3.45%
	2022		1.000%	2.600%	4.19	72.19	22,467,740	102,989,090	-1.83%	-0.25%	2.42%
	2021		1.000%	2.600%	4.22	72.95	23,446,998	108,112,075	11.16%	12.96%	1.72%
	2020		1.000%	2.600%	3.74	65.10	26,550,403	108,444,068	3.18%	4.85%	2.45%
	2019		1.000%	2.600%	3.58	62.59	31,004,084	120,856,902	21.86%	23.82%	3.95%
MFS® VIT Utilities Series - Service Class
	2023		1.002%	1.002%	50.45	50.45	728,633	36,756,516	-3.30%	-3.30%	3.32%
	2022		1.002%	1.002%	52.17	52.17	784,381	40,920,984	-0.52%	-0.52%	2.24%
	2021		1.002%	1.002%	52.44	52.44	799,755	41,942,610	12.69%	12.69%	1.53%
	2020		1.002%	1.002%	46.54	46.54	861,453	40,091,325	4.57%	4.57%	2.20%
	2019		1.002%	1.002%	44.51	44.51	935,263	41,624,812	23.56%	23.56%	3.78%
MFS® VIT II Core Equity Portfolio - Initial Class
	2023		1.000%	1.000%	46.02	46.02	2,006	92,319	21.92%	21.92%	0.54%
	2022		1.000%	1.000%	37.74	37.74	2,006	75,723	-18.09%	-18.09%	0.32%
	2021		1.000%	1.000%	46.08	46.08	2,006	92,451	24.07%	24.07%	0.43%
	2020		1.000%	1.000%	37.14	37.14	2,006	74,518	17.53%	17.53%	0.73%
	2019		1.000%	1.000%	31.60	31.60	1,839	58,113	31.88%	31.88%	1.31%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.000%	0.000%	—	—	—	—	0.00%	0.00%	2.02%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2023		0.550%	0.550%	$5.30	$5.30	30,031	$159,073	17.50%	17.50%	0.00%
	2022		0.550%	0.550%	4.51	4.51	30,016	135,314	-29.13%	-29.13%	0.00%
	2021		0.550%	0.550%	6.36	6.36	31,321	199,224	12.37%	12.37%	0.00%
	2020		0.550%	0.550%	5.66	5.66	31,297	177,150	39.21%	39.21%	0.00%
	2019		0.550%	0.550%	4.07	4.07	31,245	127,041	32.02%	32.02%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2023		1.000%	1.300%	40.61	43.40	2,359	100,631	9.57%	9.90%	1.03%
	2022		1.000%	1.750%	33.72	39.49	3,040	116,964	-11.32%	-10.65%	0.56%
	2021		1.000%	1.800%	38.02	44.20	4,805	208,842	30.43%	31.48%	0.63%
	2020		1.000%	1.800%	29.14	33.62	5,426	179,678	-4.36%	-3.59%	1.09%
	2019		1.000%	2.250%	30.45	34.87	4,188	142,707	14.15%	15.58%	0.65%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2023		0.550%	0.550%	4.80	4.80	17,481	83,938	26.20%	26.20%	0.35%
	2022		0.550%	0.550%	3.80	3.80	17,463	66,442	-18.90%	-18.90%	0.44%
	2021		0.550%	0.550%	4.69	4.69	17,446	81,843	22.80%	22.80%	0.38%
	2020		0.550%	0.550%	3.82	3.82	17,431	66,594	18.91%	18.91%	0.62%
	2019	4/30/19	0.550%	0.550%	3.21	3.21	21,466	68,968	9.00%	9.00%	0.41%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2023		1.000%	1.000%	10.26	10.26	3,970	40,739	-8.85%	-8.85%	15.76%
	2022		1.000%	1.000%	11.26	11.26	4,088	46,025	7.58%	7.58%	30.95%
	2021		1.000%	1.000%	10.47	10.47	1,566	16,383	31.79%	31.79%	4.12%
	2020		1.000%	1.000%	7.94	7.94	1,690	13,423	0.22%	0.22%	6.84%
	2019		1.000%	1.300%	7.67	7.92	2,385	18,880	9.91%	10.24%	3.88%
PIMCO VIT Total Return Portfolio - Administrative Class
	2023		1.002%	2.302%	9.04	11.31	1,395,750	15,752,294	3.52%	4.88%	3.56%
	2022		1.002%	2.302%	9.27	10.79	1,338,981	14,410,515	-16.25%	-15.16%	2.61%
	2021		1.002%	2.302%	11.07	12.72	1,476,070	18,734,683	-3.51%	-2.25%	1.82%
	2020		1.002%	2.302%	11.48	13.01	1,511,116	19,628,472	6.18%	7.57%	2.11%
	2019		1.002%	2.302%	10.81	12.09	1,425,698	17,222,648	5.89%	7.28%	3.01%
Putnam VT Global Health Care Fund - Class IB
	2023		1.000%	1.000%	45.07	45.07	1,076	48,507	8.05%	8.05%	0.31%
	2022		1.000%	1.000%	41.71	41.71	1,227	51,162	-5.62%	-5.62%	0.41%
	2021		1.000%	1.000%	44.19	44.19	1,459	64,472	18.21%	18.21%	1.10%
	2020		1.000%	1.000%	37.39	37.39	1,573	58,794	15.12%	15.12%	0.48%
	2019		1.000%	1.000%	32.47	32.47	1,442	46,840	29.00%	29.00%	0.00%
Templeton Global Bond VIP Fund - Class 2
	2023		1.000%	2.600%	10.30	16.21	87,989	1,314,291	0.24%	1.86%	0.00%
	2022		1.000%	2.600%	10.21	15.92	102,958	1,526,259	-7.39%	-5.90%	0.00%
	2021		1.000%	2.600%	10.95	16.91	114,165	1,813,421	-7.43%	-5.94%	0.00%
	2020		1.000%	2.600%	11.76	17.98	110,833	1,877,049	-7.71%	-6.22%	8.20%
	2019		1.000%	2.600%	12.66	19.17	121,977	2,213,144	-0.61%	1.00%	7.10%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received; thereby, a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2023:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$46,276	$55,374
AB VPS International Value Portfolio - Class B	1,106	16,730
AB VPS Sustainable Global Thematic Portfolio - Class B	1,912,757	2,870,058
Allspring VT Discovery All Cap Growth Fund - Class 2	9,678	5,834
Allspring VT Small Cap Growth Fund - Class 2	11,978	9,332
American Century VP Inflation Protection Fund - Class II	272,844	447,995
American Century VP International Fund - Class I	914	186
American Funds Global Growth Fund - Class 2	11,788,430	13,132,975
American Funds Growth Fund - Class 2	52,380,736	82,796,428
American Funds Growth-Income Fund - Class 2	20,937,427	29,882,887
American Funds International Fund - Class 2	2,331,562	14,797,468
Delaware VIP® Emerging Markets Series - Service Class	36,639	198,650
Delaware VIP® Small Cap Value Series - Service Class	8,402,566	20,180,254
DWS Alternative Asset Allocation VIP Portfolio - Class A	269,280	324,975
DWS Alternative Asset Allocation VIP Portfolio - Class B	382,855	316,747
DWS Equity 500 Index VIP Portfolio - Class A	18,074	33,701
DWS Small Cap Index VIP Portfolio - Class A	53,450	77,177
Fidelity® VIP Contrafund® Portfolio - Service Class	8,009,989	25,697,201
Fidelity® VIP Contrafund® Portfolio - Service Class 2	5,097,348	9,044,520
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	501,795	1,168,742
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	208,210	89,569
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	1,104,273	2,599,629
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	1,207,925	1,500,427
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	3,978,505	2,467,713
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	3,001,561	1,083,481
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	497,230	610,119
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	2,119,514	231,169
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	578,172	218,197
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	3,098,613	354,242
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	582,442	192,757
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	2,314,757	419,332
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	279,310	225,988
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	3,326,837	1,266,465
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	573,483	377,221
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	1,646,709	467,543
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	297,321	78,777

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	$1,796,687	$355,403
Fidelity® VIP Growth Portfolio - Service Class	10,470,887	11,695,829
Fidelity® VIP Growth Portfolio - Service Class 2	5,363,251	3,905,973
Fidelity® VIP Mid Cap Portfolio - Service Class 2	62,203	231,294
Franklin Income VIP Fund - Class 2	147,510	140,078
Franklin Mutual Shares VIP Fund - Class 2	129,510	155,445
Invesco V.I. Core Equity Fund - Series I Shares	8	3
Invesco V.I. EQV International Equity Fund - Series I Shares	47	226
Janus Henderson Global Research Portfolio - Institutional Shares	20,432	20,003
LVIP Baron Growth Opportunities Fund - Service Class	3,531,310	17,482,025
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,389,002	1,963,443
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	18,535,529	19,357,132
LVIP BlackRock Global Allocation Fund - Service Class	1,472,806	2,990,221
LVIP BlackRock Global Allocation Fund - Standard Class	565,802	2,619,511
LVIP BlackRock Inflation Protected Bond Fund - Service Class	501,574	917,582
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,021,478	3,404,993
LVIP BlackRock Real Estate Fund - Service Class	619,529	449,323
LVIP BlackRock Real Estate Fund - Standard Class	535,569	971,763
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	637,621	623,020
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,442,848	21,389,456
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	242,667	312,028
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	214,336	434,855
LVIP Delaware Bond Fund - Service Class	1,670,018	1,399,593
LVIP Delaware Bond Fund - Standard Class	3,343,052	12,758,198
LVIP Delaware Diversified Floating Rate Fund - Service Class	1,345,947	1,095,622
LVIP Delaware Diversified Income Fund - Service Class	2,088,152	3,073,959
LVIP Delaware Diversified Income Fund - Standard Class	2,544,486	6,156,341
LVIP Delaware High Yield Fund - Service Class	1,410,520	1,064,834
LVIP Delaware High Yield Fund - Standard Class	1,677,916	2,464,797
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	124,542	191,917
LVIP Delaware Mid Cap Value Fund - Service Class	4,107,063	3,513,319
LVIP Delaware Mid Cap Value Fund - Standard Class	31,509,440	43,336,530
LVIP Delaware SMID Cap Core Fund - Service Class	2,864,645	2,881,159
LVIP Delaware SMID Cap Core Fund - Standard Class	11,837,242	21,446,157
LVIP Delaware Social Awareness Fund - Service Class	4,289,590	2,934,633
LVIP Delaware Social Awareness Fund - Standard Class	42,575,331	55,892,355
LVIP Delaware U.S. Growth Fund - Service Class	234,610	14,768
LVIP Delaware U.S. REIT Fund - Service Class	1,147,353	1,878,921
LVIP Delaware U.S. REIT Fund - Standard Class	1,960,850	7,019,950
LVIP Delaware Value Fund - Service Class	2,908,249	4,034,944
LVIP Delaware Value Fund - Standard Class	7,508,201	16,331,227
LVIP Delaware Wealth Builder Fund - Service Class	652,410	927,937
LVIP Delaware Wealth Builder Fund - Standard Class	1,801,392	6,759,705
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,210,315	2,024,132
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	53,771,839	100,414,576
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	257,841	327,986
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	258,719	246,271
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	1,525,525	1,027,641
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	1,288,716	2,279,115
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	2,070	17,217
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	43,202	4,670
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	102,023	292,366
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	968,608	1,133,009
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	402,405	741,673
LVIP Global Growth Allocation Managed Risk Fund - Service Class	1,089,174	3,797,504
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	247,163	843,021
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	1,539,068	3,950,744
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	346,576	2,645,835
LVIP Government Money Market Fund - Service Class	2,341,410	2,318,058
LVIP Government Money Market Fund - Standard Class	7,573,467	7,955,636
LVIP JPMorgan Retirement Income Fund - Service Class	660,209	751,580

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP JPMorgan Retirement Income Fund - Standard Class	$5,083,469	$14,067,753
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	446,922	306,639
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	476,314	638,311
LVIP MFS International Growth Fund - Service Class	12,612	41,580
LVIP MFS Value Fund - Service Class	199,694	273,916
LVIP Mondrian Global Income Fund - Service Class	239,869	345,890
LVIP Mondrian Global Income Fund - Standard Class	351,666	275,338
LVIP Mondrian International Value Fund - Service Class	1,576,073	1,186,282
LVIP Mondrian International Value Fund - Standard Class	3,747,294	11,725,041
LVIP SSGA Bond Index Fund - Service Class	652,203	510,708
LVIP SSGA Bond Index Fund - Standard Class	3,344,922	1,902,879
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	639,468	814,219
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	321,010	421,727
LVIP SSGA International Index Fund - Service Class	633,635	678,805
LVIP SSGA International Index Fund - Standard Class	557,110	1,045,862
LVIP SSGA International Managed Volatility Fund - Service Class	132,756	75,152
LVIP SSGA International Managed Volatility Fund - Standard Class	163,214	213,558
LVIP SSGA S&P 500 Index Fund - Service Class	10,041,139	11,125,536
LVIP SSGA S&P 500 Index Fund - Standard Class	17,822,743	37,454,126
LVIP SSGA Small-Cap Index Fund - Service Class	1,078,120	1,596,116
LVIP SSGA Small-Cap Index Fund - Standard Class	1,290,896	3,812,212
LVIP T. Rowe Price 2020 Fund - Service Class	840,492	1,457,123
LVIP T. Rowe Price 2020 Fund - Standard Class	529,818	1,026,160
LVIP T. Rowe Price 2030 Fund - Service Class	3,168,626	4,095,535
LVIP T. Rowe Price 2030 Fund - Standard Class	1,716,941	1,563,341
LVIP T. Rowe Price 2040 Fund - Service Class	3,326,944	2,740,247
LVIP T. Rowe Price 2040 Fund - Standard Class	597,346	157,873
LVIP T. Rowe Price 2050 Fund - Service Class	2,572,731	1,957,821
LVIP T. Rowe Price 2050 Fund - Standard Class	152,401	72,056
LVIP T. Rowe Price 2060 Fund - Service Class	652,547	75,035
LVIP T. Rowe Price 2060 Fund - Standard Class	269,865	138,657
LVIP T. Rowe Price Growth Stock Fund - Service Class	221,429	130,052
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,610,050	2,653,404
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	382,279	18,377,683
LVIP Vanguard Domestic Equity ETF Fund - Service Class	3,876,456	2,877,201
LVIP Vanguard International Equity ETF Fund - Service Class	2,943,806	1,547,047
LVIP Wellington Capital Growth Fund - Service Class	64,116	37,928
LVIP Wellington SMID Cap Value Fund - Service Class	22,648	52,379
MFS® VIT Total Return Series - Initial Class	69,681	110,590
MFS® VIT Utilities Series - Initial Class	8,657,842	15,670,389
MFS® VIT Utilities Series - Service Class	3,817,928	3,574,593
MFS® VIT II Core Equity Portfolio - Initial Class	4,473	829
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	30	760
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,441	28,061
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,520	380
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	7,515	2,444
PIMCO VIT Total Return Portfolio - Administrative Class	2,890,626	1,922,844
Putnam VT Global Health Care Fund - Class IB	4,145	6,716
Templeton Global Bond VIP Fund - Class 2	33,865	276,034

5. Investments

The following is a summary of investments owned at December 31, 2023:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	23,803	$17.71	$421,559	$410,485
AB VPS International Value Portfolio - Class B	3,578	14.71	52,637	50,703
AB VPS Sustainable Global Thematic Portfolio - Class B	826,457	31.05	25,661,491	22,302,830
Allspring VT Discovery All Cap Growth Fund - Class 2	4,134	23.89	98,764	132,153

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Allspring VT Small Cap Growth Fund - Class 2	31,722	$7.86	$249,335	$310,239
American Century VP Inflation Protection Fund - Class II	343,373	9.37	3,217,405	3,634,852
American Century VP International Fund - Class I	3,544	10.58	37,497	35,565
American Funds Global Growth Fund - Class 2	3,505,140	33.44	117,211,879	96,928,788
American Funds Growth Fund - Class 2	9,654,781	98.20	948,099,542	707,748,662
American Funds Growth-Income Fund - Class 2	5,344,413	58.30	311,579,271	239,596,790
American Funds International Fund - Class 2	8,412,267	17.41	146,457,575	149,798,243
Delaware VIP® Emerging Markets Series - Service Class	47,484	21.98	1,043,700	1,010,256
Delaware VIP® Small Cap Value Series - Service Class	4,357,111	38.14	166,180,204	137,819,250
DWS Alternative Asset Allocation VIP Portfolio - Class A	94,919	12.74	1,209,270	1,278,752
DWS Alternative Asset Allocation VIP Portfolio - Class B	153,583	12.72	1,953,573	2,036,231
DWS Equity 500 Index VIP Portfolio - Class A	6,901	26.97	186,114	132,132
DWS Small Cap Index VIP Portfolio - Class A	42,584	13.63	580,423	598,430
Fidelity® VIP Contrafund® Portfolio - Service Class	4,237,177	48.30	204,655,673	139,284,240
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,050,869	46.83	96,042,180	67,260,563
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	278,188	12.45	3,463,446	3,785,103
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	66,576	12.40	825,548	850,095
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	469,116	15.11	7,088,337	7,253,444
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	361,522	15.01	5,426,446	5,490,531
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	430,222	15.31	6,586,700	6,369,296
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	554,014	15.25	8,448,713	8,299,837
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	187,612	25.90	4,859,158	4,753,316
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	330,633	25.72	8,503,890	8,299,064
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	99,723	24.84	2,477,110	2,367,328
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	412,663	24.71	10,196,914	9,607,261
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	48,429	25.13	1,217,027	1,168,147
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	349,953	24.98	8,741,827	8,255,234
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	43,384	22.69	984,388	978,990
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	673,389	22.58	15,205,127	14,070,481
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	45,826	12.73	583,362	567,924
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	316,710	12.69	4,019,050	3,792,766
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	56,690	12.58	713,161	692,881
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	374,686	12.55	4,702,314	4,455,367
Fidelity® VIP Growth Portfolio - Service Class	1,533,709	92.36	141,653,387	108,433,307
Fidelity® VIP Growth Portfolio - Service Class 2	619,300	89.92	55,687,450	45,628,138
Fidelity® VIP Mid Cap Portfolio - Service Class 2	44,998	34.69	1,560,972	1,440,719
Franklin Income VIP Fund - Class 2	71,216	14.20	1,011,270	1,057,161
Franklin Mutual Shares VIP Fund - Class 2	63,368	15.33	971,432	1,042,719
Invesco V.I. Core Equity Fund - Series I Shares	9	29.29	267	264
Invesco V.I. EQV International Equity Fund - Series I Shares	548	34.09	18,683	16,829
Janus Henderson Global Research Portfolio - Institutional Shares	9,153	61.10	559,230	356,635
LVIP Baron Growth Opportunities Fund - Service Class	2,417,664	71.99	174,054,878	95,375,951
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	459,311	20.22	9,287,260	8,828,605
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	9,219,932	20.30	187,192,275	160,366,186
LVIP BlackRock Global Allocation Fund - Service Class	2,245,787	11.49	25,792,863	24,879,891
LVIP BlackRock Global Allocation Fund - Standard Class	1,281,345	11.49	14,721,372	14,285,788
LVIP BlackRock Inflation Protected Bond Fund - Service Class	610,375	9.14	5,576,384	6,247,668
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	894,872	9.14	8,179,129	9,200,284
LVIP BlackRock Real Estate Fund - Service Class	742,500	7.40	5,493,012	6,234,339
LVIP BlackRock Real Estate Fund - Standard Class	695,852	7.51	5,226,546	5,963,534
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	135,954	43.66	5,936,141	5,010,784
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	5,110,982	45.26	231,307,729	142,709,749
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	64,022	18.48	1,183,313	1,085,625
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	98,965	19.44	1,924,177	1,790,793
LVIP Delaware Bond Fund - Service Class	1,669,703	11.72	19,573,929	22,355,205
LVIP Delaware Bond Fund - Standard Class	8,562,931	11.73	100,426,059	111,641,866
LVIP Delaware Diversified Floating Rate Fund - Service Class	536,328	9.69	5,197,557	5,344,235
LVIP Delaware Diversified Income Fund - Service Class	3,796,438	8.87	33,682,000	38,897,204
LVIP Delaware Diversified Income Fund - Standard Class	5,113,657	8.92	45,598,475	51,395,844
LVIP Delaware High Yield Fund - Service Class	2,728,177	4.23	11,537,459	13,550,586
LVIP Delaware High Yield Fund - Standard Class	3,485,289	4.23	14,735,803	17,481,782

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	129,596	$9.24	$1,197,592	$1,258,826
LVIP Delaware Mid Cap Value Fund - Service Class	1,018,473	39.62	40,349,866	37,795,313
LVIP Delaware Mid Cap Value Fund - Standard Class	8,271,659	39.97	330,601,670	287,600,156
LVIP Delaware SMID Cap Core Fund - Service Class	1,386,900	23.15	32,103,964	31,206,778
LVIP Delaware SMID Cap Core Fund - Standard Class	7,858,410	25.56	200,868,817	179,549,834
LVIP Delaware Social Awareness Fund - Service Class	882,237	45.37	40,022,677	34,196,300
LVIP Delaware Social Awareness Fund - Standard Class	11,984,549	45.83	549,215,926	436,685,346
LVIP Delaware U.S. Growth Fund - Service Class	51,924	9.58	497,638	473,653
LVIP Delaware U.S. REIT Fund - Service Class	1,619,386	13.20	21,372,657	20,629,480
LVIP Delaware U.S. REIT Fund - Standard Class	4,408,455	13.17	58,041,722	57,159,690
LVIP Delaware Value Fund - Service Class	1,365,189	25.22	34,430,076	33,927,437
LVIP Delaware Value Fund - Standard Class	4,593,355	25.24	115,922,504	107,415,003
LVIP Delaware Wealth Builder Fund - Service Class	856,310	11.23	9,617,223	11,059,641
LVIP Delaware Wealth Builder Fund - Standard Class	5,513,299	11.26	62,085,260	69,300,531
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	321,899	41.96	13,507,528	10,893,862
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	22,476,279	42.35	951,892,904	719,861,860
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	25,845	41.59	1,074,804	963,938
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	29,398	41.59	1,222,796	1,089,288
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	1,744,878	7.33	12,796,937	14,966,298
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	1,823,619	7.33	13,367,124	16,300,660
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	5,114	8.05	41,169	41,692
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	13,756	12.29	169,042	176,850
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	66,125	11.48	758,979	765,426
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,041,127	11.69	12,167,654	13,368,962
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	534,522	11.69	6,249,092	6,859,245
LVIP Global Growth Allocation Managed Risk Fund - Service Class	2,357,973	12.44	29,328,469	29,368,650
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	726,505	12.44	9,035,546	9,136,181
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	2,636,086	12.75	33,610,093	33,772,137
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	903,950	12.75	11,528,978	11,711,258
LVIP Government Money Market Fund - Service Class	1,155,637	10.00	11,556,367	11,556,368
LVIP Government Money Market Fund - Standard Class	3,516,083	10.00	35,160,832	35,160,872
LVIP JPMorgan Retirement Income Fund - Service Class	641,963	12.00	7,705,479	8,383,038
LVIP JPMorgan Retirement Income Fund - Standard Class	9,590,881	12.01	115,224,843	131,666,062
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	112,387	17.67	1,985,539	1,942,504
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	89,263	17.85	1,593,069	1,647,931
LVIP MFS International Growth Fund - Service Class	10,319	19.22	198,369	164,465
LVIP MFS Value Fund - Service Class	27,002	50.52	1,364,244	1,017,333
LVIP Mondrian Global Income Fund - Service Class	352,264	9.51	3,350,031	3,929,010
LVIP Mondrian Global Income Fund - Standard Class	234,913	9.63	2,261,042	2,589,988
LVIP Mondrian International Value Fund - Service Class	1,160,766	16.58	19,248,987	19,259,111
LVIP Mondrian International Value Fund - Standard Class	6,379,388	16.60	105,878,700	94,265,668
LVIP SSGA Bond Index Fund - Service Class	464,715	10.01	4,652,263	5,200,284
LVIP SSGA Bond Index Fund - Standard Class	782,174	10.01	7,826,436	8,434,446
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	967,434	11.14	10,779,152	10,794,238
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	388,697	11.14	4,330,472	4,427,117
LVIP SSGA International Index Fund - Service Class	502,112	10.46	5,253,602	4,694,235
LVIP SSGA International Index Fund - Standard Class	361,384	10.46	3,780,795	3,438,101
LVIP SSGA International Managed Volatility Fund - Service Class	100,866	9.48	956,315	926,301
LVIP SSGA International Managed Volatility Fund - Standard Class	57,260	9.47	542,477	516,978
LVIP SSGA S&P 500 Index Fund - Service Class	5,631,466	26.41	148,698,854	96,950,808
LVIP SSGA S&P 500 Index Fund - Standard Class	15,311,367	26.45	405,000,973	236,333,329
LVIP SSGA Small-Cap Index Fund - Service Class	564,486	31.05	17,525,018	15,611,321
LVIP SSGA Small-Cap Index Fund - Standard Class	1,039,850	31.11	32,345,565	28,708,343
LVIP T. Rowe Price 2020 Fund - Service Class	894,976	9.03	8,081,634	9,229,822
LVIP T. Rowe Price 2020 Fund - Standard Class	836,341	9.04	7,558,849	8,692,454
LVIP T. Rowe Price 2030 Fund - Service Class	2,546,079	10.88	27,706,436	27,961,380
LVIP T. Rowe Price 2030 Fund - Standard Class	1,109,888	10.89	12,091,123	12,211,960
LVIP T. Rowe Price 2040 Fund - Service Class	3,158,626	11.30	35,689,314	33,469,988
LVIP T. Rowe Price 2040 Fund - Standard Class	322,702	11.35	3,663,313	3,474,732
LVIP T. Rowe Price 2050 Fund - Service Class	1,911,803	12.21	23,339,297	20,668,877
LVIP T. Rowe Price 2050 Fund - Standard Class	80,869	12.28	992,832	909,168

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP T. Rowe Price 2060 Fund - Service Class	101,142	$13.55	$1,369,972	$1,305,276
LVIP T. Rowe Price 2060 Fund - Standard Class	31,699	13.58	430,505	423,004
LVIP T. Rowe Price Growth Stock Fund - Service Class	16,149	48.69	786,298	615,150
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,124,624	26.81	30,150,054	26,593,925
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,291,491	28.80	181,220,118	133,902,225
LVIP Vanguard Domestic Equity ETF Fund - Service Class	952,069	31.68	30,165,354	20,060,790
LVIP Vanguard International Equity ETF Fund - Service Class	1,390,868	11.70	16,266,200	15,302,141
LVIP Wellington Capital Growth Fund - Service Class	8,458	54.07	457,300	493,666
LVIP Wellington SMID Cap Value Fund - Service Class	5,139	25.19	129,429	102,009
MFS® VIT Total Return Series - Initial Class	36,622	23.26	851,836	824,581
MFS® VIT Utilities Series - Initial Class	2,652,572	32.25	85,545,449	77,000,208
MFS® VIT Utilities Series - Service Class	1,165,394	31.54	36,756,516	34,137,996
MFS® VIT II Core Equity Portfolio - Initial Class	3,336	27.67	92,319	85,483
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	5,973	26.63	159,073	151,866
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,385	15.76	100,631	93,928
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,517	33.35	83,938	66,025
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	7,461	5.46	40,739	61,950
PIMCO VIT Total Return Portfolio - Administrative Class	1,715,936	9.18	15,752,294	18,086,079
Putnam VT Global Health Care Fund - Class IB	2,991	16.22	48,507	44,151
Templeton Global Bond VIP Fund - Class 2	102,359	12.84	1,314,291	1,570,810

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	193	(978)	(785)
AB VPS International Value Portfolio - Class B	80	(1,861)	(1,781)
AB VPS Sustainable Global Thematic Portfolio - Class B	237,069	(1,654,921)	(1,417,852)
Allspring VT Discovery All Cap Growth Fund - Class 2	13	(140)	(127)
Allspring VT Small Cap Growth Fund - Class 2	275	(158)	117
American Century VP Inflation Protection Fund - Class II	13,250	(30,508)	(17,258)
American Century VP International Fund - Class I	184	—	184
American Funds Global Growth Fund - Class 2	49,959	(256,709)	(206,750)
American Funds Growth Fund - Class 2	357,882	(12,729,656)	(12,371,774)
American Funds Growth-Income Fund - Class 2	57,136	(664,505)	(607,369)
American Funds International Fund - Class 2	358,652	(6,083,712)	(5,725,060)
Delaware VIP® Emerging Markets Series - Service Class	954	(6,667)	(5,713)
Delaware VIP® Small Cap Value Series - Service Class	95,592	(3,255,657)	(3,160,065)
DWS Alternative Asset Allocation VIP Portfolio - Class A	11,325	(20,551)	(9,226)
DWS Alternative Asset Allocation VIP Portfolio - Class B	16,829	(20,810)	(3,981)
DWS Equity 500 Index VIP Portfolio - Class A	1,359	(7,221)	(5,862)
DWS Small Cap Index VIP Portfolio - Class A	2,024	(10,038)	(8,014)
Fidelity® VIP Contrafund® Portfolio - Service Class	228,044	(4,217,263)	(3,989,219)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	39,794	(173,479)	(133,685)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	30,244	(94,484)	(64,240)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	15,570	(7,315)	8,255
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	75,483	(206,060)	(130,577)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	90,075	(120,774)	(30,699)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	302,788	(192,857)	109,931
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	224,951	(84,618)	140,333
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	31,534	(44,332)	(12,798)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	152,690	(18,230)	134,460
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	37,346	(14,706)	22,640
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	213,553	(24,726)	188,827
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	39,170	(13,469)	25,701
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	156,726	(30,500)	126,226
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	18,138	(15,227)	2,911
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	220,515	(88,285)	132,230
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	41,875	(26,812)	15,063

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	117,366	(33,577)	83,789
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	21,125	(5,469)	15,656
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	127,993	(25,504)	102,489
Fidelity® VIP Growth Portfolio - Service Class	1,181,167	(2,551,005)	(1,369,838)
Fidelity® VIP Growth Portfolio - Service Class 2	60,066	(68,115)	(8,049)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,685	(6,496)	(4,811)
Franklin Income VIP Fund - Class 2	1,741	(6,427)	(4,686)
Franklin Mutual Shares VIP Fund - Class 2	1,728	(7,531)	(5,803)
Janus Henderson Global Research Portfolio - Institutional Shares	486	(4,541)	(4,055)
LVIP Baron Growth Opportunities Fund - Service Class	137,197	(1,719,180)	(1,581,983)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	24,085	(84,217)	(60,132)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	39,266	(2,757,981)	(2,718,715)
LVIP BlackRock Global Allocation Fund - Service Class	50,866	(145,164)	(94,298)
LVIP BlackRock Global Allocation Fund - Standard Class	10,074	(128,642)	(118,568)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	42,336	(90,314)	(47,978)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	83,726	(326,700)	(242,974)
LVIP BlackRock Real Estate Fund - Service Class	51,873	(44,620)	7,253
LVIP BlackRock Real Estate Fund - Standard Class	40,792	(92,580)	(51,788)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	21,019	(19,102)	1,917
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	184,067	(2,838,182)	(2,654,115)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	14,619	(18,238)	(3,619)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11,800	(24,513)	(12,713)
LVIP Delaware Bond Fund - Service Class	81,531	(87,254)	(5,723)
LVIP Delaware Bond Fund - Standard Class	35,291	(1,078,495)	(1,043,204)
LVIP Delaware Diversified Floating Rate Fund - Service Class	110,623	(104,918)	5,705
LVIP Delaware Diversified Income Fund - Service Class	59,875	(168,832)	(108,957)
LVIP Delaware Diversified Income Fund - Standard Class	51,962	(317,719)	(265,757)
LVIP Delaware High Yield Fund - Service Class	35,283	(47,333)	(12,050)
LVIP Delaware High Yield Fund - Standard Class	34,678	(105,004)	(70,326)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	7,530	(15,366)	(7,836)
LVIP Delaware Mid Cap Value Fund - Service Class	15,260	(76,555)	(61,295)
LVIP Delaware Mid Cap Value Fund - Standard Class	8,797	(785,082)	(776,285)
LVIP Delaware SMID Cap Core Fund - Service Class	25,200	(64,186)	(38,986)
LVIP Delaware SMID Cap Core Fund - Standard Class	69,731	(2,299,147)	(2,229,416)
LVIP Delaware Social Awareness Fund - Service Class	34,266	(62,374)	(28,108)
LVIP Delaware Social Awareness Fund - Standard Class	17,966	(2,013,019)	(1,995,053)
LVIP Delaware U.S. Growth Fund - Service Class	5,355	(543)	4,812
LVIP Delaware U.S. REIT Fund - Service Class	21,909	(60,726)	(38,817)
LVIP Delaware U.S. REIT Fund - Standard Class	37,012	(1,249,746)	(1,212,734)
LVIP Delaware Value Fund - Service Class	29,896	(109,294)	(79,398)
LVIP Delaware Value Fund - Standard Class	89,195	(2,432,166)	(2,342,971)
LVIP Delaware Wealth Builder Fund - Service Class	21,393	(40,067)	(18,674)
LVIP Delaware Wealth Builder Fund - Standard Class	23,607	(891,169)	(867,562)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	14,145	(49,234)	(35,089)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	18,285	(2,121,380)	(2,103,095)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	16,803	(25,497)	(8,694)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	14,567	(18,232)	(3,665)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	77,002	(65,486)	11,516
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	54,702	(132,944)	(78,242)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	51	(1,105)	(1,054)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	684	(99)	585
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	1,739	(8,919)	(7,180)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	28,016	(60,010)	(31,994)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	10,789	(37,508)	(26,719)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	47,473	(214,526)	(167,053)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	7,467	(44,454)	(36,987)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	87,495	(219,379)	(131,884)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	13,850	(138,433)	(124,583)
LVIP Government Money Market Fund - Service Class	204,523	(240,761)	(36,238)
LVIP Government Money Market Fund - Standard Class	2,364,960	(2,897,752)	(532,792)
LVIP JPMorgan Retirement Income Fund - Service Class	26,060	(40,983)	(14,923)
LVIP JPMorgan Retirement Income Fund - Standard Class	115,300	(1,224,222)	(1,108,922)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	21,698	(21,878)	(180)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	24,942	(44,920)	(19,978)
LVIP MFS International Growth Fund - Service Class	210	(2,573)	(2,363)
LVIP MFS Value Fund - Service Class	4,282	(10,644)	(6,362)
LVIP Mondrian Global Income Fund - Service Class	25,910	(32,768)	(6,858)
LVIP Mondrian Global Income Fund - Standard Class	35,251	(24,558)	10,693
LVIP Mondrian International Value Fund - Service Class	54,736	(53,900)	836
LVIP Mondrian International Value Fund - Standard Class	127,130	(2,199,217)	(2,072,087)
LVIP SSGA Bond Index Fund - Service Class	51,668	(44,918)	6,750
LVIP SSGA Bond Index Fund - Standard Class	276,900	(162,211)	114,689
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	30,373	(49,066)	(18,693)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	14,370	(23,688)	(9,318)
LVIP SSGA International Index Fund - Service Class	27,191	(37,530)	(10,339)
LVIP SSGA International Index Fund - Standard Class	23,108	(50,957)	(27,849)
LVIP SSGA International Managed Volatility Fund - Service Class	9,596	(6,150)	3,446
LVIP SSGA International Managed Volatility Fund - Standard Class	12,449	(16,867)	(4,418)
LVIP SSGA S&P 500 Index Fund - Service Class	184,169	(346,177)	(162,008)
LVIP SSGA S&P 500 Index Fund - Standard Class	105,380	(1,083,509)	(978,129)
LVIP SSGA Small-Cap Index Fund - Service Class	40,432	(72,095)	(31,663)
LVIP SSGA Small-Cap Index Fund - Standard Class	33,183	(167,351)	(134,168)
LVIP T. Rowe Price 2020 Fund - Service Class	26,596	(90,460)	(63,864)
LVIP T. Rowe Price 2020 Fund - Standard Class	5,709	(58,618)	(52,909)
LVIP T. Rowe Price 2030 Fund - Service Class	119,647	(257,948)	(138,301)
LVIP T. Rowe Price 2030 Fund - Standard Class	60,607	(88,532)	(27,925)
LVIP T. Rowe Price 2040 Fund - Service Class	122,578	(173,961)	(51,383)
LVIP T. Rowe Price 2040 Fund - Standard Class	25,649	(8,432)	17,217
LVIP T. Rowe Price 2050 Fund - Service Class	98,736	(109,785)	(11,049)
LVIP T. Rowe Price 2050 Fund - Standard Class	6,280	(3,777)	2,503
LVIP T. Rowe Price 2060 Fund - Service Class	45,548	(5,365)	40,183
LVIP T. Rowe Price 2060 Fund - Standard Class	18,719	(10,129)	8,590
LVIP T. Rowe Price Growth Stock Fund - Service Class	6,266	(3,398)	2,868
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	35,821	(50,301)	(14,480)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	74,458	(2,522,732)	(2,448,274)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	114,405	(89,813)	24,592
LVIP Vanguard International Equity ETF Fund - Service Class	188,968	(107,568)	81,400
LVIP Wellington Capital Growth Fund - Service Class	1,645	(887)	758
LVIP Wellington SMID Cap Value Fund - Service Class	150	(2,533)	(2,383)
MFS® VIT Total Return Series - Initial Class	689	(3,664)	(2,975)
MFS® VIT Utilities Series - Initial Class	145,690	(3,386,123)	(3,240,433)
MFS® VIT Utilities Series - Service Class	14,211	(69,959)	(55,748)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	15	—	15
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	7	(688)	(681)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	18	—	18
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	71	(189)	(118)
PIMCO VIT Total Return Portfolio - Administrative Class	229,959	(173,190)	56,769
Putnam VT Global Health Care Fund - Class IB	—	(151)	(151)
Templeton Global Bond VIP Fund - Class 2	2,667	(17,636)	(14,969)

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	86	(1,035)	(949)
AB VPS International Value Portfolio - Class B	307	(459)	(152)
AB VPS Sustainable Global Thematic Portfolio - Class B	139,592	(1,563,122)	(1,423,530)
Allspring VT Discovery All Cap Growth Fund - Class 2	13	(1,036)	(1,023)
Allspring VT Small Cap Growth Fund - Class 2	452	(1,048)	(596)
American Century VP Inflation Protection Fund - Class II	12,318	(49,293)	(36,975)
American Century VP International Fund - Class I	186	—	186
American Funds Global Growth Fund - Class 2	31,052	(287,099)	(256,047)
American Funds Growth Fund - Class 2	79,971	(14,774,099)	(14,694,128)
American Funds Growth-Income Fund - Class 2	45,320	(625,143)	(579,823)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds International Fund - Class 2	283,748	(5,183,250)	(4,899,502)
BlackRock Global Allocation V.I. Fund - Class I	22,767	(650,317)	(627,550)
BlackRock Global Allocation V.I. Fund - Class III	13,892	(770,349)	(756,457)
Delaware VIP® Emerging Markets Series - Service Class	4,969	(5,180)	(211)
Delaware VIP® Small Cap Value Series - Service Class	134,257	(3,142,593)	(3,008,336)
DWS Alternative Asset Allocation VIP Portfolio - Class A	25,153	(34,520)	(9,367)
DWS Alternative Asset Allocation VIP Portfolio - Class B	18,693	(9,932)	8,761
DWS Equity 500 Index VIP Portfolio - Class A	1,680	(7,797)	(6,117)
DWS Small Cap Index VIP Portfolio - Class A	1,543	(5,969)	(4,426)
Fidelity® VIP Contrafund® Portfolio - Service Class	194,322	(4,502,489)	(4,308,167)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	26,298	(194,475)	(168,177)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	23,464	(54,839)	(31,375)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	36,575	(79,393)	(42,818)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	153,450	(162,923)	(9,473)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	122,684	(68,168)	54,516
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	112,490	(104,037)	8,453
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	161,449	(43,785)	117,664
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	54,959	(29,354)	25,605
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	116,631	(15,750)	100,881
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	30,390	(22,879)	7,511
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	165,770	(34,551)	131,219
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	5,706	(922)	4,784
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	159,256	(26,513)	132,743
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	14,709	(20,277)	(5,568)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	192,138	(26,683)	165,455
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	3,231	(17,683)	(14,452)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	99,635	(10,376)	89,259
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	12,203	(16,235)	(4,032)
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	107,876	(4,673)	103,203
Fidelity® VIP Growth Portfolio - Service Class	904,698	(3,597,283)	(2,692,585)
Fidelity® VIP Growth Portfolio - Service Class 2	53,951	(62,087)	(8,136)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,789	(9,148)	(5,359)
Franklin Income VIP Fund - Class 2	7,238	(14,155)	(6,917)
Franklin Mutual Shares VIP Fund - Class 2	181	(10,726)	(10,545)
Invesco V.I. EQV International Equity Fund - Series I Shares	—	(489)	(489)
Janus Henderson Global Research Portfolio - Institutional Shares	611	(5,162)	(4,551)
LVIP Baron Growth Opportunities Fund - Service Class	82,244	(1,935,482)	(1,853,238)
LVIP BlackRock Advantage Allocation Fund - Service Class	14,891	(622,857)	(607,966)
LVIP BlackRock Advantage Allocation Fund - Standard Class	2,494	(158,997)	(156,503)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	89,940	(38,416)	51,524
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	209,065	(2,537,335)	(2,328,270)
LVIP BlackRock Global Allocation Fund - Service Class	1,419,083	(119,929)	1,299,154
LVIP BlackRock Global Allocation Fund - Standard Class	943,103	(83,271)	859,832
LVIP BlackRock Inflation Protected Bond Fund - Service Class	138,807	(111,826)	26,981
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	187,204	(205,552)	(18,348)
LVIP BlackRock Real Estate Fund - Service Class	69,637	(42,444)	27,193
LVIP BlackRock Real Estate Fund - Standard Class	54,832	(96,646)	(41,814)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	14,991	(20,085)	(5,094)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	50,968	(2,831,363)	(2,780,395)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	14,380	(20,629)	(6,249)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	15,724	(23,878)	(8,154)
LVIP Delaware Bond Fund - Service Class	72,785	(142,880)	(70,095)
LVIP Delaware Bond Fund - Standard Class	72,049	(1,162,124)	(1,090,075)
LVIP Delaware Diversified Floating Rate Fund - Service Class	115,501	(110,029)	5,472
LVIP Delaware Diversified Income Fund - Service Class	40,822	(250,535)	(209,713)
LVIP Delaware Diversified Income Fund - Standard Class	57,407	(377,989)	(320,582)
LVIP Delaware High Yield Fund - Service Class	39,791	(69,965)	(30,174)
LVIP Delaware High Yield Fund - Standard Class	39,477	(121,323)	(81,846)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	24,671	(92,478)	(67,807)
LVIP Delaware Mid Cap Value Fund - Service Class	28,005	(74,630)	(46,625)
LVIP Delaware Mid Cap Value Fund - Standard Class	11,935	(649,094)	(637,159)
LVIP Delaware SMID Cap Core Fund - Service Class	24,118	(58,209)	(34,091)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware SMID Cap Core Fund - Standard Class	31,695	(1,968,893)	(1,937,198)
LVIP Delaware Social Awareness Fund - Service Class	36,379	(64,312)	(27,933)
LVIP Delaware Social Awareness Fund - Standard Class	41,141	(2,030,105)	(1,988,964)
LVIP Delaware U.S. Growth Fund - Service Class	313	(598)	(285)
LVIP Delaware U.S. REIT Fund - Service Class	26,138	(53,259)	(27,121)
LVIP Delaware U.S. REIT Fund - Standard Class	159,214	(1,457,665)	(1,298,451)
LVIP Delaware Value Fund - Service Class	57,707	(70,404)	(12,697)
LVIP Delaware Value Fund - Standard Class	367,596	(1,668,420)	(1,300,824)
LVIP Delaware Wealth Builder Fund - Service Class	21,400	(69,280)	(47,880)
LVIP Delaware Wealth Builder Fund - Standard Class	171,199	(904,787)	(733,588)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	22,725	(45,779)	(23,054)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,226	(2,161,494)	(2,158,268)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	9,611	(4,578)	5,033
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	17,275	(20,913)	(3,638)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	108,239	(57,860)	50,379
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	69,213	(132,641)	(63,428)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	194	(690)	(496)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	550	(2,373)	(1,823)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	3,411	(6,134)	(2,723)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	25,712	(83,309)	(57,597)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	29,597	(80,038)	(50,441)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	54,797	(133,327)	(78,530)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	7,398	(97,723)	(90,325)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	65,610	(162,263)	(96,653)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	8,966	(87,932)	(78,966)
LVIP Government Money Market Fund - Service Class	596,031	(428,779)	167,252
LVIP Government Money Market Fund - Standard Class	4,600,822	(3,087,582)	1,513,240
LVIP JPMorgan Retirement Income Fund - Service Class	127,598	(80,736)	46,862
LVIP JPMorgan Retirement Income Fund - Standard Class	239,827	(1,176,478)	(936,651)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	15,573	(20,782)	(5,209)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	26,306	(50,942)	(24,636)
LVIP MFS International Growth Fund - Service Class	1,789	(5,331)	(3,542)
LVIP MFS Value Fund - Service Class	10,982	(12,625)	(1,643)
LVIP Mondrian Global Income Fund - Service Class	17,081	(44,192)	(27,111)
LVIP Mondrian Global Income Fund - Standard Class	6,372	(48,698)	(42,326)
LVIP Mondrian International Value Fund - Service Class	67,642	(46,033)	21,609
LVIP Mondrian International Value Fund - Standard Class	235,779	(2,188,935)	(1,953,156)
LVIP SSGA Bond Index Fund - Service Class	96,818	(147,005)	(50,187)
LVIP SSGA Bond Index Fund - Standard Class	76,929	(176,217)	(99,288)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	27,133	(61,785)	(34,652)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	13,442	(36,621)	(23,179)
LVIP SSGA International Index Fund - Service Class	24,120	(25,913)	(1,793)
LVIP SSGA International Index Fund - Standard Class	22,719	(34,504)	(11,785)
LVIP SSGA International Managed Volatility Fund - Service Class	10,563	(25,034)	(14,471)
LVIP SSGA International Managed Volatility Fund - Standard Class	2,872	(9,391)	(6,519)
LVIP SSGA S&P 500 Index Fund - Service Class	235,674	(272,783)	(37,109)
LVIP SSGA S&P 500 Index Fund - Standard Class	118,992	(928,340)	(809,348)
LVIP SSGA Small-Cap Index Fund - Service Class	43,815	(54,729)	(10,914)
LVIP SSGA Small-Cap Index Fund - Standard Class	33,021	(177,576)	(144,555)
LVIP T. Rowe Price 2010 Fund - Service Class	13,040	(137,677)	(124,637)
LVIP T. Rowe Price 2010 Fund - Standard Class	6,646	(166,796)	(160,150)
LVIP T. Rowe Price 2020 Fund - Service Class	28,720	(107,117)	(78,397)
LVIP T. Rowe Price 2020 Fund - Standard Class	37,217	(118,101)	(80,884)
LVIP T. Rowe Price 2030 Fund - Service Class	136,305	(177,241)	(40,936)
LVIP T. Rowe Price 2030 Fund - Standard Class	80,950	(77,555)	3,395
LVIP T. Rowe Price 2040 Fund - Service Class	143,369	(82,854)	60,515
LVIP T. Rowe Price 2040 Fund - Standard Class	8,641	(38,166)	(29,525)
LVIP T. Rowe Price 2050 Fund - Service Class	102,451	(71,911)	30,540
LVIP T. Rowe Price 2050 Fund - Standard Class	6,225	(15,386)	(9,161)
LVIP T. Rowe Price 2060 Fund - Service Class	37,194	(707)	36,487
LVIP T. Rowe Price 2060 Fund - Standard Class	7,722	(860)	6,862
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,552	(807)	745

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	29,194	(60,245)	(31,051)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	177,805	(2,351,306)	(2,173,501)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	71,814	(124,725)	(52,911)
LVIP Vanguard International Equity ETF Fund - Service Class	144,265	(95,532)	48,733
LVIP Wellington Capital Growth Fund - Service Class	12	(776)	(764)
LVIP Wellington SMID Cap Value Fund - Service Class	57	(676)	(619)
MFS® VIT Total Return Series - Initial Class	4,180	(10,784)	(6,604)
MFS® VIT Utilities Series - Initial Class	956,925	(1,936,183)	(979,258)
MFS® VIT Utilities Series - Service Class	41,536	(56,910)	(15,374)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	15	(1,320)	(1,305)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	103	(1,868)	(1,765)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	17	—	17
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	13,477	(10,955)	2,522
PIMCO VIT Total Return Portfolio - Administrative Class	75,661	(212,750)	(137,089)
Putnam VT Global Health Care Fund - Class IB	—	(232)	(232)
Templeton Global Bond VIP Fund - Class 2	22,181	(33,388)	(11,207)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered
Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account C

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln National Variable Annuity Account C ("Variable Account"), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since at least 1985, but we are unable to determine the specific year.

Philadelphia, Pennsylvania
April 17, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS International Value Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Allspring VT Discovery All Cap Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Allspring VT Small Cap Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Inflation Protection Fund - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP International Fund - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
BlackRock Global Allocation V.I. Fund - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
BlackRock Global Allocation V.I. Fund - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Income VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Advantage Allocation Fund - Service Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Advantage Allocation Fund - Standard Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 3, 2022 (commencement of operations) through December 31, 2022
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 3, 2022 (commencement of operations) through December 31, 2022
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware High Yield Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Mid Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware SMID Cap Core Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware SMID Cap Core Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. REIT Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. REIT Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Government Money Market Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Government Money Market Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS International Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian Global Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2010 Fund - Service Class	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class during 2022	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class
LVIP T. Rowe Price 2010 Fund - Standard Class	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class during 2022	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP T. Rowe Price 2050 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2060 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Total Return Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Utilities Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Utilities Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023